SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 /x/

     Pre-Effective Amendment No. ------

     Post-Effective Amendment No.   32
                                   ------
                                    and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 /x/

     Amendment No.   32
                    ------
                      (Check appropriate box or boxes.)

MIDWEST GROUP TAX FREE TRUST -
---------------------------------
File Nos. 2-72101 and 811-3174
---------------------------------
312 Walnut Street, 21st Floor, Cincinnati, Ohio   45202
-------------------------------------------------------
   (Address of Principal Executive Offices)     Zip Code

Registrant's Telephone Number, including Area Code:(513) 629-2000
                                                    ---------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati,
------------------------------------------------------------
OH 45202
--------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
 __
/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1995 was filed with the Commission on August 29, 1995.


                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Expense Information
3....................... Financial Highlights, Performance
                         Information
4....................... Operation of the Fund, Investment
                         Objectives and Policies
5....................... Operation of the Fund, Financial Highlights
6....................... Cover Page, Operation of the Fund,
                         Dividends and Distributions, Taxes
7....................... How to Purchase Shares, Operation of the
                         Fund, Shareholder Services, Calculation of
                         Share Price and Public Offering Price,
                         Exchange Privilege, Distribution Plans,
                         Application
8....................... How to Redeem Shares, Shareholder Services
9....................... None

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page
11...................... Table of Contents
12...................... The Trust
13...................... Municipal Obligations, Quality Ratings of
                         Municipal Obligations, Definitions,
                         Policies and Risk Considerations,
                         Investment Limitations, Insurers of the
                         Ohio Insured Tax-Free Fund, Portfolio
                         Turnover
14...................... Trustees and Officers
15...................... Principal Security Holders
16...................... The Investment Adviser and Underwriter,
                         Distribution Plans, Custodian, Accountants,
                         MGF Service Corp., Securities Transactions
17...................... Securities Transactions
18...................... The Trust
19...................... Calculation of Share Price and Public
                         Offering Price, Other Purchase Information,
                         Redemption in Kind
20...................... Taxes
21...................... The Investment Adviser and Underwriter
22...................... Historical Performance Information, Tax
                         Equivalent Yield Tables
23...................... Annual Report



PROSPECTUS
November 1, 1995


                         MIDWEST GROUP TAX FREE TRUST
                        312 WALNUT STREET, 21st FLOOR
                         CINCINNATI, OHIO 45202-4094

                             TAX-FREE MONEY FUND
                              -------------------
                       TAX-FREE INTERMEDIATE TERM FUND
                       --------------------------------
     The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund (individually a "Fund" and collectively the "Funds") are two separate series of Midwest Group Tax Free Trust.

     The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

     THE TAX-FREE MONEY FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS
ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

     The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

     The Tax-Free Intermediate Term Fund offers two classes of shares:
Class A shares (sold subject to a maximum 2% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     Midwest Group Financial Services, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

     This Prospectus sets forth concisely the information about the
Funds that you should know before investing.  Please retain this
Prospectus for future reference.  A Statement of Additional Information dated November 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-----------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . . . . . . . .800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . . . . . . . .513-629-2050
-----------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



EXPENSE INFORMATION
-------------------
                             TAX-FREE MONEY FUND
                             -------------------
Shareholder Transaction Expenses
--------------------------------
  Sales Load Imposed on Purchases                   None
  Sales Load Imposed on Reinvested Dividends        None
  Exchange Fee                                      None
  Redemption Fee                                    None*
  Check Redemption Processing Fee (per check):
    First six checks per month                      None
    Additional checks per month                     $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
  Management Fees                     .50%
  12b-1 Fees                          .08%(A)
  Other Expenses                      .41%
                                      ----
  Total Fund Operating Expenses       .99%
                                      ====
(A)The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

                       TAX-FREE INTERMEDIATE TERM FUND
                        -------------------------------

                                                Class A      Class C
                                                Shares       Shares
                                                -------      -------
Shareholder Transaction Expenses
--------------------------------
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)              2%         None
  Maximum Contingent Deferred Sales Load
  (as a percentage of original purchase price)   None*          1%
  Sales Load Imposed on Reinvested Dividends     None         None
  Exchange Fee                                   None         None
  Redemption Fee                                 None**       None**
  Check Redemption Processing Fee (per check):
    First six checks per month                   None         None
    Additional checks per month                  $0.25        $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .50% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
**A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
                                       Class A           Class C
                                       Shares            Shares
                                       -------           --------
  Management Fees                       .50%              .50%
  12b-1 Fees(A)                         .17%              .41%
  Other Expenses                        .32%              .58%
                                        ----             -----
  Total Fund Operating Expenses         .99%             1.49%
                                        ====             =====

(A) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

  The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example                                        Class A     Class C
You would pay the following                    Shares,     Shares,
expenses on a $1,000 invest-                   Tax-Free    Tax-Free
ment, assuming (1) 5% annual      Tax-Free   Intermediate  Intermediate
return and (2) redemption         Money Fund   Term Fund   Term Fund
at the end of each time           ---------- ------------- -------------
period:
                        1 Year   $10         $30           $ 25
                        3 Years  32           51             47
                        5 Years  55           74             81
                        10 Years 121          139            178


FINANCIAL HIGHLIGHTS
--------------------
The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1995 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                         Tax-Free Money Fund

                                                                    Per Share Data for a Share Outstanding Throughout Each Year(A)
==================================================================================================================================
                                                                       Year Ended June 30,
                         _________________________________________________________________________________________________________
                          1995       1994       1993       1992       1991       1990       1989       1988       1987       1986
                         _________________________________________________________________________________________________________
Net asset value at
  beginning of year .... $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income..   0.030      0.021      0.024      0.036      0.050      0.055      0.053      0.045      0.040      0.050
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Distributions from net
  investment income ...  (0.030)    (0.021)    (0.024)    (0.036)    (0.050)    (0.055)    (0.053)    (0.045)    (0.040)    (0.050)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value at
  end of year .........  $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Total return .........    3.07%      2.12%      2.40%      3.63%      5.09%      5.69%      5.48%      4.53%      4.01%      5.20%
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Net assets at end
  of year (000's) ....   $26,692    $31,168    $34,787    $50,000    $45,210    $46,727    $83,634   $115,670   $107,398   $137,390
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Ratio of expenses to
  average net assets...   0.99%      0.99%      0.99%      0.99%      0.99%      0.97%      0.94%      0.96%      0.93%      1.05%
Ratio of net investment
  income to average
  net assets...........   3.00%      2.09%      2.39%      3.55%      4.98%      5.57%      5.30%      4.47%      3.93%      5.03%

(A) All per share data for the years ended prior to June 30, 1991 has been restated to reflect a 10 for 1 share split on February 28, 1990.

                                      Tax-Free Intermediate Term Fund

                                                                      Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================================
                                                                        CLASS A
                         _________________________________________________________________________________________________________
                                                                  Year Ended June 30,
                         _________________________________________________________________________________________________________
                          1995       1994       1993       1992       1991       1990       1989       1988       1987       1986
                         _________________________________________________________________________________________________________
Net asset value
  at beginning of year.. $10.69     $10.98     $10.42     $10.15     $10.05     $10.07     $10.13     $10.30     $10.34     $10.33
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations:
  Net investment income.   0.49       0.48       0.53       0.59       0.62       0.64       0.63       0.56       0.55       0.61
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net realized and
   unrealized gains
  (losses) on
   investments .......     0.17      (0.29)      0.56       0.27       0.10      (0.02)     (0.06)     (0.17)     (0.04)      0.01
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

Total from investment
  operations .........     0.66       0.19       1.09       0.86       0.72       0.62       0.57       0.39       0.51       0.62
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

Distributions from net
  investment income ..    (0.49)     (0.48)     (0.53)     (0.59)     (0.62)     (0.64)     (0.63)     (0.56)     (0.55)     (0.61)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

Net asset value at
  end of year ........   $10.86     $10.69     $10.98     $10.42     $10.15      $10.05    $10.07     $10.13     $10.30     $10.34
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Total return(A) ......     6.36%      1.70%     10.75%      8.78%      7.38%      6.35%      5.76%      3.88%      5.24%      6.25%
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Net assets at end
  of year (000's) ...   $81,140    $106,472    $82,168    $26,720    $15,638    $15,875    $17,741    $21,916    $32,140    $13,227
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Ratio of expenses to
  average net assets(B)    0.99%      0.99%      0.99%      1.07%      1.13%       1.09%     1.13%      1.19%      1.10%      1.16%
Ratio of net investment
  income to average
  net assets.........      4.59%      4.35%      4.90%      5.75%      6.15%       6.39%     6.23%      5.51%      5.30%      5.96%

Portfolio turnover rate      32%        46%        28%        12%        48%         58%       82%        59%        26%        39%


(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 1.08% and 1.25% for the years ended June 30, 1992 and 1988, respectively.


                                   Tax-Free Intermediate Term Fund

                                                               Per Share Data for a Share Outstanding Throughout Each Period
=================================================================================================================================
                                                                                          CLASS C
                                                                             ________________________________
                                                                                               From Date of
                                                                                              Public Offering
                                                                                  Year        (Feb. 1, 1994)
                                                                                  Ended           through
                                                                              June 30, 1995    June 30, 1994
                                                                             ---------------  ---------------
Net asset value at beginning of period....................................   $        10.69   $        11.27
                                                                             ---------------  ---------------

Income from investment operations:
   Net investment income..................................................             0.44             0.20
   Net realized and unrealized gains (losses) on investments..............             0.17            (0.58)
                                                                             ---------------  ---------------
Total from investment operations..........................................             0.61            (0.38)
                                                                             ---------------  ---------------

Distributions from net investment income..................................            (0.44)           (0.20)
                                                                             ---------------  ---------------

Net asset value at end of period..........................................   $        10.86   $        10.69
                                                                             ===============  ===============

Total return(A) ..........................................................             5.82%           (8.28%)(C)
                                                                             ===============  ===============

Net assets at end of period (000's).......................................   $        4,814   $        3,084
                                                                             ===============  ===============

Ratio of expenses to average net assets(B) ...............................            1.49%            1.45%(C)
Ratio of net investment income to average net assets......................            4.08%            3.79%(C)

Portfolio turnover rate...................................................              32%              46%(C)

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 1.75%(C) for the period ended June 30, 1994.
(C)Annualized.

INVESTMENT OBJECTIVES
---------------------
   The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund are two series of Midwest Group Tax Free Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. For a discussion of each Fund's investment practices, see "Investment Policies."

   The TAX-FREE MONEY FUND seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in high-quality municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks, maturing within thirteen months or less with a dollar-weighted average maturity of 90 days or less.

   The investment objective of the Tax-Free Money Fund is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

   The TAX-FREE INTERMEDIATE TERM FUND seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

   The investment objectives of the Tax-Free Intermediate Term Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

INVESTMENT POLICIES
-------------------
    The TAX-FREE MONEY FUND seeks to achieve its investment objective by investing primarily in high-quality, short-term Municipal Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Tax-Free Money Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Tax-Free Money Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable.
The Statement of Additional Information describes ratings of the NRSROs.

   The dollar-weighted average maturity of the Tax-Free Money
Fund will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

   The TAX-FREE INTERMEDIATE TERM FUND seeks to achieve its investment objectives by investing primarily in high-grade Municipal Obligations. The Tax-Free Intermediate Term Fund invests in Municipal Obligations and other securities which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa or A), Standard & Poor's Ratings Group (AAA, AA or A) or Fitch Investors Services, Inc. (AAA, AA or A), or unrated securities determined by the Adviser to be of comparable quality.

   It is anticipated that under normal circumstances the Tax-Free Intermediate Term Fund will invest in Municipal Obligations with remaining maturities of twenty years or less and that the dollar-weighted average maturity of the Fund will be between three and ten years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that market conditions warrant a shorter or longer dollar-weighted average maturity, the Tax-Free Intermediate Term Fund's investments will be adjusted accordingly.

   It is a fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of the annual income of each Fund will be exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.

   Each Fund may, from time to time, invest in taxable short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of annual income will be exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, the assets of each Fund will be invested so that no more than 20% of each Fund's annual income will be subject to federal income tax. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. Each Fund may invest in these taxable short-term obligations, for example, due to market conditions under which Municipal Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Funds reserve the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal income tax purposes, each Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax, including shares of investment companies whose dividends are tax-exempt. Each Fund may invest up to 10% of its total assets in shares of other investment companies.
Investments by a Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Tax-Free Money Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

                        Municipal Obligations
                        ---------------------
   Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax. For purposes of this definition, Municipal Obligations include participation interests in Municipal Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax. Municipal Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

   The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. Each Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Funds may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

   Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

   From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, neither Fund will invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. Each Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

   Each Fund may purchase other types of Municipal Obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objectives and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

                        Risk Factors
                        ------------

   The market value of investments available to the Funds, and therefore each Fund's yield, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The net asset value of the Tax-Free Intermediate Term Fund also will fluctuate due to these changes. The portfolio securities held by the Funds are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

   There are additional risks associated with an investment in the Tax-Free Intermediate Term Fund. The Fund may purchase Municipal Obligations which are rated at the time of purchase within the three highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. The lower rating also reflects a greater possibility that changing circumstances may impair the ability of the issuer to make timely payments of interest and principal. In addition, Municipal Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Tax-Free Intermediate Term Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

    Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Funds. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Funds so as to adversely affect their shareholders, the Funds would reevaluate their investment objectives and policies and submit possible changes in the Funds' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

                        Other Investment Techniques
                        ---------------------------
   The Funds may also engage in the following investment techniques, each of which may involve certain risks:

   PARTICIPATION INTERESTS. Each Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, a Fund will have the right to demand payment on not more than seven days' notice for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. Each Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

    FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. Each Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. Neither Fund will invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets a Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

   INVERSE FLOATING OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations.

   WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. A Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the net asset value of the Tax-Free Money Fund and greater fluctuation of the net asset value of the Tax-Free Intermediate Term Fund. Each Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

   LENDING PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by either Fund without the affirmative vote of a majority of its outstanding shares.

   OBLIGATIONS WITH PUTS ATTACHED. Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

   LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in Municipal Obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Tax-Free Intermediate Term Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

   SECURITIES WITH LIMITED MARKETABILITY. Each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

   BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, each Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. Neither Fund will make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
                        Tax-Free Money Fund
                        -------------------
   Your initial investment in the Tax-Free Money Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

   INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Tax-Free Money Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Money Fund." An account application is included in this Prospectus.

   You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

   Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

   Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

    INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Tax-Free Money Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

   You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with MGF Service Corp.). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

   ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the "Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

   CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Tax-Free Money Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

   Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

                        Tax-Free Intermediate Term Fund
                        -------------------------------
   Your initial investment in the Tax-Free Intermediate Term Fund ordinarily must be at least $1,000. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Midwest Group Financial Services, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354.
Checks should be made payable to the "Tax-Free Intermediate Term Fund." An account application is included in this Prospectus.

   The Trust mails you confirmations of all purchases or redemptions of shares of the Tax-Free Intermediate Term Fund. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone, or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

   Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

   Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

   OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to MGF Service Corp. at the address or numbers listed below.

   After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Tax-Free Intermediate Term Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

   Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Tax-Free Intermediate Term Fund."

   Under the Open Account Program, you may also purchase shares of the Tax-Free Intermediate Term Fund by bank wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

    Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Tax-Free Intermediate Term Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

SALES LOAD ALTERNATIVES
-----------------------
   The Tax-Free Intermediate Term Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee (see "Distribution Plans"). Shares of the Tax-Free Intermediate Term Fund purchased prior to February 1, 1994 are Class A shares.

   The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

   As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

   Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 2% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 4 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 4 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

   In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Tax-Free Intermediate Term Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Midwest Group during a specific period of time.
Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
--------------

   Class A shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

  The public offering price of Class A shares applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                      Dealer
                                                   Reallowance
                                 Sales Load as % of:   as % of
                                 Public    Net        Public
                                 Offering  Amount     Offering
Amount of Investment             Price     Invested   Price*
--------------------             -------    -------   ---------
Less than $100,000                 2.00%      2.04%     1.80%
$100,000 but less than $250,000    1.50       1.52      1.35
$250,000 but less than $500,000    1.00       1.01       .90
$500,000 but less than $1,000,000   .75        .76       .65
$1,000,000 or more                 None**     None**

Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                      Dealer
                                                    Reallowance
                                 Sales Load as % of:  as % of
                                  Public    Net       Public
                                  Offering  Amount    Offering
Amount of Investment              Price     Invested  Price
--------------------            ----------  -------- ----------
Less than $500,000                 1.00%     1.01%      1.00%
$500,000 but less than $1,000,000   .75       .76        .75
$1,000,000 or more                 None**     None**

* Until December 31, 1995, the Adviser will reallow the entire amount of the sales load to unaffiliated dealers responsible for sales of Class A shares.
** There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .50% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

   Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

   For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .50% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Tax-Free Intermediate Term Fund may be aggregated with concurrent purchases of Class A shares of other Midwest Group funds.
Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other Midwest Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Midwest Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

   REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact MGF Service Corp. for information about the Right of Accumulation and Letter of Intent.

   PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Tax-Free Intermediate Term Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

   Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

   In addition, Class A shares of the Tax-Free Intermediate Term Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

   Clients of investment advisers and financial planners may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify MGF Service Corp. that an investment qualifies as a purchase at net asset value.

   Trustees, directors, officers and employees of the Trust, the Adviser or MGF Service Corp., including members of the immediate family of such individuals, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Tax-Free Intermediate Term Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .50% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

     Redemptions of such Class A shares of the Tax-Free Intermediate Term Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another Midwest Group fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. (See "Exchange Privilege.")

     The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

     ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact MGF Service Corp. for additional information concerning purchases at net asset value or at reduced sales loads.

     Class C Shares
     --------------
     Class C shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

     A contingent deferred sales load is imposed on Class C shares of the Tax-Free Intermediate Term Fund if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

     Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

          Year Since Purchase         Contingent Deferred
           Payment was Made               Sales Load
          -------------------         -------------------
              First Year                      1%
              Thereafter                     None

     In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

     The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares of the Tax-Free Intermediate Term Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

     All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares of the Tax-Free Intermediate Term Fund.

     The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
--------------------
     Contact MGF Service Corp. (Nationwide call toll-free 800-
543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------
     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Tax-Free Intermediate Term Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

     Direct Deposit Plans
     --------------------
     Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------
     You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

     Reinvestment Privilege
     ----------------------
     If you have redeemed shares of the Tax-Free Intermediate Term Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within thirty days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     A contingent deferred sales load may apply to a redemption of Class C shares of the Tax-Free Intermediate Term Fund or to a redemption of certain Class A shares of the Fund purchased at net asset value. (See "How to Purchase Shares.")

     BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds from your Tax-Free Money Fund account will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day. The redemption proceeds from your Tax-Free Intermediate Term Fund account will be sent by mail or by wire within three business days after receipt of your telephone instructions.

     The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

     Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

     BY CHECK. You may establish a special checking account with either Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned.
Shareholders of the Tax-Free Intermediate Term Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

     As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

     Shareholders of the Tax-Free Intermediate Term Fund should be aware that writing a check (a redemption of shares) is a taxable event. Shares of the Tax-Free Intermediate Term Fund for which certificates have been issued may not be redeemed by check. Shareholders who invest in the Tax-Free Money Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

     THROUGH BROKER-DEALERS. You may also redeem shares of the Tax-Free Intermediate Term Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House
(ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

     If a certificate for shares of the Tax-Free Intermediate Term Fund was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
     Shares of either Fund and of any other fund of the Midwest
Group of Funds may be exchanged for each other.

     Shares of the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. A contingent deferred sales load may be imposed on a redemption of shares of the Tax-Free Money Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the prospectus of such other fund.

      Class C shares of the Tax-Free Intermediate Term Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust       Midwest Strategic Trust
----------------------------       -----------------------
 Tax-Free Money Fund               *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund          *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Royal Palm Florida Tax-Free       *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term Fund   Midwest Trust
*Ohio Insured Tax-Free Fund        -------------
                                   Short Term Government Income Fund
                                   Institutional Government Income Fund
                                   *Intermediate Term Government Income
                                      Fund
                                   *Adjustable Rate U.S. Government
                                      Securities Fund
                                   *Global Bond Fund

   You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

   Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
   All of the net investment income of each Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Funds will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

   Distributions are paid according to one of the following options:

   Share Option -   income distributions and capital gains
                    distributions reinvested in additional
                    shares.

   Income Option -  income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

   Cash Option -    income distributions and capital gains
                    distributions paid in cash.

You should indicate your choice of option on your application.
If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

   If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

   An investor in the Tax-Free Intermediate Term Fund who has received in cash any dividend or capital gains distribution may return the distribution within thirty days of the distribution date to MGF Service Corp. for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify MGF Service Corp. that a distribution is being reinvested pursuant to this provision.

TAXES
-----
   Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

   Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from a Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

   Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

   Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Funds may invest in such "specified private activity bonds" subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors.

   Redemptions and exchanges of shares of the Tax-Free Intermediate Term Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Tax-Free Intermediate Term Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Tax-Free Intermediate Term Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of either Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

   The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. Each Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by the Fund during the preceding year.
An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

   Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Funds.

OPERATION OF THE FUNDS
-----------------------
   The Funds are diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

   The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to four other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Each Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

   John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of each Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing each Fund's portfolio since October 1986.


   The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

   The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

   MGF Service Corp. also provides accounting and pricing services to the Funds. MGF Service Corp. receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

   In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Funds.

   The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

   Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

   Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders.
The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
   CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

   Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Funds. For the fiscal year ended June 30, 1995, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund paid $22,000 and $146,143, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Funds.

   The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Tax-Free Money Fund's average daily net assets and .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

   CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Intermediate Term Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of Fund shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's Class C shares.

   Pursuant to the Class C Plan, the Tax-Free Intermediate Term Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1995, Class C shares of the Tax-Free Intermediate Term Fund paid $17,857 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

   Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Tax-Free Intermediate Term Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

   GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.
The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

   The Securities and Exchange Commission recently adopted amendments proposed by the National Association of Securities Dealers to its Rules of Fair Practice relating to asset-based sales charges of mutual funds. The amendments require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
   On each day that the Trust is open for business, the share price (net asset value) of the Tax-Free Money Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The share price of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Tax-Free Intermediate Term Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

   The Tax-Free Money Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Tax-Free Money Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation by the Tax-Free Money Fund will enable it to maintain a stable net asset value per share of $1.

   Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Tax-Free Intermediate Term Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Tax-Free Intermediate Term Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
   From time to time, the Tax-Free Money Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Tax-Free Money Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Tax-Free Money Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."

   From time to time, the Tax-Free Intermediate Term Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

   The "average annual total return" of the Tax-Free
Intermediate Term Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Tax-Free Intermediate Term Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return". A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

   The "yield" of the Tax-Free Intermediate Term Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Tax-Free Intermediate Term Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

   From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

   Further information about the Tax-Free Intermediate Term Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.



MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS
-----------------
Expense Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .  . . . . . . . . . . . . . . . . . . . . .
Investment Objectives. . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price and Public Offering Price . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .

   No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

Account Application (check appropriate Fund)                                    ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
[  ] Tax Free Money Fund (2)                 $____________________    Home Office Address:____________________________
     Tax Free Intermediate Term  Fund                                 Branch Address:_________________________________
[  ]  A Shares (3)                           $____________________    Rep Name & No.:_________________________________
[  ]  C Shares (16)                          $____________________    Rep Signature:__________________________________

___________________________________________________________________________________________________________________

[  ]  Check or draft enclosed payable to the Fund(s) designated above.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax l.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER _ Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:
[  ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[  ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions
                         paid in cash

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from our account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.
NOTE:  For wire redemptions, the indicated bank should be a commercial bank.
Please attach a voided check for the account.

Bank Account Number ____________________________________________
Bank Routing Transit Number

Name of Account Holder ____________________________________________________________________________
Bank Address_____________________________________________________
Checkwriting (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks.  I (we) authorize the persons whose signatures appear on the PTDA ure
card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust.   I (we) agree to be bound by the Rules
and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
___________________________________________________________________________________________________________________

REDUCED SALES CHARGES (TAX FREE INTERMEDIATE TERM FUND'S CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of the Midwest Group of Funds.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] l agree to the Letter of Intent in the current Prospectus of Midwest Group Tax Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of the Midwest
Group of Funds at least equal to (check appropriate box):
          [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
___________________________________________________________________________________________________________________

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service
Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.
The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the
Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


_______________________________________________________________-    ________________________________________________________

Signature of Individual Owner, Corporate Officer, Trustee, etc.                Signature of Joint Owner, if Any

___________________________________________________________-     ________________________________________________________

          Title of Corporate Officer, Trustee, etc.                                            Date

 NOTE:   Corporations, trusts and other organizations must complete the resolution form on the reverse side.
 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund(s))
The Automatic Investment  Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.  The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund. (Check applicable Fund)        ABA Routing Number_______________________

[  ] Tax Free Money Fund  [  ] Tax Free Intermediate Term Fund                  FI Account Number________________________

                                                                 [  ]  Checking Account        [  ]  Savings Account
_____________________________________________________________
Name of Financial Institution (FI)                               Please make my automatic investment on:

                                                                 [  ]  the last business day of each month
_____________________________________________________________    [  ]  the 15th day of each month
City                                    State                    [  ]  both the 15th and last business day


X____________________________________________________________    X________________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)               (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names.  Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
     MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.
MGF will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
____________________________________________________________________________________________________________________________

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund:   [  ] Tax Free Money Fund
                                                                                [  ] Tax Free Intermediate Term Fund

[  ] Monthly _ Withdrawals will be made on the last business day of each month.
[  ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually _ Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Midwest account number:  ____  ____  _  ____  ____  ____  ____
____  ____  _  ____
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
I understand that the transfer will be completed in  two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and that

____________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA)
and that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

____________________________________________________________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                            Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


____________________________________________________________________________________________________________________________
                                                       (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                                 (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                   Name                                                        Title

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


________________________________________________________________      _______________________________________________________
                    *Secretary-Clerk                                            Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


PROSPECTUS
November 1, 1995


                          MIDWEST GROUP TAX FREE TRUST
                          312 WALNUT STREET, 21st FLOOR
                          CINCINNATI, OHIO  45202-4094

                           OHIO INSURED TAX-FREE FUND
                           --------------------------
     The Ohio Insured Tax-Free Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. Insurance does not guarantee the value of the Fund's shares.

     THE FUND IS A NON-DIVERSIFIED SERIES AND THEREFORE MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN OHIO MUNICIPAL OBLIGATIONS ISSUED BY ONE ISSUER.

     The Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-----------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)  . . . . . . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . .  . . . . . . . . . . . . . . . . . . . . 513-629-2050
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



EXPENSE INFORMATION                                 Class A     Class C
-------------------                                 Shares      Shares
                                                    --------    --------
Shareholder Transaction Expenses
---------------------------------
     Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)                4%          None
     Maximum Contingent Deferred Sales Load
     (as a percentage of original purchase price)       None*       1%
     Sales Load Imposed on Reinvested Dividends         None        None
     Exchange Fee                                       None        None
     Redemption Fee                                     None**      None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
                                                  Class A   Class C
                                                  Shares    Shares
                                                  -------   --------
Management Fees After Waivers(A)                   .48%      .48%
12b-1 Fees(B)                                      .01%      .16%
Other Expenses                                     .26%      .61%
                                                   ----     -----
Total Fund Operating Expenses After Waivers(C)     .75%     1.25%
                                                   ====     =====
(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended June 30, 1995.
(B) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been .77% and 1.27% for Class A and Class C shares, respectively.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
-------
You would pay the following
expenses on a $1,000 invest-
ment, assuming (1) 5% annual
return and (2) redemption at
the end of each time period:
                              1 Year    3 Years   5 Years   10 Years
                              ------    -------   -------   --------
     Class A Shares. . . . . .$ 47      $  63      $ 80     $  129
     Class C Shares. . . . . .$ 23      $  40      $ 69     $  151


FINANCIAL HIGHLIGHTS
--------------------
 The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1995 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                     CLASS A
                             ______________________________________________________________________________________
                                                              YEAR ENDED JUNE 30,
                             ______________________________________________________________________________________
                             1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                             ______________________________________________________________________________________
Net asset value at
   beginning of year .....  $11.74   $12.41   $11.67   $11.13   $10.96   $11.11   $10.85   $10.91   $10.94   $10.24
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from investment
   operations:
   Net investment income..    0.63     0.61     0.65     0.70     0.68     0.74     0.76     0.77     0.76     0.79
   Net realized and
   unrealized gains
   (losses) on investments    0.25    (0.64)    0.74     0.54     0.17    (0.15)    0.26    (0.06)   (0.03)    0.70
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Total from investment
   operations ............    0.88    (0.03)    1.39     1.24     0.85     0.59     1.02     0.71     0.73     1.49
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Less distributions:
   Distributions from net
     investment income ..    (0.63)   (0.61)   (0.65)   (0.70)   (0.68)   (0.74)   (0.76)   (0.77)   (0.76)   (0.79)
   Distributions from
     net realized gains..       --    (0.03)      --       --       --       --       --       --       --       --
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Total distributions .....    (0.63)   (0.64)   (0.65)   (0.70)   (0.68)   (0.74)   (0.76)   (0.77)   (0.76)   (0.79)
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Net asset value at
  end of year.. .........   $11.99   $11.74   $12.41   $11.67   $11.13   $10.96   $11.11   $10.85   $10.91   $10.94
                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Total return(A)  ........     7.75%   (0.41%)  12.24%   11.55%    7.98%    5.53%    9.75%    6.80%    6.73%   15.12%
                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Net assets at end of
   year (000's) .........   $71,393  $79,889  $81,101  $49,288  $20,791  $16,928  $17,741  $11,822  $17,534  $12,732
                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Ratio of expenses to
   average net assets(B).     0.75%    0.75%    0.75%    0.60%    1.07%    1.02%    1.15%    1.28%    1.06%    1.04%
Ratio of net investment
   income to average net
   assets................     5.35%    4.94%    5.35%    6.10%    6.14%    6.74%    6.96%    7.21%    6.77%    7.44%

Portfolio turnover rate..       29%      45%      15%       3%      86%      29%      49%      19%      24%      18%

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of  expenses to average net assets  assuming no waiver of fees or  reimbursement  of expenses by the Adviser was 0.77%,
  0.77%, 1.07%, 1.52%, 1.20% and 1.12% for the years ended June 30, 1995, 1992, 1990, 1988, 1987 and 1986, respectively.


                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                                                                           CLASS C
                                                                             _________________________________
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                                   YEAR        (NOV. 1, 1993)
                                                                                   ENDED           THROUGH
                                                                               JUNE 30, 1995   JUNE 30, 1994
                                                                             _________________________________

Net asset value at beginning of period....................................   $        11.74   $       12.62
                                                                             ---------------  ---------------
Income from investment operations:
   Net investment income..................................................             0.57             0.36
   Net realized and unrealized gains (losses) on investments..............             0.26            (0.85)
                                                                             ---------------  ---------------
Total from investment operations..........................................             0.83            (0.49)
                                                                             ---------------  --------------
Less distributions:
   Distributions from net investment income...............................            (0.57)           (0.36)
   Distributions from net realized gains..................................               --            (0.03)
                                                                             ---------------  ---------------
Total distributions.......................................................            (0.57)           (0.39)
                                                                             ---------------  --------------

Net asset value at end of period..........................................   $        12.00   $       11.74
                                                                             ===============  ===============

Total return(A) ..........................................................            7.31%           (6.05%)(C)
                                                                             ===============  ===============

Net assets at end of period (000's).......................................   $        4,165   $        2,659
                                                                             ===============  ===============

Ratio of expenses to average net assets(B) ...............................            1.25%            1.22%(C)
Ratio of net investment income to average net assets......................            4.84%            4.09%(C)

Portfolio turnover rate...................................................              29%              45%(C)

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or  reimbursement of expenses by the Adviser was 1.27% and
  1.28%(C) for the periods ended June 30, 1995 and 1994, respectively.
(C)Annualized.



INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
     The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     The Fund seeks to achieve its investment objective by investing primarily in investment grade, long-term Ohio Obligations (described below) that are insured as to the timely payment of principal and interest. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Ohio Obligations which are insured as to payment of interest and principal either by an insurance policy obtained by the issuer of the obligation at original issuance or by an insurance policy obtained by the Fund from a recognized insurer. In the event of a default on an insured obligation, the insurer is required to make payments of interest and principal, when due, to the Fund. Insurance does not guarantee the market value of the obligations or the value of the shares of the Fund. The Fund also may own uninsured Ohio Obligations, including obligations where the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government. The Fund may also invest up to 20% of its net assets in short-term Ohio Obligations which are not insured, since insurance on these obligations is generally unavailable. For temporary defensive purposes, the Fund may invest more than 20% of its net assets in uninsured short-term Ohio Obligations. The Board of Trustees may terminate the practice of investing in insured obligations if it determines that such practice is not in the best interests of the Fund's shareholders. For a further discussion of the types of insurance available to the Fund, see "Insurance."

     The Fund invests in Ohio Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or
Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

     It is anticipated that under normal circumstances the Fund's dollar-weighted average maturity will be more than fifteen years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that the market conditions warrant a shorter dollar-weighted average maturity, the Fund's investments will be adjusted accordingly, but not so as to reduce the Fund's dollar-weighted average maturity below ten years.

     It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

     Ohio Obligations
     ----------------
     Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

     The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest on obligations which are not insured. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

     The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

     The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

     Insurance
     ---------
     Ohio Obligations purchased by the Fund may be insured by one of the following types of insurance: new issue insurance, mutual fund insurance, or secondary insurance.

     NEW ISSUE INSURANCE. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. All premiums are paid in advance by the issuer or underwriter. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business.

     MUTUAL FUND INSURANCE. A mutual fund insurance policy is purchased by the Fund from an insurance company. All premiums are paid from the Fund's assets, thereby reducing the yield from an investment in the Fund. A mutual fund insurance policy is non-cancelable except for non-payment of premiums and remains in effect only as long as the Fund holds the insured obligation. In the event the Fund sells an obligation covered by a mutual fund policy, the insurance company is liable only for those payments of principal and interest then due and in default. If the Fund holds a defaulted obligation, the Fund continues to pay the insurance premium thereon but is entitled to collect interest payments from the insurer and may collect the full amount of principal from the insurer when the obligation becomes due. Accordingly, it is expected that the Fund will retain in its portfolio any obligations so insured which are in default or are in significant risk of default to avoid forfeiture of the value of the insurance feature of such obligations, which would not be reflected in the price for which the Fund could sell such obligations. In valuing such defaulted obligations, the Fund will value the insurance in an amount equal to the difference between the market value of the defaulted obligation and the market value of similar obligations which are not in default. Because the Fund must hold defaulted obligations in its portfolio, its ability in certain circumstances to purchase other obligations with higher yields will be limited.

     SECONDARY INSURANCE. A secondary insurance policy insures an obligation for as long as it remains outstanding, regardless of the owner of such obligation. Premiums are paid by the Fund and coverage is non-cancelable, except for non-payment of premiums. Because secondary insurance provides continuous coverage during the term of the obligation, it provides greater marketability of the Fund's obligations than is allowed under a mutual fund insurance policy. Thus, the Fund with secondary insurance may sell an obligation to a third party as a high-rated insured security at a higher market price than would otherwise be obtained if the obligation were insured under a mutual fund policy. Secondary insurance also gives the Fund the option of selling a defaulted obligation rather than compelling it to hold a defaulted security in its portfolio so that it may continue to be afforded insurance protection.

     The Fund currently intends to purchase only Ohio Obligations which are insured by the issuer of the obligation under a new issue insurance policy. In the event the Adviser makes a recommendation to purchase an obligation which is not otherwise insured, the Fund may purchase such obligation and thereafter obtain mutual fund or secondary insurance. The Fund will purchase insurance from, or obligations insured by, Municipal Bond Investors Assurance Corporation, AMBAC Indemnity Corp. and Financial Guaranty Insurance Company. The Fund may also purchase insurance from, or obligations insured by, other insurance companies provided that such companies have a claims-paying ability rated AAA by Standard and Poor's or Aaa by Moody's.
There can be no assurance that any insurer will be able to meet its obligations under an insurance policy.

     Risk Factors
     ------------

     The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, in instances where a security is not insured, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer of an uninsured obligation be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

     The Fund may purchase Ohio Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Ohio Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In management's opinion, however, the risk involved in investing in these Baa or BBB rated obligations will be substantially reduced by insurance. In addition, Ohio Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. While insurance minimizes the risks to the Fund by protecting against loss from defaults by the issuer, it does not protect against market fluctuation. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

     There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995, which has more than offset the losses resulting from the 1991-1993 recession. Ohio remains highly industrialized, but the manufacturing component of the economy dropped to 22.7% of employment in 1990, compared to 28.9% in 1980. The manufacturing industry is stronger after a period of restructuring in the early 1980s and during the past two years the manufacturing component has increased 2.3%, led by the transportation equipment industry. Although manufacturing is expected to slow in the future, gains in services, trade and construction should maintain moderate overall employment growth trends. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While the State has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, it has recently replenished its depleted financial reserves as a result of increased tax receipts and decreased social service spending during the past two fiscal years. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market value of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

     The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

     Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     Other Investment Techniques
     ---------------------------
     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment on not more than seven days' notice for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the credit-worthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     INVERSE FLOATING OBLIGATIONS. The Fund may invest in securities representing interests in tax-exempt obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt obligations or an index of short-term tax-exempt obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate tax-exempt obligations.

     WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

     LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

     OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

     LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

     SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
     Your initial investment in the Fund ordinarily must be at least $1,000. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Midwest Group Financial Services, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Insured Tax-Free Fund." An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

     OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to MGF Service Corp. at the address or numbers listed below.

     After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

     Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Ohio Insured Tax-Free Fund."

     Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

     SALES LOAD ALTERNATIVES
     -----------------------
     The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee (see "Distribution Plans"). Shares of the Fund purchased prior to November 1, 1993 are Class A shares.

     The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

     As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

     Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 7 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 7 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

     In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Midwest Group during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
--------------
     Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

     The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                       Dealer
                                                     Reallowance
                                  Sales Load as % of:  as % of
                                   Public    Net       Public
                                   Offering  Amount    Offering
Amount of Investment               Price     Invested  Price*
--------------------              ---------- -------- -----------
Less than $100,000                  4.00%      4.17%      3.60%
$100,000 but less than $250,000     3.50       3.63       3.30
$250,000 but less than $500,000     2.50       2.56       2.30
$500,000 but less than $1,000,000   2.00       2.04       1.80
$1,000,000 or more                  None**     None**

* Until December 31, 1995, the Adviser will reallow the entire amount of the sales load to unaffiliated dealers responsible for sales of Class A shares.
** There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

     Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other Midwest Group funds. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other Midwest Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Midwest Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

     REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact MGF Service Corp. for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Ohio Insured Tax-Free Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

     Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

     In addition, Class A shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     Clients of investment advisers and financial planners may also purchase Class A shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify MGF Service Corp. that an investment qualifies as a purchase at net asset value.

     Trustees, directors, officers and employees of the Trust, the Adviser or MGF Service Corp., including members of the immediate family of such individuals, may also purchase Class A shares of the Fund at net asset value.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

     Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another Midwest Group fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. (See "Exchange Privilege".)

     The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

     ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact MGF Service Corp. for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares
--------------
     Class C shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day.
It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asst value next determined on the following business day.

     A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

     Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                    Year Since Purchase      Contingent Deferred
                    Payment was Made             Sales Load
                    -------------------      -------------------
                       First Year                    1%
                       Thereafter                   None

     In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

     The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

     All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares.

     The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
--------------------
     Contact MGF Service Corp. (Nationwide call toll-free 800-
543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------
     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

     Direct Deposit Plans
     --------------------
     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------
     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

     Reinvestment Privilege
     ----------------------
     If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load.
This reinvestment must occur within thirty days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House
(ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

     If a certificate for the shares was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

     A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

     Shares are redeemed at their net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     The Trust and MGF Service Corp. will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
     Shares of the Fund and of any other fund of the Midwest
Group of Funds may be exchanged for each other.

     Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

      Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

   Midwest Group Tax Free Trust         Midwest Strategic Trust
   ----------------------------         -----------------------
 Tax-Free Money Fund                   *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund              *Equity Fund
 California Tax-Free Money Fund        *Utility Fund
 Royal Palm Florida Tax-Free           *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term Fund      Midwest Trust
*Ohio Insured Tax-Free Fund           -------------
*Ohio Insured Tax-Free Fund           Short Term Government Income Fund
                                      Institutional Government Income Fund
                                      *Intermediate Term Government Income
                                       Fund
                                       *Adjustable Rate U.S. Government
                                        Securities Fund
                                       *Global Bond Fund

     You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
     All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

     Distributions are paid according to one of the following options:

     Share Option  - income distributions and capital gains
                     distributions reinvested in additional
                     shares.

     Income Option - income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

     Cash Option   - income distributions and capital gains
                     distributions paid in cash.

You should indicate your choice of option on your application.
If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

     An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to MGF Service Corp. for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify MGF Service Corp. that a distribution is being reinvested pursuant to this provision.

TAXES
-----
     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

     Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

     The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

     Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

     Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

     Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Ohio income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

     Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
     The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million

     John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since October 1986.

     The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

     MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Fund.

     The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

     Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of
Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
     CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which the Class A shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's Class A shares.


     The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

     CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of Fund shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's Class C shares.

     Pursuant to the Class C Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1995, Class C shares of the Fund paid $5,077 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

     Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     GENERAL. Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Securities and Exchange Commission recently adopted amendments proposed by the National Association of Securities Dealers to its Rules of Fair Practice relating to asset-based sales charges of mutual funds. The amendments require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
     On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
     From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

     The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

     From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp.
(Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050) or by writing to the Trust at the address on the front of this Prospectus.



MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999




TABLE OF CONTENTS
------------------
Expense Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .. . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price and Public Offering Price . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .


     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.












Account Application                                                             ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
Ohio Insured                                                          Home Office Address:____________________________
Tax Free Fund                                                         Branch Address:_________________________________
[  ]  A Shares (9)                                                    Rep Name & No.:_________________________________
[  ]  C Shares (14)                                                   Rep Signature:__________________________________

___________________________________________________________________________________________________________________

Initial Investment of $___________________ ($1,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax l.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER _ Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:
[  ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[  ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash.
____________________________________________________________________________________________________________________________

REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of the Midwest Group of Funds.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of

Intent.)

[  ] l agree to the Letter of Intent in the current Prospectus of Midwest Group Tax Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 __
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of the Midwest Group of Funds at least equal to (check appropriate box):
          [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
____________________________________________________________________________________________________________________________

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service
Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.
The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



_______________________________________________________________-    ________________________________________________________

Signature of Individual Owner, Corporate Officer, Trustee, etc.                Signature of Joint Owner, if Any

___________________________________________________________-     ________________________________________________________

          Title of Corporate Officer, Trustee, etc.                                            Date

     NOTE:   Corporations, trusts and other organizations must complete the resolution form on the reverse side.
     Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment  Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.  The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00.
Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued
by the shareholder at any time.

Please invest $ _________________per month in the Fund.          ABA Routing Number________

                                                                 FI Account Number__________
                                                                 [  ]  Savings Account
_____________________________________________________________
Name of Financial Institution (FI)                               Please make my automatic
                                                                 investment on:

                                                                 [  ]  the last business day
City                                    State                    [  ] 15th and last business day


X____________________________________________________________    X________________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)               (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names.  Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees: MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  MGF will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
____________________________________________________________________________________________________________________________

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[  ] Monthly _ Withdrawals will be made on the last business day of each month.
[  ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually _ Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Midwest account number:  ____  ____  _  ____  ____  ____  ____
____  ____  _  ____
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Midwest Group Tax Free Trust (the Trust) and that

_____________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint
MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


____________________________________________________________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                            (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_______________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                   Name                                                        Title

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


________________________________________________________________      _______________________________________________________
                    *Secretary-Clerk                                            Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


PROSPECTUS
November 1, 1995

                       MIDWEST GROUP TAX FREE TRUST
                       312 WALNUT STREET, 21st FLOOR
                        CINCINNATI, OHIO 45202-4094

                            OHIO TAX-FREE MONEY FUND
                            -------------------------

     The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE FUND IS A NON-DIVERSIFIED SERIES AND THEREFORE MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN OHIO MUNICIPAL OBLIGATIONS ISSUED BY ONE ISSUER.

     Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
----------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)  . . . . . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . .  . . . . . . . . . . . . . . . . . . . 513-629-2050
------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses
--------------------------------
     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested Dividends                  None
     Exchange Fee                                                None
     Redemption Fee                                              None*
     Check Redemption Processing Fee (per check):
       First six checks per month                                None
       Additional checks per month                              $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
     Management Fees                    .47%
     12b-1 Fees                         .17%(A)
     Other Expenses                     .10%
                                        ----
     Total Fund Operating Expenses      .74%
                                        ====
(A)The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Example                       1 Year    3 Years   5 Years  10 Years
     -------                       ------    -------   -------   -------
     You would pay the following
     expenses on a $1,000 invest-
     ment, assuming (1) 5% annual
     return and (2) redemption at
     the end of each time period:   $ 8        $ 24      $ 41      $ 92



FINANCIAL HIGHLIGHTS
--------------------
     The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1995 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================================
                                                                                                         FROM
                                                                                                        DATE OF
                                                                                                        PUBLIC
                                                                                               FROM    OFFERING
                                                                                             SEPT. 1,  (OCT. 22,
                                                                                               1988      1987)
                                                         YEAR ENDED JUNE 30,                 THROUGH   THROUGH
                                         __________________________________________________  JUNE 30,  AUG. 31,
                                          1995     1994      1993     1992     1991    1990    1989      1988
                                         ______________________________________________________________________
Net asset value at beginning of period.  $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000   $1.000
                                        -------- -------- -------- -------- -------- -------- -------  -------
Net investment income..................   0.031    0.020    0.022    0.034    0.048    0.055   0.047    0.040
                                        -------- -------- -------- -------- -------- -------- -------- --------
Distributions from net
  investment income ...................  (0.031)  (0.020)  (0.022)  (0.034)  (0.048)  (0.055) (0.047)  (0.040)
                                        -------- -------- -------- -------- ------- --------- -------- --------
Net asset value at end of period ......  $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $1.000   $1.000
                                        ======== ======== ======== ======== ======= ========= ======= ========

Total return...........................   3.12%    1.99%    2.19%    3.52%    4.99%    5.62%  5.77%(B)  4.51%(B)
                                        ======== ======== ======== ======== ======= ========= ======= ========

Net assets at end of period (000's) ... $226,606 $213,001 $221,775 $218,503 $204,034 $124,145 $78,241  $62,777
                                        ======== ======== ======== ======== ======= ========= ======== ========

Ratio of expenses to average
   net assets(A) ......................   0.74%    0.73%    0.74%    0.75%    0.77%    0.75%  0.71%(B)   0.62%(B)

Ratio of net investment income to
   average net assets..................   3.08%    1.97%    2.16%    3.43%    4.80%    5.47%  5.64%(B)   4.66%(B)


(A)Ratio of expenses to average net assets  assuming no waiver of fees by the Adviser was  0.85%(B) and 1.02%(B) for the periods ended June 30, 1989 and August 31, 1988, respectively.
(B)Annualized.


INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
     The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable.
The Statement of Additional Information describes ratings of the NRSROs.

     The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

     It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

     Ohio Obligations
     ----------------
     Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

     The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

     The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

     The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

     Risk Factors
     ------------
     The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

     There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995, which has more than offset the losses resulting from the 1991-1993 recession. Ohio remains highly industrialized, but the manufacturing component of the economy dropped to 22.7% of employment in 1990, compared to 28.9% in 1980. The manufacturing industry is stronger after a period of restructuring in the early 1980s and during the past two years the manufacturing component has increased 2.3%, led by the transportation equipment industry. Although manufacturing is expected to slow in the future, gains in services, trade and construction should maintain moderate overall employment growth trends. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While the State has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, it has recently replenished its depleted financial reserves as a result of increased tax receipts and decreased social service spending during the past two fiscal years. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market value of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

     The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

     Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

Other Investment Techniques
---------------------------
     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment on not more than seven days' notice for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     WHEN-ISSUED OBLIGATIONS.   The Fund may invest in when-
issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

     LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

     OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

     SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

     BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
     Your initial investment in the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

     You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with MGF Service Corp.). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp.
Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the "Ohio Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

     CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

     Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
     Contact MGF Service Corp. (Nationwide call toll-free 800-
543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------
     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Direct Deposit Plans
     --------------------
     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------
     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

     The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


     BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

     Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within two business days following receipt of instructions in proper form, but in no event later than three business days following receipt of instructions.

     BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, MGF
Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

     As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

     Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House
(ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
     Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust           Midwest Strategic Trust
----------------------------           -----------------------
 Tax-Free Money Fund                   *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund              *Equity Fund
 California Tax-Free Money Fund        *Utility Fund
 Royal Palm Florida Tax-Free           *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term Fund       Midwest Trust
*Ohio Insured Tax-Free Fund            -------------
                                        Short Term Government Income Fund
                                        Institutional Government Income
                                           Fund
                                        *Intermediate Term Government
                                           Income Fund
                                        *Adjustable Rate U.S. Government
                                           Securities Fund
                                         *Global Bond Fund

     You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
     All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

     Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
-----
     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

     Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

     The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

     Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

     Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

     Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

     The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
     The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

     The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

     MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Fund.

     The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

     Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     The Fifth Third Bank Trust Department, 38 Fountain Square
Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     Pursuant to the Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Fund. For the fiscal year ended June 30, 1995, the Fund paid $357,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders regarding the retention of shares of the Fund.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------
     On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
     From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."



MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999



TABLE OF CONTENTS
-----------------
Expense Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .. . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .

     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.






Account Application                                                                       ACCOUNT NO. 07-_______________________
                                                                                                            (For Fund Use Only)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354                                                                   FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                                     Firm Name:______________________________________
Ohio Tax-Free                                                                   Home Office Address:____________________________
Money Fund                                                                      Branch Address:_________________________________
                                                                                Rep Name & No.:_________________________________

-------------------------------------------------------------------------------------------------------------------
Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                                (Fund Name)                                     (Fund Account Number)

Account Name                                                                    S.S. #/Tax l.D.#

-----------------------------------------------------------------               -------------------------------------------------
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account
                                                                                 please list minor's S.S.#)

_________________________________________________________________               Citizenship:    [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                                        [  ]  Other _____________________

Address                                                                                                 Phone

-----------------------------------------------------------------               (     )------------------------------------
Street or P.O. Box                                                              Business Phone

-----------------------------------------------------------------               (     )------------------------------------
City                                    State           Zip                     Home Phone

Check Appropriate Box:  [  ] Individual         [  ] Joint Tenant (Right of survivorship presumed)      [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit         [  ] Other

-------------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number ________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
-------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial Services,
Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


----------------------------------------------------------------    --------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

----------------------------------------------------------------    --------------------------------------------------------
                Title of Corporate Officer, Trustee, etc.                                     Date

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.                                ABA Routing Number_______________________

                                                                                FI Account Number________________________

                                                                                [  ]  Checking Account     [  ]  Savings Account
-------------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                [  ]  the last business day of each month
_________________________________________________________________________       [  ]  the 15th day of each month
City                                           State                            [  ]  both the 15th and last business day


X________________________________________________________________________       X_______________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                    (Signature of Joint Tenant - if any)

                        (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
     MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
----------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please  make  withdrawals  on the last  business  day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ _ ____ ____ ____ ____
     ____ ____ _ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
     below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 ---------------------------------------------------------------------------------------
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
----------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and that

----------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA) and
that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

----------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


----------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                            Name                                                                          Title

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


----------------------------------------------------------------                ------------------------------------------------
                    *Secretary-Clerk                                                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


PROSPECTUS
November 1, 1995




                        CALIFORNIA TAX-FREE MONEY FUND
                        ------------------------------

  The California Tax-Free Money Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

  THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

  This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-----------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free) . . . . . . . . . . . . . . . . . . . . . .800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . . . . . . . .513-629-2050
-----------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses
--------------------------------
  Sales Load Imposed on Purchases                        None
  Sales Load Imposed on Reinvested Dividends             None
  Exchange Fee                                           None
  Redemption Fee                                         None*
  Check Redemption Processing Fee (per check):
     First six checks per month                          None
     Additional checks per month                        $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
  Management Fees After Waivers                  .35%(A)
  12b-1 Fees                                     .01%(B)
  Other Expenses                                 .34%
                                                 ----
  Total Fund Operating Expenses After Waivers    .70%(C)
                                                 ====
(A)Absent waivers of management fees, such fees would have been .50% for the fiscal year ended June 30, 1995.
(B)The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.
(C)Absent waivers of management fees, total Fund operating expenses would have been .85% for the fiscal year ended June 30, 1995.

 The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   Example
   -------                           1 Year   3 Years   5 Years   10 Years
                                     ------   -------   -------   ---------
     You would pay the following
     expenses on a $1,000 investment,
     assuming (1) 5% annual return
     and (2) redemption at the end
     of each time period:            $   7     $  22     $  39     $   87






FINANCIAL HIGHLIGHTS
--------------------
     The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1995 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.



PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                  FROM DATE OF
                                                                PUBLIC OFFERING
                                                                (JULY 25, 1989)
                                                                       THROUGH
                                       YEAR ENDED JUNE 30,             JUNE 30,
                                1995    1994    1993    1992    1991     1990
                               -----------------------------------------------
Net asset value at
  beginning of period          $1.000  $1.000  $1.000  $1.000  $1.000  $1.000

Net investment income           0.029   0.019   0.022   0.035   0.046   0.053

Distributions from net
  investment income             (0.029) (0.019) (0.022) (0.035) (0.046) (0.053)

Net asset value at end
  of period                      $1.000  $1.000 $1.000  $1.000  $1.000  $1.000

Total return                       2.95%    1.93% 2.26%   3.71%    4.70%   5.79%(B)

Net assets at end
  of period(000's)                $19,525 $24,508$34,487 $21,246  $13,524  $12,205

Ratio of expenses to
  average net assets(A)              0.70%   0.60%   0.56%   0.34%   0.40%   0.08%(B)
Ratio of net investment
  income to average net
  assets                             2.83%   1.90%   2.22%   3.49%   4.56%   5.65%(B)

(A) Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 0.85%, 0.86%, 0.85%, 0.89%, 1.01% and 1.15%(B) for the periods ended June 30, 1995, 1994, 1993, 1992,
     1991 and 1990, respectively.
(B)  Annualized.



INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
     The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term California Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. California Obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. To the extent acceptable California Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not California, income tax.

     The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Municipal Obligations
     ---------------------
     Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

     Basic Investment Policies
     -------------------------
     It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in California Obligations and the remainder may be invested in obligations that are not California Obligations and therefore are subject to California income tax (see "Taxes"). When the Fund has adopted a temporary defensive position (including circumstances when acceptable California Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not exempt from California income tax.

     The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. These standards must be satisfied at the time an investment is made.
If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

     The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

     The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

     The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

     Risk Factors
     ------------
     The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

     There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of California Obligations. The Fund's performance is closely tied to conditions within the State of California and to the financial condition of the State and its authorities and municipalities. The nationwide recession of the early 1990s has severely affected many sectors of California's economy. Although California still benefits from a broad based, diversified economy, several key industries, such as defense, aerospace and high technology, were particularly affected by the recession and many of the job losses resulting from military base closings and cutbacks in the aerospace industry are expected to be permanent. California's rapid population growth since the late 1970s, more than half of which is from other countries, has placed increased demands for state educational and social services and has contributed to higher unemployment rates in the state. Additionally, the decline in per capita income has contributed to the state's current financial difficulties and has led to budget deficits. In July 1994, both Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") lowered California's general obligation bond rating to "A." These revisions reflect the state's heavy reliance on the short-term note market to finance its cash imbalance. The state is showing signs of improvement and produced an operating surplus in fiscal 1995. The wind-down of military cutbacks, NAFTA benefits, growth in Pacific trade, high technology and a rebound in construction have helped pull the State from its cyclical downturn. Nevertheless, the state's cash position remains poor, as general fund operating deficits since 1990 have resulted in a fiscal 1994 accumulated deficit of $1.2 billion. The State's efforts to maintain financial stability have been hampered by significant economic, fiscal and structural difficulties, especially anticipated increases in Proposition 98's constitutionally mandated school expenditures. On December 6, 1994, Orange County, California filed for Chapter 9 bankruptcy after it was discovered that the County Treasurer had practiced investment techniques that were not prudent with the fiduciary guidelines for County co-mingled funds. Moody's and S&P have since downgraded $1.35 billion in Orange County, California debt because of a cash shortage created by the county's financial crisis. The majority of debt affected by the downgrade is short-term (due in 1 year or less). Because these are the first, and only, county and investment pools in California to file Chapter 9 bankruptcy, there are too many unknowns at this point to accurately predict outcomes. What is almost certain is the stigma of bankruptcy will impair Orange County's ability to borrow money in the municipal bond market.

     The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

     Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     Other Investment Techniques
     ---------------------------
     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

     LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

     OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers.
The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

     SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
     Your initial investment in the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." An account application is included in this Prospectus.

     You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with MGF Service Corp.). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp.
Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the "California Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

     CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

     Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
     Contact MGF Service Corp. (Nationwide call toll-free 800-
543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------
     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Direct Deposit Plans
     --------------------
     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------
     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

     The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

     Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within two business days following receipt of instructions in proper form, but in no event later than three business days following receipt of instructions.

     BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, MGF
Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

     As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

     Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House
(ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
     Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust    Midwest Strategic Trust
----------------------------    -----------------------
 Tax-Free Money Fund            *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund       *Equity Fund
 California Tax-Free Money Fund *Utility Fund
 Royal Palm Florida Tax-Free    *Treasury Total Return Fund
  Money Fund
*Tax-Free Intermediate Term Fund Midwest Trust
*Ohio Insured Tax-Free Fund      -------------
                                 Short Term Government Income
                                   Fund
                                 Institutional Government Income
                                   Fund
                                *Intermediate Term Government
                                   Income Fund
                                *Adjustable Rate U.S. Government
                                   Securities Fund
                                *Global Bond Fund

     You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
     All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

     Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
-----
     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

     The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

     Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

     Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

     Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

     The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
     The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

     The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

     MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Fund.

     The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

     Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------
     On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
     From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."


MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000


OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS
-----------------
Expense Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .

-----------------------------------------------------------------
     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

Account Application                                                                       ACCOUNT NO. 24-_______________________
                                                                                                            (For Fund Use Only)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354                                                                   FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                                     Firm Name:______________________________________
California Tax-Free                                                             Home Office Address:____________________________
Money Fund                                                                      Branch Address:_________________________________
                                                                                Rep Name & No.:_________________________________

-------------------------------------------------------------------------------------------------------------------
Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                                (Fund Name)                                     (Fund Account Number)

Account Name                                                                    S.S. #/Tax l.D.#

-----------------------------------------------------------------               -------------------------------------------------
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account
                                                                                 please list minor's S.S.#)

_________________________________________________________________               Citizenship:    [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                                        [  ]  Other _____________________

Address                                                                                                 Phone

-----------------------------------------------------------------               (     )------------------------------------
Street or P.O. Box                                                              Business Phone

-----------------------------------------------------------------               (     )------------------------------------
City                                    State           Zip                     Home Phone

Check Appropriate Box:  [  ] Individual         [  ] Joint Tenant (Right of survivorship presumed)      [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit         [  ] Other

-------------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number ________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
-------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial Services,
Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


----------------------------------------------------------------    --------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

----------------------------------------------------------------    --------------------------------------------------------
                Title of Corporate Officer, Trustee, etc.                                     Date

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.                                ABA Routing Number_______________________

                                                                                FI Account Number________________________

                                                                                [  ]  Checking Account     [  ]  Savings Account
-------------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                [  ]  the last business day of each month
_________________________________________________________________________       [  ]  the 15th day of each month
City                                           State                            [  ]  both the 15th and last business day


X________________________________________________________________________       X_______________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                    (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
     MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
----------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please  make  withdrawals  on the last  business  day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ _ ____ ____ ____ ____
     ____ ____ _ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
     below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 ---------------------------------------------------------------------------------------
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
----------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and that

----------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA) and
that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

----------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


----------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                            Name                                                                          Title

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


----------------------------------------------------------------                ------------------------------------------------
                    *Secretary-Clerk                                                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


PROSPECTUS
November 1, 1995



                    ROYAL PALM FLORIDA TAX-FREE MONEY FUND
                    ----------------------------------------

     The Royal Palm Florida Tax-Free Money Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

     THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-----------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free) . . . . . . . . . . . . . . . . . . . .800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . . . . . .513-629-2050
-----------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses
--------------------------------
     Sales Load Imposed on Purchases                        None
     Sales Load Imposed on Reinvested Dividends             None
     Exchange Fee                                           None
     Redemption Fee                                         None*
     Check Redemption Processing Fee (per check):
       First six checks per month                           None
       Additional checks per month                          $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
  Management Fees After Waivers                  .36%(A)
  12b-1 Fees                                     .01%(B)
  Other Expenses                                 .29%
                                                 ----
  Total Fund Operating Expenses After Waivers    .66%(C)
                                                 ====

(A)Absent waivers of management fees, such fees would have been .50% for the fiscal year ended June 30, 1995.
(B)The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.
(C)Absent waivers of management fees, total Fund operating expenses would have been .80% for the fiscal year ended June 30, 1995.

  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Example
  -------                          1 Year  3 Years   5 Years   10 Years
                                   ------  -------  --------   --------
     You would pay the following
     expenses on a $1,000 investment,
     assuming (1) 5% annual return
     and (2) redemption at the end
     of each time period:            $7      $21     $37       $82




FINANCIAL HIGHLIGHTS
--------------------
     The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1995 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-
2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------


                                                        From Date
                                                        of Public
                                      Year     Year      Offering
                                      Ended    Ended   (Nov. 13, 1992)
                                     June 30,  June 30,  through
                                       1995     1994    June 30, 1993(A)
                                     -------   -------  -------------

Net asset value at beginning of period $1.000   $1.000      $1.000

Net investment income. . . . . . . . . .0.031    0.021       0.016

Distributions from net investment .    (0.031)  (0.021)     (0.016)
income

Net asset value at end of period . . . .$1.000   $1.000      $1.000

Total return . . . . . . . . . . . . .   3.17%    2.11%       2.49%(C)

Net assets at end of period (000's).. . $24,119   $26,276     $21,907

Ratio of expenses to average..........    0.66%    0.58%       0.34%(C)
net assets(B)

Ratio of net investment income to
average net assets . . . . . . . .       .3.12%    2.10%       2.41%(C)

(A) No income was earned or expenses incurred from the start of business through the date of public offering.
(B) Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1995, 1994 and 1993, respectively.
(C)  Annualized.




INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
     The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Florida Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida Obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. To the extent acceptable Florida Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax, but which are not Florida Obligations.

     The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Municipal Obligations
     ---------------------
     Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

     Basic Investment Policies
     -------------------------
     It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida Obligations and the remainder may be invested in obligations that are not Florida Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Florida Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Florida Obligations.

     The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable.
The Statement of Additional Information describes ratings of the NRSROs.

     The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

     The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

     The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

     Risk Factors
     ------------
     The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

     There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida Obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

    Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1994 represents a 43% increase from 1980 levels, ranking the state fourth in the nation. Population growth in Florida is expected to continue and it is anticipated that corresponding increases in state revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Florida's ability to meet these increasing expenses will be dependent in part upon the State's ability to foster business and economic growth. During the past decade, Florida has experienced strong growth in the services, construction and trade sectors. Florida's service sector accounts for more than one-third of total employment. The largest components of this sector are health and business services which should remain strong growth areas, given the state's demographics. This growth has diversified the State's overall economy, which at one time was dominated by the citrus and tourism industries. The State's recovery from the national economic recession is among the strongest regionally, as well as nationally. Labor force growth has been steady since 1992 and state employment increased by 5% from 1993 to 1995. The State's economic and business growth could be restricted, however, by the natural limitations of environment resources and the State's ability to finance adequate public facilities such as roads and schools. Although no issuers of Florida Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida Obligations and, consequently, the net asset value of the Fund.


     The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

     Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     Other Investment Techniques
     ---------------------------
     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment on not more than seven days' notice for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

     LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

     OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers.
The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

     SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
     Your initial investment in the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." An account application is included in this Prospectus.

     You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with MGF Service Corp.). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp.
Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service
Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the "Florida Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

     CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

     Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
     Contact MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------
     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Direct Deposit Plans
     --------------------
     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------
     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.


     The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

     Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within two business days following receipt of instructions in proper form, but in no event later than three business days following receipt of instructions.

     BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, MGF
Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

     As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

     Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions.
Contact MGF Service Corp. for more information about ACH transactions.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------

    Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust      Midwest Strategic Trust
----------------------------      -----------------------
 Tax-Free Money Fund              *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund         *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Royal Palm Florida Tax-Free       *Treasury Total Return Fund
  Money Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund            Midwest Trust
                                       -------------
                                     Short Term Government Income Fund
                                     Institutional Government Income
                                        Fund
                                    *Intermediate Term Government Income
                                        Fund
                                    *Adjustable Rate U.S. Government
                                        Securities Fund
                                     *Global Bond Fund

   You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

   Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
   All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

   Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
-----
   The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

   The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

   Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

   Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

   Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

   Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

   The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

   The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
   The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

   The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

   The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

   The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

   MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

   In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Fund.

   The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F.
Splain, Secretary and General Counsel of the Adviser, is
Secretary of the Trust.

   Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

   Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
   Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

   The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

   Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------
   On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

   The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
   From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."


MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS
-----------------
Expense Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

   No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

Account Application                                                                       ACCOUNT NO. 11-_______________________
                                                                                                            (For Fund Use Only)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354                                                                   FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                                     Firm Name:______________________________________
Royal Palm Florida                                                              Home Office Address:____________________________
Tax-Free Money Fund                                                             Branch Address:_________________________________
                                                                                Rep Name & No.:_________________________________

-------------------------------------------------------------------------------------------------------------------
Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                                (Fund Name)                                     (Fund Account Number)

Account Name                                                                    S.S. #/Tax l.D.#

-----------------------------------------------------------------               -------------------------------------------------
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account
                                                                                 please list minor's S.S.#)

_________________________________________________________________               Citizenship:    [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                                        [  ]  Other _____________________

Address                                                                                                 Phone

-----------------------------------------------------------------               (     )------------------------------------
Street or P.O. Box                                                              Business Phone

-----------------------------------------------------------------               (     )------------------------------------
City                                    State           Zip                     Home Phone

Check Appropriate Box:  [  ] Individual         [  ] Joint Tenant (Right of survivorship presumed)      [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit         [  ] Other

-------------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number ________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
-------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial Services,
Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


----------------------------------------------------------------    --------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

----------------------------------------------------------------    --------------------------------------------------------
                Title of Corporate Officer, Trustee, etc.                                     Date

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.                                ABA Routing Number_______________________

                                                                                FI Account Number________________________

                                                                                [  ]  Checking Account     [  ]  Savings Account
-------------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                [  ]  the last business day of each month
_________________________________________________________________________       [  ]  the 15th day of each month
City                                           State                            [  ]  both the 15th and last business day


X________________________________________________________________________       X_______________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                    (Signature of Joint Tenant - if any)

                        (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
     MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
----------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please  make  withdrawals  on the last  business  day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ _ ____ ____ ____ ____
     ____ ____ _ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
     below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 ---------------------------------------------------------------------------------------
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
----------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and that

----------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA) and
that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

----------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


----------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                            Name                                                                          Title

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


----------------------------------------------------------------                ------------------------------------------------
                    *Secretary-Clerk                                                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


                       MIDWEST GROUP TAX FREE TRUST
                       ----------------------------

                    STATEMENT OF ADDITIONAL INFORMATION
                     -----------------------------------

                             November 1, 1995


                           Tax-Free Money Fund
                      Tax-Free Intermediate Term Fund
                        Ohio Insured Tax-Free Fund
                         Ohio Tax-Free Money Fund
                      California Tax-Free Money Fund
                  Royal Palm Florida Tax-Free Money Fund

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Midwest Group Tax Free Trust dated November 1, 1995. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.





                    STATEMENT OF ADDITIONAL INFORMATION
                    -----------------------------------
                       Midwest Group Tax Free Trust
                       312 Walnut Street, 21st Floor
                       Cincinnati, Ohio  45202-4094



TABLE OF CONTENTS
-----------------
THE TRUST. . . . . . . . . . . . . . . . . . . . .
MUNICIPAL OBLIGATIONS. . . . . . . . . . . . . . .
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS . . . . .
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS. . .
INVESTMENT LIMITATIONS . . . . . . . . . . . . . .
INSURERS OF THE OHIO INSURED TAX-FREE FUND'S
PORTFOLIO SECURITIES . . . . . . . . . . . . . . .
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . .
THE INVESTMENT ADVISER AND UNDERWRITER . . . . . .
DISTRIBUTION PLANS . . . . . . . . . . . . . . . .
SECURITIES TRANSACTIONS. . . . . . . . . . . . . .
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . .
CALCULATION OF SHARE PRICE AND PUBLIC
OFFERING PRICE . . . . . . . . . . . . . . . . . .
OTHER PURCHASE INFORMATION . . . . . . . . . . . .
TAXES. . . . . . . . . . . . . . . . . . . . . . .
REDEMPTION IN KIND . . . . . . . . . . . . . . . .
HISTORICAL PERFORMANCE INFORMATION . . . . . . . .
PRINCIPAL SECURITY HOLDERS . . . . . . . . . . . .
CUSTODIAN. . . . . . . . . . . . . . . . . . . . .
AUDITORS . . . . . . . . . . . . . . . . . . . . .
MGF SERVICE CORP.. . . . . . . . . . . . . . . . .
TAX EQUIVALENT YIELD TABLES. . . . . . . . . . . .
ANNUAL REPORT. . . . . . . . . . . . . . . . . . .



THE TRUST
---------

     Midwest Group Tax Free Trust (the "Trust") was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers six series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
     Each Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund invest primarily in Ohio Obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax. The California Tax-Free Money Fund invests primarily in California Obligations, which are Municipal Obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and California income tax. The Royal Palm Florida Tax-Free Money Fund invests primarily in Florida Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

     Tax-Exempt Bonds. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

     The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

     Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

          1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

          3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     Tax-Exempt Commercial Paper. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

     When-Issued Obligations. Each Fund may invest in when-issued Municipal Obligations. In connection with these investments, each Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

     Participation Interests. Each Fund may invest in participation interests in Municipal Obligations. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

     Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

     Lease Obligations. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Funds.
As described in the Prospectus, certain of these lease obligations contain "non-appropriation" clauses, and the Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

     Neither the Tax-Free Intermediate Term Fund nor the Ohio Insured Tax-Free Fund will invest more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. Neither Fund intends to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
----------------------------------------

     The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

     The Tax-Free Intermediate Term Fund may invest in tax-exempt bonds rated at the time of purchase within the three highest grades assigned by Moody's, S&P or Fitch. The Ohio Insured Tax-Free Fund may invest in tax-exempt bonds rated at the time of purchase within the four highest grades assigned by Moody's, S&P or Fitch. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Funds' quality standards. In making this determination, the Adviser will consider the ratings assigned by the NRSROs for those obligations.

     Moody's Ratings
     ---------------
     1. Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

     2. Tax-Exempt Notes. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     3. Tax-Exempt Commercial Paper. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality.
Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

     S&P Ratings
     -----------
     1. Tax-Exempt Bonds. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation.
Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     2. Tax-Exempt Notes. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     3. Tax-Exempt Commercial Paper. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A-
1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     Fitch Ratings
     -------------
     1. Tax-Exempt Bonds. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

      2. Tax-Exempt Notes. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes.
Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

     3. Tax-Exempt Commercial Paper. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

     General. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Funds.
Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

     Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. Each Fund (except the California Tax-Free Money Fund) may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, subject to the review of the Board of Trustees, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

     Subsequent to its purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by a Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
     A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see
"Investment Objectives" and "Investment Policies") appears below:

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund other than the California Tax-Free Money Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by Standard & Poor's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Majority. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable
Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     THE LIMITATIONS APPLICABLE TO THE TAX-FREE MONEY FUND, THE
TAX-FREE INTERMEDIATE TERM FUND AND THE OHIO INSURED TAX-FREE
FUND ARE:

     1. Borrowing Money. Each Fund will not borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. A Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

     2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the total assets of the Fund would be invested in such securities.

     4. Real Estate. Each Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

     5. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.

     6. Loans. Each Fund will not make loans to other persons, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (b) by loaning portfolio securities, or (c) by engaging in repurchase transactions.

     7. Certain Companies. Each Fund will not purchase securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

     8. Obligations of One Issuer. Each Fund will not purchase more than 10% of the outstanding publicly issued debt obligations of any issuer. With respect to the Ohio Insured Tax-Free Fund, this limitation does not apply to securities issued or guaranteed by the State of Ohio and its political subdivisions and duly constituted authorities and corporations. This limitation is not applicable to privately issued Municipal Obligations.

     9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control.

     10. Other Investment Companies. Each Fund will not invest more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt or invest more than 5% of its total assets in the securities of any investment company. Each Fund will not purchase more than 3% of the outstanding voting stock of any investment company.

     11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

     12. Common Stocks. Each Fund will not invest in common stocks.

     13. Securities Owned by Affiliates. Each Fund will not purchase or retain the securities of any issuer if, to the Trust's knowledge, those Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

     14. Short Sales and Options. Each Fund will not sell any securities short or write call options. This limitation is not applicable to the extent that sales by a Fund of Municipal Obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

     As diversified series of the Trust, the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund have adopted the following additional investment limitation, which may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Neither Fund will purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

     THE LIMITATIONS APPLICABLE TO THE OHIO TAX-FREE MONEY FUND
ARE:

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by it except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.
     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

     5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

     6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

     7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

     8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

     9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

     10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

     11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

     THE LIMITATIONS APPLICABLE TO THE CALIFORNIA TAX-FREE MONEY
FUND AND THE ROYAL PALM FLORIDA TAX-FREE MONEY FUND ARE:

     1. Borrowing Money. Each Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     2. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

     3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Illiquid Investments. Each Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

     5. Real Estate. Each Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

     6. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

     7. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

     8. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities.

     9. Short Sales and Options. Each Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which a Fund may otherwise invest would be considered to be sales of options.

     10. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

     11. Concentration. Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

     12. Senior Securities. Each Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. As long as the rules promulgated under the California Corporate Securities Law prohibit a Fund from acquiring or retaining securities of any open-end investment company, the Funds will not acquire or retain such securities, unless the acquisition is part of a merger or acquisition of assets or other reorganization. The Funds will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     State Investment Limitations
     ----------------------------
     The following investment limitations are imposed by the State of Ohio: The Funds will not purchase or retain the securities of any issuer if the officers, directors or trustees of the Trust or the Adviser owning more than 0.5% of the securities of each issuer together own beneficially more than 5% of such securities. No Fund will purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund. (Municipal Obligations generally are not voting securities.) No Fund will invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

INSURERS OF THE OHIO INSURED TAX-FREE FUND'S PORTFOLIO SECURITIES
-----------------------------------------------------------------
     In connection with its investments in insured long-term Ohio Obligations, the Ohio Insured Tax-Free Fund purchases insurance from, or obligations insured by, one of the following recognized insurers of municipal obligations: Municipal Bond Investors Assurance Corporation ("MBIA"), AMBAC Indemnity Corp. ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Capital Guaranty Insurance Company ("CG") or Financial Security Assurance Inc. ("FSA"). Each insurer is rated Aaa by Moody's and AAA by S&P and each insurer maintains a statutory capital claims ratio well below the exposure limits set by the Insurance Commissioner of New York (300:1 insurance risk exposure to every dollar of statutory capital). While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payments of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations.

     MBIA has been the leader in the bond insurance market for the past thirteen years and had a 45% share of the market in 1994. The company, as did all insurers, struggled to maintain its market share in 1994 when the volume of bond insurance decreased significantly. Several statistics from S&P and Moody's suggest that in 1994 the quality of MBIA's business decreased, presumably in order for the company to maintain its market share. MBIA's losses jumped to $16.2 million in 1994, from a net recovery of $7.4 million in 1993. Net income in 1994 was $225 million and return on average equity was 15.8%. MBIA is 90.9% publicly owned, with its remaining shares owned by Aetna Life & Casualty Company.

     AMBAC is the oldest and second largest bond insurer with a 22.4% market share in 1994. AMBAC's bottom line suffered in 1994 along with the bond insurance industry as a whole, as net income fell to $116 million from $166 million in 1993. On the positive side, however, AMBAC's insured business remained high quality and the company suffered the lowest claim losses of the big three insurance companies at $4.2 million. AMBAC is entirely owned by public shareholders.

     FGIC is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine & Fire Insurance Company. Although the company's market share decreased in 1994, its return on average equity held firm at 15.2%. Net income fell slightly in 1994 to $179 million from $185 million. FGIC's margin of safety continues to improve, as well as the quality of its insured portfolio.

     CG, the smallest of the insurers, is in its eighth year of operations as a primary municipal bond insurer. While 82% of the company's shares are publicly traded on the New York Stock Exchange, the remaining stock is held by Constellation Investments Inc. (an affiliate of Baltimore Gas & Electric Co.), SAFECO Corp. and The Sibag Finance Corp. (an affiliate of Siemens
AG). CG's insured portfolio has not had a payment default since the company began insuring municipal bonds. In 1994, net income dropped to $13 million from $20 million but its credit quality and market share improved. In August 1995, FSA announced that it had agreed to purchase Capital Guaranty (pending shareholder approval) and expects the purchase to be completed in December 1995.

     FSA, the fourth largest bond insurer, holds a 6% share of the market. While FSA has been historically plagued with losses, a restructuring which occurred in December 1993 has resulted in much improved financial results for 1994. Net income climbed to $27 million from $14 million in 1993 on a statutory basis. On a GAAP basis, FSA lost $125 million in 1993 while earning $60 million in 1994. In terms of losses, FSA still experienced one of the highest loss ratios in the industry at 28%, stemming from $17 million of claim payments in 1994. FSA is 24% publicly owned and 61% owned by U.S. West Capital Corp. The company's remaining shares are held by Fund American and Tokio Marine and Fire Insurance Co., Ltd.

TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the Midwest complex (consisting of the Trust, Midwest Trust and Midwest Strategic Trust) for the fiscal year ended June 30, 1995. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Midwest Trust.

                                                           COMPENSATION
                                            COMPENSATION       FROM
NAME                 AGE       POSITION HELD  FROM TRUST   MIDWEST COMPLEX
*Robert H. Leshner   56        President/Trustee  $    0         $    0
+G. William Rohde    66        Trustee                 2,200          4,400
+H. Jerome Lerner    57        Trustee                 2,200          6,800
 Oscar P. Robertson  56        Trustee                 1,950          3,900
+James C. Krumme     69        Trustee                 2,200          4,400
 Bruce J. Simpson    69        Trustee                 2,200          4,400
 Gary W. Heldman     48        Trustee                 2,200          4,400
 John F. Splain      39        Secretary               0              0
 Mark J. Seger       33        Treasurer               0              0

*    Mr. Leshner, as an affiliated person of Midwest Group
     Financial Services, Inc., the Trust's principal underwriter and investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is Chairman of the Board of Midwest Group Financial Services, Inc. (the investment adviser and principal underwriter of the Trust), MGF Service Corp. (a registered transfer agent) and Leshner Financial, Inc. (a financial services company and parent of Midwest Group Financial Services, Inc. and MGF Service Corp.). He is President and a Trustee of Midwest Trust and Midwest Strategic Trust, registered investment companies.

     G. WILLIAM ROHDE, 7201 Snider Road, Mason, Ohio is Chief
Executive Officer of Basco Company, a manufacturer of aluminum and plastic products, and has served in that position since 1992, prior to which he served as President since 1955.

     H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane
Electronics, Inc., a manufacturer of electronic connectors. He is also a Trustee of Midwest Strategic Trust.

     OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is
President of Orchem, Inc., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     JAMES C. KRUMME, 2121 Alpine Place, Cincinnati, Ohio is retired President of Tresler Oil Company, a petroleum terminal operator and a petroleum distribution company. He was associated with that company from 1949 to 1985. He is a director of Vulcan Oil and Chemical Company and is a consultant to the petroleum industry.

     BRUCE J. SIMPSON, 1117 Dunstan Road, Geneva, Illinois is a private investor. He has served as a senior officer of the National Association of Securities Dealers, Inc., as a consultant to the Securities and Exchange Commission and as a founder and senior adviser to the Chicago Board Options Exchange, Inc. Until 1995, he was a Director and Chairman of the Audit Committee of ABT Utility Income Fund, Inc. and ABT Investment Series, Inc. and a Trustee and Chairman of the Audit Committee of ABT Growth and Income Trust.

     GARY W. HELDMAN, 4545 Malsbary Road, Cincinnati, Ohio is the former President of The Fechheimer Brothers Company, a manufacturer of uniforms.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Leshner Financial, Inc., Midwest Group Financial Services, Inc. and MGF Service Corp. He is also Secretary of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust and The Tuscarora Investment Trust and Assistant Secretary of Schwartz Investment Trust and Fremont Mutual Funds, Inc., all of which are registered investment companies.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Williamsburg Investment Trust and Markman MultiFund Trust, Assistant Treasurer of Schwartz Investment Trust and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
     Midwest Group Financial Services, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Mr. Leshner may be deemed to be a controlling person and an affiliate of the Adviser by reason of his indirect ownership of its shares and his position as the principal executive officer of the Adviser. Mr. Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $100,000,000, .45% of such assets from $100,000,000 to $200,000,000, .4% of such assets from
$200,000,000 to $300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

     For the fiscal years ended June 30, 1995, 1994 and 1993, the Tax-Free Money Fund paid advisory fees of $144,305, $162,772 and $211,785, respectively. For the fiscal years ended June 30, 1995, 1994 and 1993, the Tax-Free Intermediate Term Fund accrued advisory fees of $472,968, $532,184 and $286,375, respectively; however, the Adviser voluntarily waived $2,768 of such fees for the fiscal year ended June 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1995, 1994 and 1993, the Ohio Insured Tax-Free Fund accrued advisory fees of $394,825, $419,429 and $313,742, respectively; however, the Adviser voluntarily waived $14,000 of such fees and reimbursed the Fund for $5,077 of Class A expenses for the fiscal year ended June 30, 1995 and voluntarily waived $427 of such fees for the fiscal year ended June 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1995, 1994 and 1993, the Ohio Tax-Free Money Fund paid advisory fees of $1,026,778, $1,016,929 and $1,071,311, respectively. For the fiscal years ended June 30, 1995, 1994 and 1993, the California Tax-Free Money Fund accrued advisory fees of $113,878, $126,852 and $138,479, respectively; however, the
Adviser voluntarily waived $34,500, $66,715 and $82,535 of such fees for the fiscal years ended June 30, 1995, 1994 and 1993, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1995, 1994 and 1993, the Royal Palm Florida Tax-Free Money Fund accrued advisory fees of $131,885, $141,383 and $54,700, respectively; however, the Adviser voluntarily waived $38,141 and $65,243 of such fees for the fiscal years ended June 30, 1995 and 1994, and for the period ended June 30, 1993, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund $10,597 for other expenses in order to reduce the operating expenses of the Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the compensation and expenses of the Chief Financial Officer of the Trust are paid by the Trust regardless of the Chief Financial Officer's relationship with the Adviser.

     By their terms, the Funds' investment advisory agreements will remain in force until January 30, 1997 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The Adviser will reimburse the Funds to the extent that the expenses of a Fund for any fiscal year exceed the applicable expense limitations imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Funds at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of a Fund approach the applicable limitation in any state, the Trust will consider the various actions that are available to it, including suspension of sales to residents of that state.

     The Adviser may use the name "Midwest," "Midwest Group" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

     The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.
Shares of each Fund are offered to the public on a continuous basis.


     The Adviser currently allows concessions to dealers who sell shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended June 30, 1995, the aggregate underwriting commissions on sales of the Funds' shares were $305,296 of which the Adviser paid $274,170 to unaffiliated dealers in the selling network, earned (along with affiliates) $13,410 as a broker-dealer in the selling network and retained $17,716 in underwriting commissions. For the fiscal year ended June 30, 1994, the aggregate underwriting commissions on sales of the Funds' shares were $758,606 of which the Adviser paid $689,144 to unaffiliated dealers in the selling network, earned (along with affiliates) $33,328 as a broker-dealer in the selling network and retained $36,134 in underwriting commissions. For the fiscal year ended June 30, 1993, the aggregate underwriting commissions on sales of the Funds' shares were $1,036,201 of which the Adviser paid $963,754 to unaffiliated dealers in the selling network, earned (along with affiliates) $35,397 as a broker-dealer in the selling network and retained $37,050 in underwriting commissions.

     The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------
     Class A Shares -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and .25% of the average daily net assets of the Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. Unreimbursed expenses will not be carried over from year to year.

     For the fiscal year ended June 30, 1995, the aggregate distribution-related expenditures of the Tax-Free Money Fund ("MF"), the Tax-Free Intermediate Term Fund ("ITF"), the Ohio Insured Tax-Free Fund ("OIF"), the Ohio Tax-Free Money Fund ("OMF"), the California Tax-Free Money Fund ("CMF") and the Royal Palm Florida Tax-Free Money Fund ("FMF") under the Class A Plan were $24,169, $153,050, $9,476, $363,420, $1,749 and $1,797, respectively.  Amounts were spent as follows:

                            MF      ITF       OIF      OMF      CMF      FMF
Printing and mailing
of prospectuses and
reports to prospective
shareholders. . . . . .   $ 2,169   $6,907    $9,476   $3,684  $1,749   $1,797
Payments to broker-
dealers and others
for the sale or
retention of assets. .     22,000    146,143    ---    357,000    ---     ---
ther promotional
expenses. . . . . . . .      ---       ---      ---      2,736    ---      --
                           --------  --------   ------  -------   -----   ------
                            $24,169   $153,050 $ 9,476  $363,420  $1,749 $ 1,797
                           ========  ========  ======= ========  ======  =======


     Class C Shares (Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund) -- The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional
 .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     For the fiscal year ended June 30, 1995, the aggregate distribution-related expenditures of the Tax-Free Intermediate Term Fund ("ITF") and the Ohio Insured Tax-Free Fund ("OIF") under the Class C Plan were $18,070 and $5,296, respectively. Amounts were spent as follows:
                                              ITF     OIF
Printing and mailing of prospectuses          ---     ---
and reports to prospective shareholders    $   213   $  219
Payments to broker-dealers and others
for the sale or retention of assets         17,857    5,077
                                           -------   ------
                                           $18,070   $5,296
                                           =======   ======

     General Information -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his indirect ownership of shares of the Adviser, Robert H. Leshner may be deemed to have a financial interest in the operation of the Plans and the Implementation
Agreements.

SECURITIES TRANSACTIONS
-----------------------
     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds during the last three fiscal years.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
     The Adviser intends to hold the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

     The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
     The share price (net asset value) of the shares of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Royal Palm Florida Tax-Free Money Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund.

     Pursuant to Rule 2a-7, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

     The maturity of a floating or variable rate instrument subject to a demand feature held by the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Royal Palm Florida Tax-Free Money Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

     The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

     The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Royal Palm Florida Tax-Free Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

     Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Funds for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

     If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

     Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

     The Board of Trustees has adopted the policy for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

     Taxable securities, if any, held by the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is set forth below.

     Right of Accumulation. A "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund or the Ohio Insured Tax-Free Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify MGF Service Corp. that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by MGF Service Corp.

     Letter of Intent. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund or the Ohio Insured Tax-Free Fund who submits a Letter of Intent to MGF Service Corp. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     The purchaser or his dealer must notify MGF Service Corp.
that an investment is being made pursuant to an executed Letter of Intent.

     Other Information. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

     Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     Each Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue
Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

     Each Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax, the California Tax-Free Money Fund intends to invest primarily in obligations the income from which is exempt from California income tax and the Royal Palm Florida Tax-Free Money Fund intends to invest primarily in obligations the value of which is exempt from the Florida intangible personal property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

     Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

     Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of
(1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of (a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

     All or a portion of the sales load incurred in purchasing Class A shares of the Tax-Free Intermediate Term Fund or shares of the Ohio Insured Tax-Free Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of the Midwest Group of Funds and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested within the Midwest Group of Funds. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 1, 1995, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund had capital loss carryforwards for federal income tax purposes of $774, $2,039,355, $638,357, $1,696 and $1,198, respectively, none of which expire until at least June 30, 1999.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     Yield quotations on investments in the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1995 were 3.72% and 3.79%, respectively. The Ohio Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1995 were 3.52% and 3.58%, respectively. The California Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1995 were 3.32% and 3.37%, respectively. The Royal Palm Florida Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1995 were 3.66% and 3.73%, respectively. The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund may also quote a tax-equivalent current or effective yield, computed by dividing that portion of a Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1995 were 6.16% and 6.27%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the Ohio Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1995 were 6.30% and 6.41%, respectively. Based on the highest combined marginal federal and California income tax rate for individuals (46.24%), the California Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1995 were 6.18% and 6.27%, respectively. Based on the highest marginal federal income tax rate for individuals (39.6%), the Royal Palm Florida Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1995 were 6.06% and 6.18%, respectively.

     From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P (1 + T)n = ERV
Where:
P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for the periods ended June 30, 1995 are as follows:

Tax-Free Intermediate Term Fund (Class A)
-----------------------------------------
1 year                                  4.23%
5 years                                 6.52%
10 years                                6.00%

Tax-Free Intermediate Term Fund (Class C)
-----------------------------------------
1 year                                  5.82%
Since inception (February 1, 1994)      1.57%

Ohio Insured Tax-Free Fund (Class A)
------------------------------------
1 year                                  3.44%
5 years                                 6.85%
10 years                                7.79%

Ohio Insured Tax-Free Fund (Class C)
------------------------------------
1 year                                  7.31%
Since inception (November 1, 1993)      1.79%


     The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                          Ohio         Ohio
              Tax-Free      Tax-Free      Insured      Insured
              Intermediate  Intermediate  Tax-Free     Tax-Free
              Term Fund     Term Fund     Fund         Fund
              Class A       Class C       Class A      Class C

Period Ended
June 30, 1986     6.25%                    15.12%
June 30, 1987     5.24%                     6.73%
June 30, 1988     3.88%                     6.80%
June 30, 1989     5.76%                     9.75%
June 30, 1990     6.35%                     5.53%
June 30, 1991     7.38%                     7.98%
June 30, 1992     8.78%                    11.55%
June 30, 1993    10.75%                    12.24%
June 30, 1994     1.70%     -3.40%(1)       -0.41%    -4.01%(2)
June 30, 1995     6.36%       5.82%         7.75%       7.31%

(1)  From date of initial public offering on February 1, 1994.
(2)  From date of initial public offering on November 1, 1993.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (excluding sales loads) for the periods ended June 30, 1995 are as follows:

Tax-Free Intermediate Term Fund (Class A)
-----------------------------------------
1 Year                               6.36%
3 Years                              6.20%
5 Years                              6.95%
10 Years                             6.22%
Since inception (September 10, 1981) 6.63%

Tax-Free Intermediate Term Fund (Class C)
-----------------------------------------
1 Year                               5.82%
Since inception (February 1, 1994)   1.57%

Ohio Insured Tax-Free Fund (Class A)
------------------------------------
1 Year                                7.75%
3 Years                               6.39%
5 Years                               7.72%
10 Years                              8.23%
Since inception (April 1, 1985)       8.46%

Ohio Insured Tax-Free Fund (Class C)
------------------------------------
1 Year                                 7.31%
Since inception (November 1, 1993)     1.79%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise their yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1995 were 4.51% and 4.10%, respectively. The yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1995 were 5.10% and 4.80%, respectively. Tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the tax-equivalent yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1995 were 7.47% and 6.79%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1995 were 9.13% and 8.59%, respectively.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax Free Stockbroker & General Purpose Funds category. In addition, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax Free State Specific Stockbroker & General Purpose Funds categories. Donoghue's Bond Fund Report provides a comparative analysis of performance for various categories of bond funds. The Tax-Free Intermediate Term Fund may compare performance rankings with bond funds appearing in the Municipal Intermediate Term Funds category. The Ohio Insured Tax-Free Fund may compare performance rankings with bond funds appearing in the Ohio Long-Term Municipal Funds category.

     Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Tax-Free Money Fund may provide comparative performance information appearing in the Tax-Exempt Money Market Funds category, the Ohio Tax-Free Money Fund may provide comparative performance information appearing in the Ohio Tax-Exempt Money Market Funds category, the California Tax-Free Money Fund may provide comparative performance information appearing in the California Tax-Exempt Money Market Funds category and the Royal Palm Florida Tax-Free Money Fund may provide comparative performance information appearing in the Other States Tax-Exempt Money Market Funds category. The Tax-Free Intermediate Term Fund may provide comparative performance information appearing in the Intermediate (5-10 year) Municipal Debt Funds category and the Ohio Insured Tax-Free Fund may provide comparative performance information appearing in the Ohio Municipal Debt Funds category.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
     As of October 6, 1995, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio owned of record 24.15% of the Trust's outstanding shares, including 33.91% of the outstanding shares of the Ohio Tax-Free Money Fund and 7.78% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. The Fifth Third Bank may be deemed to control the Ohio Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of the Fund's shares as of October 6, 1995. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote on such matters.

     As of October 6, 1995, Merrill Lynch/FDS, Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.89% of the outstanding Class A shares of the Tax-Free Intermediate Term Fund; Thomas Earl/Jane B. Petty, Trustees of the Petty Living Trust UA, c/o Gudvi Chapnick & Co., 15250 Ventura Boulevard, Sherman Oaks, California owned of record 7.17% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; NFSC FEBO #A74-131253, Nancy Sallee, 9288 Bodford Drive, West Chester, Ohio owned of record 13.32% of the outstanding Class C shares of the Ohio Insured Tax-Free Fund; BHC Securities Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 13.22% of the outstanding shares of the Ohio Tax-Free Money Fund; Fiduciary Trust Co. International Customer's Account, 2 World Trade Center, New York, New York owned of record 13.29% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #7204366012, One Metrotech Center North, Brooklyn, New York owned of record 9.21% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #7270012219, One Metrotech Center North, Brooklyn, New York owned of record 5.77% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #5205547218, One Metrotech Center North, Brooklyn, New York owned of record 5.43% of the outstanding shares of the California Tax-Free Money Fund; Lawrence B. Taishoff, 4400 Gulfshore Boulevard North, Naples, Florida owned of record 17.01% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund; Sten A. Lilja, Trustee UA M/B S.A. Lilja, c/o Island National Bank in Palm Beach, 180 Royal Palm Way, Palm Beach, Florida owned of record 8.98% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund; and Marie/Andrew Wilson, c/o Island National Bank in Palm Beach, 180 Royal Palm Way, Palm Beach, Florida owned of record 6.84% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund.

     As of October 6, 1995, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or Class thereof).

CUSTODIAN
---------
     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.





AUDITORS
--------
     The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1996. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.


MGF SERVICE CORP.
----------------
   The Trust's transfer agent, MGF Service Corp. ("MGF"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF is an affiliate of the Adviser by reason of common ownership. MGF receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and $21 per account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     MGF also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MGF to perform its duties, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each pay MGF a fee in accordance with the following schedule:

      Asset Size of Fund                     Monthly Fee
   --------------------------                -----------
  $          0 - $100,000,000                $3,250
  $100,000,000 - $250,000,000                $3,750
  $250,000,000 - $400,000,000                $4,250
            Over $400,000,000                $4,750


The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free
Fund each pay MGF a fee in accordance with the following schedule:

         Asset Size of Fund                  Monthly Fee
  ------------------------------             -----------
   $          0 - $ 50,000,000               $4,250
   $ 50,000,000 - $100,000,000               $4,750
   $100,000,000 - $250,000,000               $5,250
             Over $250,000,000               $5,750

In addition, each Fund pays all costs of external pricing services.

  MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. MGF supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a fee from the Adviser equal to one-fourth of the fee payable from the Trust to the Adviser pursuant to the Funds' investment advisory agreements with the Adviser. The Adviser is solely responsible for the payment of these administrative fees to MGF, and MGF has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLES
---------------------------
  The tax equivalent yield tables illustrate approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

  Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Royal
Palm Florida Tax-Free Money Fund Table. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under marginal federal 1995 income tax rates. No adjustments have been made for state or local taxes.

  Ohio Insured Tax-Free Fund and Ohio Tax-Free Money Fund Table. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Ohio 1995 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

  California Tax-Free Money Fund Table. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and California 1995 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

  For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $114,700 (single return) or $172,050 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $114,700. The tax equivalent yield tables have not been adjusted to reflect the impact of these adjustments to taxable income.


TAX-FREE MONEY FUND
TAX-FREE INTERMEDIATE TERM FUND
ROYAL PALM FLORIDA TAX-FREE MONEY FUND
--------------------------------------
                                   Tax-Exempt Yield
               --------------------------------------------
                2.5%     3.0%   3.5%    4.0%   4.5%    5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
15%             2.94%    3.53%  4.12%   4.71%  5.29%   5.88%
28%             3.47     4.17   4.86    5.56   6.25    6.94
31%             3.62     4.35   5.07    5.80   6.52    7.25
36%             3.91     4.69   5.47    6.25   7.03    7.81
39.6%           4.14     4.97   5.79    6.62   7.45    8.28

OHIO INSURED TAX-FREE FUND
OHIO TAX-FREE MONEY FUND
--------------------------
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Ohio and        2.5%     3.0%   3.5%    4.0%   4.5%    5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
18.788%         3.08%    3.69%  4.31%   4.93%  5.54%   6.16%
31.745%         3.66     4.40   5.13    5.86   6.59    7.33
35.761%         3.89     4.67   5.45    6.23   7.01    7.78
40.800%         4.22     5.07   5.91    6.76   7.60    8.45
44.130%         4.47     5.37   6.26    7.16   8.05    8.95

CALIFORNIA TAX-FREE MONEY FUND
------------------------------
                                   Tax-Exempt Yield
Combined       --------------------------------------------
California and  2.5%     3.0%   3.5%    4.0%   4.5%    5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
20.100%         3.13%    3.75%  4.38%   5.01%  5.63%   6.26%
34.696%         3.83     4.59   5.36     6.13  6.89    7.66
37.900%         4.03     4.83   5.64    6.44   7.25    8.05
43.040%         4.39     5.27   6.14    7.02   7.90    8.78
46.244%         4.65     5.58   6.51    7.44   8.37    9.30

*Tax Brackets                                Combined  Combined
-------------                                Ohio and  California and
                                   Federal   Federal   Federal
Single              Joint          Tax       Tax       Tax
Return              Return         Bracket   Bracket   Bracket
-----------------------------------------------------------------
Not over $23,350  Not Over $39,000   15%     18.788%   20.100%
$23,350-$56,550   $39,000-$94,250    28%     31.745%   34.696%
$56,550-$117,950  $94,250-$143,600   31%     35.761%   37.900%
$117,950-$256,500 $143,600-$256,500  36%     40.800%   43.040%
Over $256,500     Over $256,500    39.6%     44.130%   46.244%


ANNUAL REPORT
-------------
     The Funds' financial statements as of June 30, 1995 appear in the Trust's annual report which is attached to this Statement of Additional Information.


LETTER FROM THE PRESIDENT
August 11, 1995

Dear Fellow Shareholder:

Midwest Group is pleased to update you on the progress of your investments and provide you with the audited Annual Report for the fiscal year ended June 30, 1995.

After several months of lackluster performance, recent demand has brought the relative value of municipal securities more in line with U.S. Treasury securities. This improved relative performance can primarily be attributed to heavy July 1 coupon payments, redemptions and maturities. As this glut of cash entered the market and secondary supply dried up, new issues were very well received.

A lack of consensus in Washington and an extended legislative timetable have combined to abate the near-term impact of tax reform. While tax reform remains a long-term hurdle for the municipal market, municipal securities continue to be an attractive investment for those in higher tax brackets. We continue to pursue higher quality securities for optimum performance.

Many investors have sought refuge from the market's uncertainty by investing in tax-free money market funds, keeping demand at lofty levels which, in turn, surpressed yields. To meet the varying needs of individual investors, the following four tax-free money market funds are currently offered:

Ohio Tax-Free Money Fund
The Fund seeks high current income, free from both federal and Ohio income taxes, combined with stability, liquidity and convenience. The Fund's 7-day effective yield as of June 30, 1995 was 3.58%, which is equivalent to a taxable yield of 6.41%, assuming the maximum combined federal and Ohio income tax bracket for individuals.

Tax-Free Money Fund
The Fund seeks high current income, free from federal income tax, combined with stability, liquidity and convenience. The Fund's 7-day effective yield as of June 30, 1995 was 3.79%, which is equivalent to a taxable yield of 6.27%, assuming the maximum federal income tax bracket for individuals.

California Tax-Free Money Fund
The Fund seeks high current income, free from both federal and California income taxes, combined with stability, liquidity and convenience. The Fund's 7-day effective yield as of June 30, 1995 was 3.37%, which is equivalent to a taxable yield of 6.27%, assuming the maximum combined federal and California income tax bracket for individuals.

Royal Palm Florida Tax-Free Money Fund
The Fund seeks the highest level of interest income that is exempt from federal income tax, consistent with liquidity and stability of principal, by investing in high quality, short-term Florida municipal obligations, the value of which is exempt from the Florida personal property tax. The Fund's 7-day effective yield as of June 30, 1995 was 3.73%, which is equivalent to a taxable yield of 6.18%, assuming the maximum federal income tax bracket for individuals.

In addition, two tax-free bond funds, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, are also available to investors. For an overall discussion of the investment objective, total returns and performance of each Fund, please refer to the Management Discussion and Analysis which follows this letter.

As always, Midwest Group strives to help you meet your financial goals by offering competitive returns, quality investments and diversification through its conservative approach to money management.

Sincerely,



Robert H. Leshner
President


MANAGEMENT DISCUSSION AND ANALYSIS
The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1995, the Fund's total returns (excluding the impact of applicable sales loads) were 6.36% and 5.82% for Class A shares and Class C shares, respectively.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1995, the Fund's total returns (excluding the impact of applicable sales loads) were 7.75% and 7.31% for Class A shares and Class C shares, respectively.

Bond market performance over the past twelve months can be divided into two distinct periods. During the first half of the fiscal year, a robust economy pushed interest rates higher as investors feared an increase in the level of inflation. In an effort to slow the pace of the economy and calm inflationary fears, the Federal Reserve increased the Federal Funds rate three times from 4.25% to 6.00%. Short and intermediate-term Treasuries of five years and under bore the brunt of the rate increases. Early in 1995, however, it became clear that the pace of economic activity could not be maintained. With expectations of slower growth, the bond market rallied and interest rates declined as quickly as they had risen almost a year earlier.

For the most part, the performance of the municipal bond market mirrored that of the Treasury bond market until the last quarter of the fiscal year. At that time the issues of tax reform and the default of Orange County in California took center stage causing municipal bonds to underperform. For the twelve months ended June 30, 1995, the Lehman Brothers 5-year Municipal G.O. Bond Index returned 7.23% while the Lehman Brothers 15-year Municipal G.O. Bond Index returned 9.34%.

The comparative performance of the Tax-Free Intermediate Term Fund was influenced by average maturity and credit quality management. During the first five months of the fiscal year, the average maturity was lowered from 7.3 years to 6.5 years to lessen the negative impact of rising interest rates on security valuations. During the last half of the fiscal year, we worked to improve the credit quality and performance characteristics of portfolio securities by increasing our position in issues that are either prerefunded or escrowed to maturity. These issues are some of the safest in the municipal market as they are backed by government securities. This strategy should continue to enhance performance during this ongoing period of tax reform debate.

Similar  considerations  contributed to the comparative  performance of the Ohio
Insured Tax-Free Fund. Throughout the fiscal year, the average maturity of the Fund was maintained slightly in excess of fifteen years, the minimum average maturity permitted by the prospectus. This lower average maturity aided performance during the first half of the fiscal year when interest rates were rising, but hindered performance in the second half as the bond market rallied and interest rates moved lower. We also began improving the performance characteristics of individual bonds in the portfolio by increasing their call protection (i.e. increasing the number of years to the first call date). Bonds with call protection are generally more marketable because long-term investors prefer this feature.

Looking ahead, the question is not whether economic activity has slowed, but to what extent. As a result of such uncertainty, we believe that interest rates will trade in the 6.50% to 7.00% range using the 30-year Treasury bond as a benchmark. In addition, tax reform is certainly an issue which will be closely followed by the municipal market. While some tax reform is likely, reform as drastic as a flat tax appears less so. The supply and demand variables of the municipal market remain favorable as new issue supply is running about 40% less than 1994. While this should be a positive for the municipal market in the short term, the long run will depend on the outcome of the debate on tax reform.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1995
                                                                   TAX-FREE MONEY MARKET FUNDS
                                                  __________________________________________________________
                                                                                                  ROYAL PALM
                                                      OHIO                         CALIFORNIA       FLORIDA
                                                    TAX-FREE        TAX-FREE        TAX-FREE       TAX-FREE
                                                   MONEY FUND      MONEY FUND      MONEY FUND     MONEY FUND
                                                  ------------   -------------   -------------   ------------
ASSETS
Investments in securities:
   At acquisition cost.........................   $228,393,860    $ 27,514,175   $ 19,234,156    $ 23,873,899
                                                  ============   =============   =============   ============
   At amortized cost...........................   $228,219,069    $ 27,461,370   $ 19,136,828    $ 23,767,487
                                                  ============   =============   =============   ============
   At value (Note 1)...........................   $228,219,069    $ 27,461,370   $ 19,136,828    $ 23,767,487
Cash ..........................................        834,590          72,514        114,882          91,591
Interest receivable ...........................      2,082,497         299,224        282,628         275,017
Other assets ..................................         52,911           6,640          4,432           5,812
                                                  ------------   -------------   -------------   ------------
     TOTAL ASSETS..............................    231,189,067      27,839,748     19,538,770      24,139,907
                                                  ------------   -------------   -------------   ------------
LIABILITIES
Dividends payable..............................        226,345           2,876          2,146           6,565
Payable for securities purchased...............      4,245,168       1,124,504             --              --
Payable to affiliates (Note 3) ................         97,638          16,465          8,858          11,459
Other accrued expenses and liabilities ........         13,561           3,686          3,010           3,311
                                                  ------------   -------------   -------------   ------------
     TOTAL LIABILITIES.........................      4,582,712       1,147,531         14,014          21,335
                                                  ------------   -------------   -------------   ------------
NET ASSETS  ...................................   $226,606,355    $ 26,692,217   $ 19,524,756    $ 24,118,572
                                                  ============   =============   =============   ============

Net assets consist of:
Capital shares ................................   $226,592,741    $ 26,690,002   $ 19,526,452    $ 24,119,770
Undistributed net investment income............             --           2,701             --              --
Accumulated net realized gains (losses) from
   security transactions.......................         13,614           ( 486)       ( 1,696)        ( 1,198)
                                                  ------------   -------------   -------------   ------------
Net assets.....................................   $226,606,355    $ 26,692,217   $ 19,524,756    $ 24,118,572
                                                  ============   =============   =============   ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
      no par value) ...........................    226,592,739      26,700,445     19,526,452      24,119,770
                                                  ============   =============   =============   ============

Net asset value, offering price and redemption
   price per share (Note 1) ...................   $       1.00    $       1.00   $       1.00    $       1.00
                                                  ============   =============   =============   ============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1995
                                                                   TAX-FREE MONEY MARKET FUNDS
                                                  __________________________________________________________
                                                                                                  ROYAL PALM
                                                      OHIO                         CALIFORNIA       FLORIDA
                                                    TAX-FREE        TAX-FREE        TAX-FREE       TAX-FREE
                                                   MONEY FUND      MONEY FUND      MONEY FUND     MONEY FUND
                                                  ------------   -------------   -------------   ------------
INVESTMENT INCOME
   Interest income.............................   $  8,379,074    $  1,151,369   $    803,427    $    994,950
                                                  ------------   -------------   -------------   ------------
EXPENSES
   Investment advisory fees (Note 3)...........      1,026,778         144,305        113,878         131,885
   Distribution expenses (Note 3)..............        363,420          24,169          1,749           1,797
   Accounting services fees (Note 3)...........         48,000          42,000         42,000          42,000
   Shareholder services and transfer
   agent fees (Note 3) ........................         66,960          23,881         13,302          12,000
   Postage and supplies........................         30,080          12,461          3,524           3,618
   Insurance expense...........................         27,213           4,126          3,129           3,387
   Professional fees...........................         18,288           5,387          4,888           5,288
   Registration fees...........................          8,045          16,410          3,590           3,266
   Pricing expenses............................          5,406           1,913          3,147           2,426
   Reports to shareholders ....................          5,382           2,995            720             332
   Custodian fees (Note 3).....................          2,042           4,029            476           1,470
   Trustees' fees and expenses ................          1,984           1,984          1,984           1,984
   Other expenses .............................         13,204           2,059          1,587           1,694
                                                  ------------   -------------   -------------   ------------
TOTAL EXPENSES.................................      1,616,802         285,719        193,974         211,147
   Fees waived by the Adviser (Note 3) ........             --              --        (34,500)        (38,141)
                                                  ------------   -------------   -------------   ------------
NET EXPENSES...................................      1,616,802         285,719        159,474         173,006
                                                  ------------   -------------   -------------   ------------
NET INVESTMENT INCOME .........................      6,762,272         865,650        643,953         821,944
                                                  ------------   -------------   -------------   ------------
NET REALIZED GAINS (LOSSES) FROM
   SECURITY TRANSACTIONS ......................          8,226            (774)           234               2
                                                  ------------   -------------   -------------   ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ............................   $  6,770,498    $    864,876   $    644,187    $    821,946
                                                  ============   =============   =============   ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1995 and 1994

TAX-FREE MONEY MARKET FUNDS


                                                                                 OHIO TAX-FREE                  TAX-FREE
                                                                                  MONEY FUND                   MONEY FUND
                                                                         ______________________________________________________
                                                                               Year          Year          Year          Year
                                                                              Ended         Ended         Ended         Ended
                                                                            June 30,      June 30,       June 30,      June 30,
                                                                              1995          1994          1995           1994
FROM OPERATIONS:
   Net investment income ...............................................  $ 6,762,272  $  4,278,633   $   865,650  $   681,252
   Net realized gains (losses) from security transactions ..............        8,226            --          (774)       2,204
                                                                         ------------  ------------   -----------  -----------
Net increase in net assets from operations..............................    6,770,498     4,278,633       864,876      683,456
                                                                         ------------  ------------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME ...............  (6,764,671)    (4,276,234)     (862,949)    (681,252)
                                                                         ------------  ------------   -----------  -----------
FROM CAPITAL SHARE TRANSACTIONS (Note 4):
   Proceeds from shares sold ...........................................  532,441,705   546,916,284    51,748,931   54,880,538
   Net asset value of shares issued in reinvestment of
     distributions to shareholders .....................................    4,449,982     2,891,227       814,800      640,626
   Payments for shares redeemed......................................... (523,292,513) (558,583,425)  (57,041,748) (59,141,953)
                                                                         ------------  ------------   -----------  -----------
Net increase (decrease) in net assets from
   capital share transactions ..........................................   13,599,174    (8,775,914)   (4,478,017)  (3,620,789)
                                                                         ------------  ------------   -----------  -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ...............................   13,605,001    (8,773,515)   (4,476,090)  (3,618,585)

NET ASSETS:
   Beginning of year....................................................  213,001,354   221,774,869    31,168,307   34,786,892
                                                                         ------------  ------------   -----------  -----------
   End of year.......................................................... $226,606,355  $213,001,354   $26,692,217  $31,168,307
                                                                         ============  ============   ===========  ===========

UNDISTRIBUTED NET INVESTMENT INCOME .................................... $         --  $      2,399   $     2,701  $        --
                                                                         ============  ============   ===========  ===========


                                                                                                            ROYAL PALM
                                                                                  CALIFORNIA                 FLORIDA
                                                                                   TAX-FREE                  TAX-FREE
                                                                                  MONEY FUND                MONEY FUND
                                                                        _______________________________________________________
                                                                             Year          Year          Year          Year
                                                                            Ended         Ended         Ended         Ended
                                                                           June 30,      June 30,      June 30,      June 30,
                                                                             1995          1994          1995          1994
                                                                         -----------   -----------   -----------   -----------
FROM OPERATIONS:
   Net investment income ............................................... $   643,953   $   480,898   $   821,944   $   592,588
   Net realized gains (losses) from security transactions ..............         234        (1,022)            2        (1,200)
                                                                         -----------   -----------   -----------   -----------
Net increase in net assets from operations..............................     644,187       479,876       821,946       591,388
                                                                         -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME ...............    (644,370)     (480,481)     (822,616)     (591,916)
                                                                         -----------   -----------   -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS (Note 4):
   Proceeds from shares sold ...........................................  84,546,054   106,173,458    44,740,157    80,250,968
   Net asset value of shares issued in reinvestment of
     distributions to shareholders .....................................     572,727       411,397       747,824       504,94
   Payments for shares redeemed......................................... (90,102,140) (116,562,528)  (47,644,429)  (76,386,404)
                                                                         -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
   capital share transactions ..........................................  (4,983,359)   (9,977,673)   (2,156,448)    4,369,511
                                                                         -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ...............................  (4,983,542)   (9,978,278)   (2,157,118)    4,368,983

NET ASSETS:
   Beginning of year....................................................  24,508,298    34,486,576    26,275,690    21,906,707
                                                                         -----------   -----------   -----------   -----------
   End of year.......................................................... $19,524,756   $24,508,298   $24,118,572   $26,275,690
                                                                         ===========   ===========   ===========   ===========

UNDISTRIBUTED NET INVESTMENT INCOME .................................... $        --   $       417   $        --   $       672
                                                                         ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1995
TAX-FREE BOND FUNDS

                                                                                 TAX-FREE       OHIO INSURED
                                                                               INTERMEDIATE       TAX-FREE
                                                                                 TERM FUND          FUND
                                                                             ---------------  ---------------
ASSETS
Investments in securities:
   At acquisition cost....................................................   $   85,911,101   $   71,102,999
                                                                             ===============  ===============
   At amortized cost......................................................   $   85,335,134   $   71,072,336
                                                                             ===============  ===============
   At value (Note 1) .....................................................   $   87,134,195   $   74,765,269
Cash .....................................................................               --           57,284
Receivable for capital shares sold........................................          139,788           41,339
Interest receivable ......................................................        1,465,884          930,148
Other assets .............................................................           34,354           27,252
                                                                             ---------------  ---------------
   TOTAL ASSETS...........................................................       88,774,221       75,821,292
                                                                             ---------------  ---------------
LIABILITIES
Bank overdraft............................................................           39,107               --
Payable for capital shares redeemed ......................................        1,023,853          121,800
Dividends payable.........................................................           70,068           95,059
Payable for securities purchased..........................................        1,630,729               --
Payable to affiliates (Note 3) ...........................................           48,710           38,496
Other accrued expenses and liabilities....................................            7,793            7,682
                                                                             ---------------  ---------------
     TOTAL LIABILITIES ...................................................        2,820,260          263,037
                                                                             ---------------  ---------------

NET ASSETS  ..............................................................   $   85,953,961   $   75,558,255
                                                                             ===============  ===============
Net assets consist of:
Capital shares ...........................................................   $   86,194,255   $   72,503,679
Accumulated net realized losses from security transactions ...............       (2,039,355)        (638,357)
Net unrealized appreciation on investments................................        1,799,061        3,692,933
                                                                             ---------------  ---------------
Net assets................................................................   $   85,953,961   $   75,558,255
                                                                             ===============  ===============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares...................................   $   81,139,685   $   71,392,898
                                                                             ===============  ===============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 4).....................................        7,470,758        5,951,947
                                                                             ===============  ===============
Net asset value and redemption price per share (Note 1) ..................   $        10.86   $        11.99
                                                                             ===============  ===============
Maximum offering price per share (Note 1) ................................   $        11.08   $        12.49
                                                                             ===============  ===============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares...................................   $    4,814,276   $    4,165,357
                                                                             ===============  ===============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 4) ....................................          443,255          347,217
                                                                             ===============  ===============
Net asset value and redemption price per share (Note 1) ..................   $        10.86   $        12.00
                                                                             ===============  ===============
Maximum offering price per share (Note 1).................................   $        10.86   $        12.00
                                                                             ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1995
TAX-FREE BOND FUNDS

                                                                                 TAX-FREE       OHIO INSURED
                                                                               INTERMEDIATE       TAX-FREE
                                                                                 TERM FUND          FUND
                                                                             ---------------  ---------------
INVESTMENT INCOME
   Interest income........................................................   $    5,284,856   $    4,813,451
                                                                             ---------------  ---------------
EXPENSES
   Investment advisory fees (Note 3)......................................          472,968          394,825
   Distribution expenses, Class A (Note 3)................................          153,050            9,476
   Distribution expenses, Class C (Note 3) ...............................           18,070            5,296
   Accounting services fees (Note 3) .....................................           75,000           72,000
   Shareholder services and transfer agent fees, Class A (Note 3).........           78,065           40,945
   Shareholder services and transfer agent fees, Class C (Note 3).........           12,000           12,000
   Postage and supplies...................................................           48,842           23,834
   Pricing expenses.......................................................           25,619           19,605
   Registration fees, Common..............................................           16,082            4,518
   Registration fees, Class A.............................................            4,586            3,210
   Registration fees, Class C.............................................            4,941            2,000
   Insurance expense......................................................           13,676           10,711
   Reports to shareholders ...............................................           12,477            5,798
   Professional fees .....................................................            9,288            8,888
   Custodian fees.........................................................            8,272            8,299
   Trustees' fees and expenses ...........................................            1,984            1,984
   Other expenses ........................................................            6,030            4,855
                                                                             ---------------  ---------------
TOTAL EXPENSES ...........................................................          960,950          628,244
   Fees waived by the Adviser (Note 3)....................................               --          (14,000)
   Class A expenses reimbursed by the Adviser (Note 3)....................               --           (5,077)
                                                                             ---------------  ---------------
NET EXPENSES..............................................................          960,950          609,167
                                                                             ---------------  ---------------

NET INVESTMENT INCOME ....................................................        4,323,906        4,204,284
                                                                             ---------------  ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions ......................       (1,487,447)        (553,505)
     Net change in unrealized appreciation/depreciation on investments ...        2,397,778        2,078,922
                                                                             ---------------  ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS  ........................          910,331        1,525,417
                                                                             ---------------  ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............................   $    5,234,237   $    5,729,701
                                                                             ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1995 and 1994
TAX-FREE BOND FUNDS
                                                             TAX-FREE
                                                           INTERMEDIATE                   OHIO INSURED
                                                             TERM FUND                    TAX-FREE FUND
                                                  ___________________________________________________________
                                                      Year            Year             Year           Year
                                                      Ended           Ended            Ended          Ended
                                                    June 30,        June 30,         June 30,       June 30,
                                                      1995            1994             1995           1994
                                                  ------------   -------------    -------------   ------------
FROM OPERATIONS:
   Net investment income ......................   $  4,323,906    $  4,672,574    $  4,204,284    $  4,131,255
   Net realized gains (losses) from
     security transactions ....................     (1,487,447)        (46,296)       (553,505)        256,296
   Net change in unrealized appreciation/
     depreciation on investments...............      2,397,778      (3,941,206)      2,078,922      (4,633,136)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations ............................      5,234,237         685,072       5,729,701        (245,585)
                                                  ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ........     (4,158,531)     (4,621,632)     (4,060,262)     (4,077,931)
   From net investment income, Class C.........       (182,065)        (34,252)       (165,164)        (32,182)
   From net realized gains from security
     transactions, Class A ....................             --              --              --        (176,296)
   From net realized gains from security
     transactions, Class C ....................             --              --              --            (443)
                                                  ------------    ------------    ------------    ------------
Decrease in net assets from distributions
   to shareholders ............................     (4,340,596)     (4,655,884)     (4,225,426)     (4,286,852)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARES TRANSACTIONS (Note 4):
CLASS A
   Proceeds from shares sold ..................     27,134,058     114,026,590     135,489,969     163,625,583
   Net asset value of shares issued in
     reinvestment of distributions
       to shareholders ........................      3,413,920       3,849,926       3,071,603       3,347,910
   Payments for shares redeemed ...............    (56,693,107)    (89,674,117)   (148,483,241)   (163,755,568)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from Class A share transactions.............    (26,145,129)     28,202,399      (9,921,669)      3,217,925
                                                  ------------    ------------    ------------    ------------

CLASS C
   Proceeds from shares sold ..................      7,031,053       4,010,491       1,936,052       3,032,598
   Net asset value of shares issued in
     reinvestment of distributions
       to shareholders ........................        174,884          33,735         141,387          26,100
   Payments for shares redeemed ...............     (5,556,496)       (887,900)       (650,441)       (296,756)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets from Class C
   share transactions .........................      1,649,441       3,156,326       1,426,998       2,761,942
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ......    (23,602,047)     27,387,913      (6,990,396)      1,447,430

NET ASSETS:
   Beginning of year...........................    109,556,008      82,168,095      82,548,651      81,101,221
                                                  ------------    ------------    ------------    ------------
   End of year.................................   $ 85,953,961    $109,556,008    $ 75,558,255    $ 82,548,651
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME  ..........   $         --    $     16,690    $         --    $     21,142
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

OHIO TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
                                                                       Year Ended June 30,
                                                  ____________________________________________________________
                                                     1995         1994        1993         1992         1991
                                                  ------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.031        0.020       0.022        0.034       0.048
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......     (0.031)      (0.020)      (0.022)     (0.034)     (0.048)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................      3.12%        1.99%        2.19%        3.52%       4.99%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $226,606    $213,001     $221,775     $218,503    $204,034
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets ........      0.74%        0.73%       0.74%        0.75%       0.77%
Ratio of net investment income to
   average net assets ..........................      3.08%       1.97%        2.16%        3.43%       4.80%

TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
                                                                       Year Ended June 30,
                                                  ____________________________________________________________
                                                     1995         1994        1993         1992         1991
                                                  ------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.030        0.021        0.024        0.036       0.050
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........     (0.030)      (0.021)      (0.024)      (0.036)     (0.050)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      3.07%        2.12%        2.40%        3.63%       5.09%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $26,692     $ 31,168     $ 34,787     $ 50,000    $ 45,210
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets.........      0.99%        0.99%        0.99%        0.99%       0.99%
Ratio of net investment income to
   average net assets ..........................      3.00%        2.09%        2.39%        3.55%       4.98%

See accompanying notes to financial statements.

CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
                                                                       Year Ended June 30,
                                                  ____________________________________________________________
                                                     1995         1994        1993         1992         1991
                                                  ------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.029        0.019        0.022        0.035       0.046
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........     (0.029)      (0.019)      (0.022)      (0.035)     (0.046)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      2.95%        1.93%        2.26%        3.71%       4.70%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $19,525     $ 24,508     $ 34,487     $ 21,246    $ 13,524
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets(A)  ....      0.70%        0.60%        0.56%        0.34%       0.40%
Ratio of net investment income to
   average net assets ..........................      2.83%        1.90%        2.22%        3.49%       4.56%

(A)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 0.85%, 0.86%, 0.85%, 0.89% and 1.01% for the years ended June 30, 1995, 1994, 1993, 1992 and 1991, respectively (Note 3).

ROYAL PALM FLORIDA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
                                                                                                  From Date of
                                                                                                Public Offering
                                                                 Year              Year          (Nov. 13, 1992)
                                                                 Ended            Ended              through
                                                             June 30, 1995     June 30, 1994     June 30, 1993(A)
                                                            ---------------   ---------------    ---------------
Net asset value at beginning of period ...................  $        1.000    $        1.000     $        1.000
                                                            ---------------   ---------------    ---------------
Net investment income.....................................           0.031             0.021              0.016
                                                            ---------------   ---------------    ---------------
Distributions from net investment income .................          (0.031)           (0.021)            (0.016)
                                                            ---------------   ---------------    ---------------
Net asset value at end of period .........................  $        1.000    $        1.000     $        1.000
                                                            ===============   ===============    ===============
Total return .............................................           3.17%             2.11%              2.49%(C)
                                                            ===============   ===============    ===============
Net assets at end of period (000's) ......................  $       24,119    $       26,276     $       21,907
                                                            ===============   ===============    ===============
Ratio of expenses to average net assets(B)  ..............           0.66%             0.58%              0.34%(C)
Ratio of net investment income to average net assets......           3.12%             2.10%              2.41%(C)

(A)No income was earned or expenses incurred from the start of business through the date of public offering.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1995, 1994 and 1993, respectively (Note 3).
(C)Annualized.

See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
                                                                       Year Ended June 30,
                                                  ____________________________________________________________
                                                     1995         1994        1993         1992         1991
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at beginning of year............    $ 10.69     $  10.98     $  10.42     $  10.15    $  10.05
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.49         0.48         0.53         0.59        0.62
   Net realized and unrealized gains (losses)
     on investments.............................       0.17        (0.29)        0.56         0.27        0.10
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.66         0.19         1.09         0.86        0.72
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......      (0.49)       (0.48)       (0.53)       (0.59)      (0.62)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 10.86     $  10.69     $  10.98     $  10.42    $  10.15
                                                  ==========  ==========   ==========   ==========  ==========

Total return(A) ................................      6.36%        1.70%       10.75%        8.78%       7.38%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $81,140     $106,472    $ 82,168     $ 26,720    $ 15,638
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.99%        0.99%       0.99%        1.07%        1.13%
Ratio of net investment income to
  average net assets ...........................      4.59%        4.35%       4.90%        5.75%        6.15%

Portfolio turnover rate.........................        32%          46%         28%          12%          48%

(A)The total returns shown do not include the effect of applicable sales loads.

 See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                From Date of
                                                                                              Public Offering
                                                                                  Year         (Feb. 1, 1994)
                                                                                 Ended             through
                                                                             June 30, 1995     June 30, 1994
                                                                             ---------------  ---------------
Net asset value at beginning of period....................................   $        10.69   $        11.27
                                                                             ---------------  ---------------
Income from investment operations:
   Net investment income..................................................             0.44             0.20
   Net realized and unrealized gains (losses) on investments..............             0.17            (0.58)
                                                                             ---------------  ---------------
Total from investment operations..........................................             0.61            (0.38)
                                                                             ---------------  ---------------

Distributions from net investment income..................................            (0.44)           (0.20)
                                                                             ---------------  ---------------

Net asset value at end of period..........................................   $        10.86   $        10.69
                                                                             ===============  ===============

Total return(A) ..........................................................            5.82%            (8.28%)(C)
                                                                             ===============  ===============
Net assets at end of period (000's).......................................   $        4,814   $        3,084
                                                                             ===============  ===============

Ratio of expenses to average net assets(B) ...............................            1.49%            1.45%(C)
Ratio of net investment income to average net assets......................            4.08%            3.79%(C)

Portfolio turnover rate...................................................              32%              46%(C)

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 1.75%(C) for the period ended June 30, 1994 (Note 3).
(C)Annualized.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
                                                                       Year Ended June 30,
                                                  ____________________________________________________________
                                                     1995         1994        1993         1992         1991
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at beginning of year............    $ 11.74     $  12.41    $  11.67     $  11.13    $  10.96
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.63         0.61        0.65         0.70        0.68
   Net realized and unrealized gains (losses)
     on investments.............................       0.25        (0.64)       0.74         0.54        0.17
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.88        (0.03)       1.39         1.24        0.85
                                                  ----------  ----------   ----------   ----------  ----------
Less distributions:
   Distributions from net investment income ....      (0.63)       (0.61)      (0.65)       (0.70)      (0.68)
   Distributions from net realized gains........         --        (0.03)         --           --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total distributions ............................      (0.63)       (0.64)      (0.65)       (0.70)      (0.68)
                                                  ----------  ----------   ----------   ----------  ----------

Net asset value at end of year..................    $ 11.99     $  11.74    $  12.41     $  11.67    $  11.13
                                                  ==========  ==========   ==========   ==========  ==========

Total return(A)  ...............................      7.75%       (0.41%)     12.24%       11.55%       7.98%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $71,393     $ 79,889    $ 81,101     $ 49,288    $ 20,791
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(B)  ....      0.75%        0.75%       0.75%        0.60%       1.07%
Ratio of net investment income to
   average net assets ..........................      5.35%        4.94%       5.35%        6.10%       6.14%

Portfolio turnover rate.........................        29%          45%         15%           3%         86%

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 0.77% and 0.77% for the years ended June 30, 1995 and 1992, respectively (Note 3).

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                               From Date of
                                                                                              Public Offering
                                                                                   Year        (Nov. 1, 1993)
                                                                                   Ended           through
                                                                               June 30, 1995   June 30, 1994
                                                                             ---------------  ---------------
Net asset value at beginning of period....................................   $        11.74   $       12.62
                                                                             ---------------  ---------------

Income from investment operations:
   Net investment income..................................................             0.57             0.36
   Net realized and unrealized gains (losses) on investments..............             0.26            (0.85)
                                                                             ---------------  ---------------
Total from investment operations..........................................             0.83            (0.49)
                                                                             ---------------  --------------
Less distributions:
   Distributions from net investment income...............................            (0.57)           (0.36)
   Distributions from net realized gains..................................               --            (0.03)
                                                                             ---------------  ---------------
Total distributions.......................................................            (0.57)           (0.39)
                                                                             ---------------  --------------

Net asset value at end of period..........................................   $        12.00   $        11.74
                                                                             ===============  ===============

Total return(A) ..........................................................            7.31%           (6.05%)(C)
                                                                             ===============  ===============

Net assets at end of period (000's).......................................   $        4,165   $        2,659
                                                                             ===============  ===============

Ratio of expenses to average net assets(B) ...............................            1.25%            1.22%(C)
Ratio of net investment income to average net assets......................            4.84%            4.09%(C)

Portfolio turnover rate...................................................              29%              45%(C)

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Adviser was 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively (Note 3).
(C)Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1995

1. Significant Accounting Policies
Midwest  Group Tax Free Trust (the  Trust) is  registered  under the  Investment
Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of six funds: the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (individually a Fund and collectively the Funds).

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to .25% of average daily net assets for each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares;
(ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Trust's significant accounting policies:

Security valuation -- Ohio Tax-Free Money Fund, Tax-Free Money Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund securities are valued on the amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund use an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, and the Royal Palm Florida Tax-Free Money Fund is calculated daily. Net asset value per share is calculated for each of these Funds by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily. Net asset value per share is calculated for each class of a Fund by dividing the total value of a Fund's assets applicable to that class, less liabilities applicable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A Shares of the Ohio Insured Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share. Effective February 1, 1995, Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are each subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles. Distributions from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Joint expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate distributions from the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1995:

                                          Tax-Free
                                        Intermediate     Ohio Insured
                                         Term Fund      Tax-Free Fund
                                       ---------------  ---------------
Gross unrealized appreciation.......   $    2,057,046   $    3,898,026
Gross unrealized depreciation.......         (257,985)        (205,093)
                                       ---------------  ---------------
Net unrealized appreciation.........   $    1,799,061   $    3,692,933
                                       ===============  ===============

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1995, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund had capital loss carryforwards for federal income tax purposes of $774, $1,696, $1,198, $2,039,355, and $638,357, respectively, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in the current or future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  Investment Transactions
For the year ended June 30, 1995, purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $28,391,712 and $53,294,417, respectively, for the Tax-Free Intermediate Term Fund, and $21,806,732 and $26,408,778, respectively, for the Ohio Insured Tax-Free Fund.

3.  Transactions with Affiliates
The President of the Trust is the Chairman of the Board and the controlling shareholder of Leshner Financial, Inc., whose subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the investment adviser and principal underwriter of the Trust's shares, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

MANAGEMENT AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100,000,000, 0.45% of such assets from $100,000,000 to $200,000,000, 0.4% of such assets from $200,000,000 to
$300,000,000 and 0.375% of such assets in excess of $300,000,000.

States in which shares of the Trust are offered may impose an expense limitation based upon net assets. The Adviser has agreed to reimburse each Fund for expenses which exceed the most restrictive applicable expense limitation of any state. No reimbursement was required from the Adviser with respect to any Fund for the year ended June 30, 1995. However, in order to reduce operating expenses, the Adviser voluntarily waived $34,500, $38,141 and $14,000 of its advisory fees from the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1995. In addition, in order to reduce the operating expenses of Class A shares of the Ohio Insured Tax-Free Fund, the Adviser voluntarily reimbursed the Fund for $5,077 of Class A expenses.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer Agent and Shareholder Service Agreement, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Under the terms of the Agreement, MGF receives for its services a fee payable monthly at an annual rate of $25.00 per shareholder account from each of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, and the Royal Palm Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund or for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. Effective July 1, 1995, MGF receives a monthly fee, based on current asset levels, of $3,250 per month from each of the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, $3,750 per month from the Ohio Tax-Free Money Fund and $4,750 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of the Underwriting Agreement, the Adviser and affiliates earned $5,557 and $25,570 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1995.

PLANS OF DISTRIBUTION
The Funds have a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is .25% of average daily net assets.

The Trust has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of a Fund's average daily net assets applicable to Class C shares.

CUSTODIAN AGREEMENT
The Fifth Third Bank, which serves as the custodian for each Fund except the California Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1995. Under the terms of the Custodian Agreement, The Fifth Third Bank receives from each Fund a base fee at an annual rate of .005% of its average net assets (subject to a minimum fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Funds.

4. Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended June 30, 1995 and 1994:


                                                       TAX-FREE INTERMEDIATE               OHIO INSURED
                                                             TERM FUND                    TAX-FREE FUND
                                                   ___________________________________________________________
                                                      Year            Year            Year           Year
                                                      Ended           Ended           Ended          Ended
                                                    June 30,        June 30,        June 30,       June 30,
                                                      1995            1994            1995           1994
                                                  ------------   -------------   -------------   ------------
CLASS A
Shares sold....................................      2,523,254      10,275,868     11,576,223      13,310,072
Shares issued in reinvestment of
   distributions to shareholders...............        320,606         350,367        262,171         271,821
Shares redeemed................................     (5,334,216)     (8,147,207)   (12,691,802)    (13,313,151)
                                                  ------------   -------------   -------------   ------------
Net increase (decrease) in shares outstanding..     (2,490,356)      2,479,028       (853,408)        268,742
Shares outstanding, beginning of year..........      9,961,114       7,482,086      6,805,355       6,536,613
                                                  ------------   -------------   -------------   ------------
Shares outstanding, end of year................      7,470,758       9,961,114      5,951,947       6,805,355
                                                  ============   =============   =============   ============

CLASS C
Shares sold....................................        661,291         368,101        164,356         248,640
Shares issued in reinvestment of
   distributions to shareholders...............         16,430           3,142         12,037           2,197
Shares redeemed................................       (522,939)        (82,770)       (55,643)        (24,370)
                                                  ------------   -------------   -------------   ------------
Net increase in shares outstanding.............        154,782         288,473        120,750         226,467
Shares outstanding, beginning of year..........        288,473              --        226,467              --
                                                  ------------   -------------   -------------   ------------
Shares outstanding, end of year................        443,255         288,473        347,217         226,467
                                                  ============   =============   =============   ============


Capital share transactions for the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

5.  Portfolio Composition
As of June 30, 1995, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities, and instrumentalities and other issuers the interest from which is exempt from Ohio income tax. The California Tax-Free Money Fund was invested exclusively in debt obligations issued by the State of California and its political subdivisions, agencies, authorities, and instrumentalities and other issuers the interest from which is exempt from California income tax. As of June 30, 1995, 84.7% of the Royal Palm Florida Tax-Free Money Fund's portfolio securities were invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities, and instrumentalities and other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1995, 19.8% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 10.8% in the State of Kentucky and 10.4% in the State of Minnesota. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund as of June 30, 1995, see the Fund's Portfolio of Investments.

As diversified Funds registered under the 1940 Act, it is the policy of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund that not more than 25% of the total assets of each such Fund may be invested in securities of issuers which individually comprise more than 5% of its total assets.

The Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. However, as of June 30, 1995, each of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Ohio Insured Tax-Free Fund had no concentrations of investments (10% or greater) in any one issuer. The Royal Palm Florida Tax-Free Money Fund had 12.3% of its investments concentrated in one issuer.

The Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1995, 44.2% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) ratings], 29.8% were rated AA/Aa, 17.7% were rated A/A and 8.3% were not rated.

As of June 30, 1995, 97.8% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government, or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Three private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 82.5% of its portfolio securities.

The concentration of investments for each Fund as of June 30, 1995, classified by revenue source, was as follows:

                                                                            Royal Palm
                                         Ohio                 California     Florida     Tax-Free      Ohio
                                       Tax-Free    Tax-Free    Tax-Free     Tax-Free    Intermediate  Insured
                                         Money       Money       Money        Money        Term      Tax-Free
                                         Fund        Fund        Fund         Fund         Fund        Fund
                                     ----------- ----------- -----------   ----------- ----------- -----------
General Obligations.................      26.5%       13.6%         6.2%        10.9%       30.9%       29.4%
Revenue Bonds:
  Industrial Development............      36.4%       36.0%        27.2%         8.1%        6.4%        7.0%
  Hospital/Health Care..............      16.8%        8.6%         7.6%        22.7%       13.6%       22.6%
  Utilities.........................       2.9%       13.1%        27.8%        17.5%        9.9%       23.4%
  Housing/Mortgage..................       4.5%       15.7%         4.6%        24.3%       11.3%        7.1%
  Education.........................       5.3%        2.8%         3.3%         4.0%       10.3%        7.2%
  Public Facilities.................         --        2.0%         7.3%         4.2%        5.8%        1.5%
  Special Tax.......................         --        0.4%        10.2%         2.6%        2.5%        1.8%
  Transportation....................         --        2.1%         5.8%         4.7%        3.8%          --
  Economic Development..............       5.8%        3.6%           --           --        2.0%          --
  Miscellaneous.....................       1.8%        2.1%           --         1.0%        3.5%          --
                                     ----------- ----------- -----------   ----------- ----------- -----------
Total ..............................     100.0%      100.0%       100.0%       100.0%      100.0%      100.0%
                                     =========== =========== ===========   =========== =========== ===========

See each Fund's Portfolio of Investments for additional information on portfolio composition.

Footnotes to Portfolios of Investments:

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly, or semiannually. The rates shown in the Portfolio of Investments are the coupon rates in effect at June 30, 1995.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.


Portfolio Abbreviations:

ARPB - Adjustable Rate Put Bonds                              ISD - Independent School District
BANS - Bond Anticipation Notes                                LSD - Local School District
COP - Certificates of Participation                           MFH - Multi-Family Housing
CSD - City School District                                    MFM - Multi-Family Mortgage
EDR - Economic Development Revenue                            PCR - Pollution Control Revenue
GO - General Obligation                                       RANS - Revenue Anticipation Notes
HCR - Housing Corporation Revenue                             SFM - Single Family Mortgage
HFA - Housing Finance Authority/Agency                        TANS - Tax Anticipation Notes
HFC - Housing Finance Corporation                             TRANS - Tax Revenue Anticipation Notes
IDA - Industrial Development Authority/Agency                 USD - Unified School District
IDR - Industrial Development Revenue                          VRDN - Variable Rate Demand Notes


OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1995
  Principal                                                                    Coupon   Maturity
   Amount     Fixed Rate Revenue & General Obligation Bonds-- 29.2%             Rate      Date       Value
------------  -----------------------------------------------------           -------- ----------  ---------
$ 1,130,000   Youngstown, OH, CSD RANS.......................................   5.300% 07/01/1995 $1,130,000
  1,200,000   Alliance, OH, Street Impt. GO BANS.............................   4.500  07/06/1995  1,200,043
  2,000,000   Stark Co., OH, Various Purpose GO BANS.........................   4.310  07/12/1995  2,000,121
  3,000,000   Greene Co., OH, Various Purpose GO BANS........................   4.320  07/19/1995  3,000,314
  3,000,000   North Olmsted, OH, Various Purpose GO BANS, Ser. 1994E.........   4.550  07/20/1995  3,000,531
  2,220,500   West Clermont, OH, LSD School Impt. GO BANS....................   5.250  08/09/1995  2,221,782
  2,500,000   Univ. of Cincinnati Gen. Receipts BANS, Ser. T.................   4.750  08/30/1995  2,502,769
  3,000,000   Ohio St. GO, Escrowed to Maturity..............................   6.650  09/01/1995  3,009,570
  1,000,000   University Heights, OH, Park Impt. GO BANS.....................   4.200  09/08/1995  1,000,181
  3,000,000   Richland Co., OH, GO BANS (Madison-Marlow Sewer Impt.).........   4.850  09/14/1995  3,003,548
    300,000   Columbus, OH, Waterworks Enlargement Rev., No. 42EU,
                Escrowed to Maturity.........................................   8.200  09/15/1995    302,051
    350,000   Cuyahoga Co., OH, Hosp. Rev. (Deaconess Hosp. Cleveland),
                Prerefunded @ 102............................................   9.250  10/01/1995    360,976
  1,000,000   Berea, OH, GO BANS.............................................   4.500  10/25/1995  1,003,463
  1,950,000   Blue Ash, OH, GO BANS (Cornell Rd. Impt.)......................   5.000  10/30/1995  1,955,362
  1,065,000   Lorain, OH, Hosp. Impt. Rev. (Lakeland Comm. Hosp.),
                Prerefunded @ 102............................................   9.500  11/01/1995  1,102,876
    650,000   Cleveland, OH, GO, Prerefunded @ 102.50........................   9.875  11/01/1995    677,378
    825,000   Butler Co., OH, GO BANS (Road Proj.)...........................   4.730  11/29/1995    826,419
  2,200,000   Jackson, OH, Elec. Sys. Impt. GO BANS..........................   5.060  11/29/1995  2,202,334
  2,300,000   Belmont Co., OH, Sani. Sewer GO BANS...........................   5.170  11/30/1995  2,302,459
  1,780,000   Lucas Co., OH, Various Purpose Impt., GO BANS..................   5.750  11/30/1995  1,785,285
    100,000   Cincinnati, OH, CSD GO TANS, Escrowed to Maturity..............   6.700  12/01/1995    100,747
  3,000,000   Toledo, OH, City Serv. Special Assessment Notes, GO BANS.......   4.520  12/01/1995  3,002,398
  1,400,000   Anthony Wayne, OH, LSD GO BANS.................................   4.000  12/14/1995  1,401,867
  1,100,000   Marysville, OH, GO BANS........................................   5.090  12/15/1995  1,100,671
  1,000,000   Hamilton, OH, CSD GO TANS......................................   3.820  12/19/1995  1,001,463
  1,500,000   Marysville, OH, Exempted Village Schools GO BANS...............   4.270  12/20/1995  1,502,898
    375,000   Ohio St. Coal Dev. GO..........................................   6.450  02/01/1996    378,553
    900,000   Union Co., OH, Courthouse Renovation GO BANS...................   5.070  03/01/1996    901,544
  1,850,000   Salem, OH, CSD School Impt. GO BANS............................   4.290  03/07/1996  1,850,474
  1,200,000   Centerville, OH, CSD BANS......................................   4.400  03/14/1996  1,204,507
  2,100,000   Univ. of Cincinnati Gen. Receipts BANS, Ser. K-1...............   5.000  03/21/1996  2,105,057
    895,000   Marysville, OH, GO BANS........................................   4.770  03/29/1996    896,719
  1,500,000   Stark Co., OH, Sewer Dist. Impt. GO BANS.......................   5.000  04/03/1996  1,504,338
  1,800,000   Talawanda, OH, CSD Bd. of Educ. School Impt. GO BANS...........   5.370  04/04/1996  1,812,043
  1,750,000   Trumbull Co., OH, Correctional Fac. GO BANS....................   4.830  04/11/1996  1,751,686
    870,000   Middleburg Heights, OH, Various Purpose GO BANS................   4.500  05/30/1996    871,908
    295,000   Ohio St. Water Dev. Auth PCR...................................   4.250  06/01/1996    295,000
  3,000,000   Cleveland, OH, CSD RANS........................................   4.500  06/01/1996  3,024,885
    645,000   Valley View, OH, LSD School Energy Conservation GO BANS........   4.700  06/06/1996    647,591
  1,000,000   North Olmsted, OH, Various Purpose Impt. GO BANS...............   4.670  06/20/1996  1,003,901
    990,000   Loveland, OH, Various Purpose Impt. GO BANS....................   4.210  06/27/1996    991,968
  2,570,000   Cuyahoga Falls, OH, CSD GO BANS................................   4.300  06/28/1996  2,577,787
  1,665,000   Euclid City, OH, Various Impt. GO BANS.........................   4.250  07/12/1996  1,667,381
-------------                                                                                    ------------
$65,975,500   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
-------------     (Amortized Cost $66,182,848)...............................                    $66,182,848
                                                                                                 ------------

   Principal                                                                   Coupon   Maturity
    Amount    Floating and Variable Rate Demand Notes-- 55.4%                   Rate      Date       Value
------------  -----------------------------------------------                 -------- ----------  ---------
$ 1,900,000   Cincinnati-Hamilton Co., OH, Port. Auth. EDR
                (Kenwood Office Assoc. Proj.) ...............................   4.200% 07/03/1995 $1,900,000
  2,200,000   Columbus, OH, Elec. Sys. Rev...................................   3.650  07/03/1995  2,200,000
  2,100,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (University Hosp. Cleveland)   4.200  07/03/1995  2,100,000
  2,495,000   Cuyahoga Co., OH, IDR (S & R Playhouse Realty).................   4.100  07/03/1995  2,495,000
  1,600,000   Delaware Co., OH, IDR (Radiation Sterilizers, Inc.)............   3.850  07/03/1995  1,600,000
    400,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   4.200% 07/03/1995 $  400,000
    250,000   Franklin Co., OH, IDR (Boa Ltd. Proj.).........................   4.650  07/03/1995    250,000
    700,000   Franklin Co., OH, IDR (Capitol South)..........................   4.600  07/03/1995    700,000
  1,300,000   Franklin Co., OH, IDR (Jacobson's Stores)......................   4.600  07/03/1995  1,300,000
  3,500,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   4.200  07/03/1995  3,500,000
  2,300,000   Muskingum Co., OH, IDR (Elder-Beerman).........................   3.900  07/03/1995  2,300,000
    700,000   Ohio Air Quality Dev. Auth. Environ. Impt. Rev. (Mead Corp.)...   4.250  07/03/1995    700,000
  1,100,000   Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)...............   4.500  07/03/1995  1,100,000
    500,000   Ohio St. Environ. Impt. Rev. (U.S. Steel Corp.)................   3.900  07/03/1995    500,000
    400,000   Ohio Water Dev. Auth. Environ. Impt. Rev.,
                Ser. 1986B (Mead Corp.)......................................   4.250  07/03/1995    400,000
    245,000   Akron, OH, Sani. Sewer Sys. Rev., Ser. 1994....................   4.150  07/05/1995    245,000
  1,000,000   Butler Co., OH, IDR (Phillip Morris Co.).......................   4.150  07/05/1995  1,000,000
  1,250,000   Centerville, OH, Healthcare Rev. (Bethany-Lutheran)............   4.050  07/05/1995  1,250,000
  1,000,000   Centerville, OH, Healthcare Rev. (Bethany-Lutheran)............   4.050  07/05/1995  1,000,000
    300,000   Centerville, OH, Healthcare Rev. (Bethany-Lutheran)............   4.050  07/05/1995    300,000
  4,250,000   Cincinnati-Hamilton Co., OH, Port. Auth. Rev.
                (Kaiser Agric. Chemical Co.).................................   4.000  07/05/1995  4,250,000
  2,340,000   Cincinnati, OH, Student Loan Funding Corp. Rev.................   4.250  07/05/1995  2,340,000
  1,800,000   Cleveland-Cuyahoga Co., OH, Port. Auth. Rev.
                (Rock & Roll Hall of Fame)...................................   4.150  07/05/1995  1,800,000
  1,180,000   Cuyahoga Co., OH, Healthcare Fac. Rev., Ser. 1993A
                (Hospice of the Western Reserve) ............................   4.200  07/05/1995  1,180,000
  1,750,000   Cuyahoga Co., OH, Healthcare Fac. Rev., Ser. 1993B
                (Hospice of the Western Reserve) ............................   4.200  07/05/1995  1,750,000
    280,000   Cuyahoga Co., OH, IDR (Schottenstein Stores)...................   4.100  07/05/1995    280,000
  2,000,000   Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)...........   4.550  07/05/1995  2,000,000
    900,000   Delaware Co., OH, Indust. Rev., Ser. 1985 (MRG Limited, LP)....   4.250  07/05/1995    900,000
  2,000,000   Franklin Co., OH, IDR (Alco Standard Corp.)....................   4.250  07/05/1995  2,000,000
    635,000   Franklin Co., OH, IDR (Columbus Dist.).........................   4.150  07/05/1995    635,000
  1,720,000   Greene Co., OH, Healthcare Fac. Rev. (Green Oaks Proj.)........   4.200  07/05/1995  1,720,000
    950,000   Hardin Co., OH, Hosp. Impt. Rev., Ser. A (Hardin Memorial Hosp.)  4.150  07/05/1995    950,000
  1,410,000   Huron Co., OH, Ref. Rev. (Norfolk Furniture Corp.).............   4.200  07/05/1995  1,410,000
    494,000   Lorain Co., OH, IDR, Ser. C (Kindercare).......................   4.350  07/05/1995    494,000
  1,200,000   Lucas Co., OH, EDR (Glendale Meadows)..........................   4.200  07/05/1995  1,200,000
    200,000   Medina, OH, IDR (Kindercare)...................................   4.350  07/05/1995    200,000
  1,100,000   Meigs Co., OH, Indust. Rev., Ser. 1985 (MGR Limited, LP).......   4.250  07/05/1995  1,100,000
  1,050,000   Montgomery Co., OH, Healthcare Rev., Ser. A
                (Dayton Area MRI Consortium).................................   4.200  07/05/1995  1,050,000
  2,100,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   4.200  07/05/1995  2,100,000
  1,000,000   Morrow Co., OH, IDR (Field Container Corp.)....................   4.250  07/05/1995  1,000,000
    600,000   Ohio Air Quality Dev. Auth. Rev. (Honda of America)............   4.250  07/05/1995    600,000
  5,000,000   Ohio Higher Educ. Fac. Rev. (Oberlin College)..................   4.000  07/05/1995  5,000,000
  1,900,000   Ohio St. Environ. Impt. Rev. (Honda of America)................   4.250  07/05/1995  1,900,000
    200,000   Ohio Water Dev. Auth. Rev. (Timken Co. Proj.)..................   4.000  07/05/1995    200,000
    900,000   Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)......   4.100  07/05/1995    900,000
    200,000   Stark Co., OH, IDR, Ser. D (Kindercare)........................   4.350  07/05/1995    200,000
  2,875,000   Summit Co., OH, IDR (Bowery Assoc.)............................   4.200  07/05/1995  2,875,000
    275,000   Wadsworth, OH, IDR (Kindercare)................................   4.350  07/05/1995    275,000
  1,200,000   Wyandot Co., OH, Indust. Rev., Ser. 1985 (MRG Limited, LP).....   4.250  07/05/1995  1,200,000
  1,860,000   Ashland, OH, IDR (Landover Properties).........................   4.150  07/06/1995  1,860,000
  2,000,000   Clinton Co., OH, Hosp. Rev. (Clinton Memorial).................   4.200  07/06/1995  2,000,000
  3,200,000   Columbus, OH, Sewer Ref. Rev...................................   3.900  07/06/1995  3,200,000
  1,000,000   Cuyahoga Co., OH, IDR (Edgecomb Metals)........................   4.125  07/06/1995  1,000,000
  1,265,000   Franklin Co., OH, IDR  (Ohio Girl Scouts)......................   4.200  07/06/1995  1,265,000
  7,000,000   Franklin Co., OH, IDR (Berwick Steel)..........................   4.250  07/06/1995  7,000,000
    400,000   Franklin Co., OH, IDR (Columbus College).......................   4.200  07/06/1995    400,000
  1,200,000   Franklin Co., OH, Port. Auth. Rev. (Rickenbacker Holdings, Inc.)  4.200  07/06/1995  1,200,000
  1,750,000   Hamilton Co., OH, EDR, Ser. 1995
                (Cincinnati Assoc. Performing Arts)..........................   4.100  07/06/1995  1,750,000
  2,000,000   Lucas Co., OH, IDR (Ohio Citizens Bank Proj.)..................   4.250  07/06/1995  2,000,000
    450,000   Lucas Co., OH, Rev. (Sunshine Children's Home).................   4.250  07/06/1995    450,000
  2,090,000   Mahoning Co., OH, Healthcare Fac. Rev. (Copeland Oaks).........   4.200  07/06/1995  2,090,000
  1,870,000   Mahoning Co., OH, Healthcare Fac. Rev. (Ohio Heart Institute)..   4.200  07/06/1995  1,870,000
  1,090,000   Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.)..........   4.200  07/06/1995  1,090,000
  4,800,000   Ohio EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.).........   4.350% 07/06/1995  4,800,000
  5,140,000   Ohio St. Infrastructure Indust. Rev., Ser. PA-53...............   4.100  07/06/1995  5,140,000
  1,500,000   Pike Co., OH, EDR (Pleasant Hill)..............................   4.200  07/06/1995  1,500,000
  3,610,000   Sharonville, OH, IDR (Edgecomb Metals).........................   4.125  07/06/1995  3,610,000
    705,000   Summit Co., OH, IDR (Go-Jo Indust.)............................   4.200  07/06/1995    705,000
  2,725,000   Toledo-Lucas Co., OH, Port. Auth. IDR Ref., Ser. 1994..........   4.200  07/06/1995  2,725,000
  4,650,000   Trumbull Co., OH, Hosp. Rev. (Shepherd Valley Lutheran)........   4.250  07/06/1995  4,650,000
  1,600,000   Warren Co., OH, IDR (Liquid Container).........................   4.250  07/06/1995  1,600,000
  3,050,000   Westlake, OH, IDR (Nordson Co.)................................   4.150  07/06/1995  3,050,000
    205,000   Wood Co., OH, IDR (North American Science).....................   4.200  07/06/1995    205,000
  2,200,000   Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989 (Good Shepherd)....   4.500  07/07/1995  2,200,000
  1,400,000   Hamilton Co., OH, IDR (ADP System).............................   3.600  07/15/1995  1,400,000
-------------                                                                                    ------------
$125,509,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
-------------     (Amortized Cost $125,509,000)................................                 $125,509,000
                                                                                                 ------------

  Principal                                                                    Coupon   Maturity
   Amount     Adjustable Rate Put Bonds-- 16.1%                                 Rate      Date       Value
------------  ---------------------------------                               -------- ----------  ---------
$   935,000   Franklin Co., OH, EDR (JAL Realty).............................   5.100% 07/15/1995 $  935,000
  1,605,000   Hamilton, OH, First Mtg. Rev.
                (Continental Commercial Properties)..........................   4.700  08/01/1995  1,605,000
    660,000   Middletown, OH, First Mtg. Rev.
                (Continental Commercial Properties)..........................   4.700  08/01/1995    660,000
  1,010,000   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   5.050  09/01/1995  1,010,000
    975,000   M & M Tax-Exempt  Mtg. Bond Trust..............................   4.550  09/01/1995    975,000
    695,000   Riverside, OH, EDR (Riverside Assoc. Ltd. Proj.)...............   5.100  09/01/1995    695,000
    730,000   Summit Co., OH, IDR (Arlington Plaza)..........................   4.500  09/01/1995    729,860
  4,565,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   4.752  10/01/1995  4,568,158
    180,000   Franklin Co., OH, IDR (Pan Western Life).......................   4.550  10/01/1995    180,000
  1,000,000   Marion Co., OH, Hosp. Impt. Rev., Ser. 1992 (Pooled Lease Proj.)  4.250  10/01/1995  1,000,000
  1,300,000   Miami Valley Tax-Exempt Mtg. Bond Trust........................   4.880  10/15/1995  1,300,000
    735,000   Franklin Co., OH, IDR (GSW Proj.)..............................   4.300  11/01/1995    735,000
  1,445,000   Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.)..........   4.250  11/01/1995  1,445,000
    170,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 1................   4.540  11/01/1995    170,000
  3,380,000   Ohio HFA MFH (Lincoln Park)....................................   4.400  11/01/1995  3,380,000
    185,000   Summit Co., OH, IDR (SGS Tool Co. II)..........................   4.350  11/01/1995    185,000
  3,955,000   Richland Co., OH, IDR (Mansfield Sq. Proj.)....................   4.450  11/15/1995  3,955,000
  2,500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. A (Duquesne Light)..   4.800  11/30/1995  2,500,000
    930,000   Cuyahoga Co., OH, Healthcare Rev...............................   4.300  12/01/1995    930,000
    545,000   Cuyahoga Co., OH, IDR (Southwest Partners Ltd.)................   4.700  12/01/1995    545,000
    725,000   Cuyahoga Co., OH, IDR (Welded Ring)............................   4.200  12/01/1995    725,000
  2,470,000   Franklin Co., OH, IDR (Leveque & Assoc. Proj.).................   4.200  12/01/1995  2,470,000
    360,000   Lucas Co., OH, EDR (Cross County Inns, Inc.)...................   4.400  12/01/1995    360,000
    985,000   Scioto Co., OH, Healthcare Rev. (Hillview Retirement)..........   4.200  12/01/1995    985,000
  1,165,000   Gallia Co., OH, IDR (Jackson Pike Assoc.)......................   3.850  12/15/1995  1,165,000
  3,320,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2................   4.430  12/15/1995  3,319,203
-------------                                                                                    ------------
$36,525,000   TOTAL ADJUSTABLE RATE PUT BONDS
-------------    (Amortized Cost $36,527,221)................................                    $36,527,221
                                                                                                 ------------
$228,009,500  TOTAL INVESTMENTS AT VALUE -- 100.7%
=============    (Amortized Cost $228,219,069)...............................                    $228,219,069

              OTHER ASSETS AND LIABILITIES, NET-- (0.7)% ....................                      (1,612,714)
                                                                                                 -------------
              NET ASSETS-- 100.0% ...........................................                    $226,606,355
                                                                                                 =============

TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1995

  Principal                                                                    Coupon   Maturity
   Amount     Fixed Rate Revenue & General Obligation Bonds-- 31.3%             Rate      Date       Value
------------  -----------------------------------------------------           -------- ----------  ---------
$   100,000   Metro. Atlanta Rapid Transit Auth. Sales Tax Rev.,
                Prerefunded @ 102 ...........................................   8.750% 07/01/1995 $   102,000
    150,000   Ft. Wayne, IN, Hosp. Auth., Ser. B (Ancilla Sys.),
                Prerefunded @ 102 ...........................................   9.500  07/01/1995     153,000
    200,000   Intermountain Power Agy., UT, Power Supply Rev., Ser. J,
                Prerefunded @ 102 ...........................................   8.200  07/01/1995     204,000
    585,000   Mobile, AL, Water & Sewer Rev., Ser. A, Escrowed to Maturity...   7.700  07/01/1995     585,000
    250,000   Seattle, WA, Museum Auth. Rev., Prerefunded @ 100..............   8.600  07/01/1995     250,000
    325,000   Ft. Wayne, IN, Sewer Works Impt. Rev...........................   5.200  08/01/1995     325,107
    200,000   Minnesota St. Various Purpose GO...............................   6.600  08/01/1995     200,399
    240,000   South Carolina, GO, Prerefunded @ 102..........................   6.200  08/01/1995     245,083
    285,000   Texas Pub. Bldg. Auth. Pub. Impt. Rev., Ser. A,
                Prerefunded @ 102 ...........................................   9.375  08/01/1995     291,884
    550,000   Washington, MD, Suburban Sani. Dist., Prerefunded @ 102........   8.500  08/01/1995     562,943
    110,000   Austin, TX, GO, Prerefunded @ 100..............................   9.000  09/01/1995     110,739
    320,000   Kansas City, KS, Util. Sys. Rev., Escrowed to Maturity.........   4.700  09/01/1995     320,035
    300,000   Austin, TX, Elec. Util. COP....................................   5.900  09/15/1995     301,137
    250,000   Salt Lake Co., UT, Water Conservancy Dist. Ref. Rev............   5.700  10/01/1995     250,495
    110,000   Pulaski Co., AK, Health Facs. Rev.
                (Sisters of Charity Nazareth), Prerefunded @ 102 ............   9.500  11/01/1995     114,144
    140,000   Austin, TX, Util. Sys. Rev., Prerefunded @ 102.................  10.250  11/15/1995     145,711
    125,000   Mesa Co., CO, Sales Tax Rev., Ser. A, Prerefunded @ 102........   8.000  12/01/1995     129,629
    145,000   Milwaukee, WI, GO, Ser. BV-2...................................   6.300  12/01/1995     146,152
    190,000   Texas St. GO...................................................   8.800  12/01/1995     193,326
    125,000   Jefferson Co., CO, School Dist. No. R-001 GO, Ser. C,
                Escrowed to Maturity ........................................   7.800  12/15/1995     126,818
    500,000   Lawrence Twp., IN, Metro. School Dist. Tax
                Anticipation Warrants, Ser. 1995 ............................   5.500  12/29/1995     500,593
    110,000   Indiana Muni. Power Supply Rev., Ser. A, Prerefunded @ 103.....   9.200  01/01/1996     115,507
    105,000   Michigan Pub. Power Agy. Rev. (Belle River Proj.),
                Prerefunded @ 101 ...........................................   7.000  01/01/1996     107,096
    525,000   Piedmont, SC, Muni. Power Agy. Elec. Rev., Prerefunded @ 103...   9.700  01/01/1996     554,083
    130,000   Barnwell Co., SC, GO...........................................   6.750  02/01/1996     131,996
    250,000   Cobb Co., GA, School Dist. GO..................................   6.125  02/01/1996     252,793
    560,000   Ross Co., OH, GO BANS..........................................   5.040  04/26/1996     561,269
    250,000   Florida St. Board of Educ. GO, Ser. A, Prerefunded @ 102.......   7.500  06/01/1996     262,610
    995,000   Covington, KY, GO TRANS........................................   5.500  06/28/1996     999,676
    110,000   Washington St. Pub. Power Supply Sys. Rev., Ser. 1990
                (Nuclear Proj. #1), Prerefunded @ 103........................  15.000  07/01/1996     124,736
-------------                                                                                     -----------
$ 8,235,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
-------------    (Amortized Cost $8,367,961).................................                      $8,367,961
                                                                                                  ------------

  Principal                                                                    Coupon   Maturity
   Amount     Floating and Variable Rate Demand Notes-- 44.8%                   Rate      Date       Value
------------  -----------------------------------------------                 -------- ----------  ---------
$   220,000   Muskogee, OK, IDR (Brockway, Inc.).............................   4.500% 07/03/1995 $   220,000
    790,000   Washington Co., PA, IDA (Dynamet, Inc. Proj.)..................   4.140  07/03/1995     790,000
  2,100,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (University Hosp. Cleveland)   4.200  07/03/1995   2,100,000
    480,000   NCNB Pooled Tax-Exempt Trust, Ser. 1990A.......................   4.500  07/03/1995     480,000
  1,000,000   New Jersey EDA & EDR (Union Avenue Assoc.).....................   4.050  07/03/1995   1,000,000
    900,000   Eddyville, IA, IDR (Heartland Lysine, Inc.)....................   4.450  07/05/1995     900,000
  1,000,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   4.350  07/05/1995   1,000,000
  1,000,000   Stark Co., OH, IDR (Wilkof-Morris Proj.).......................   4.350  07/05/1995   1,000,000
    890,000   Brooklyn Park, MN, IDR (Schmidt Proj.).........................   4.400  07/06/1995     890,000
    600,000   Larimer Co., CO, IDR, Ser. 1995B (Ultimate Support Sys.).......   4.550  07/06/1995     600,000
  1,205,000   Michigan Strategic Fund IDR (Rochester Gear, Inc.).............   4.800  07/06/1995   1,205,000
  1,300,000   Redwood Falls, MN, IDR (Zytec Corp. Proj.).....................   4.800  07/06/1995   1,300,000
    460,000   St. Cloud, MN, Hsg. & Redev. Auth. (Coborn Realty Co.).........   4.400  07/06/1995     460,000
-------------                                                                                     ------------
$11,945,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
-------------    (Amortized Cost $11,945,000)................................                      $11,945,000
                                                                                                  ------------

  Principal                                                                    Coupon   Maturity
   Amount     Adjustable Rate Put Bonds-- 26.8%                                 Rate      Date       Value
------------  ---------------------------------                               -------- ----------  ---------
$   760,000   Lexington-Fayette Co., KY, Urban Gov't. Rev.
                (Providence Montessori) .....................................   4.750% 07/01/1995 $   760,000
  1,190,000   Buckeye Tax-Exempt Mtg. Bond Trust.............................   5.200  08/01/1995   1,188,481
    350,000   Lansing, MI, EDR (LGH Office Bldg. Proj.)......................   4.950  08/15/1995     350,000
  1,500,000   Charleston, SC, Center Tax-Exempt Mtg. Bond Trust..............   4.550  09/01/1995   1,500,000
    160,000   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   5.050  09/01/1995     160,000
  1,200,000   Owensboro, KY, IDR, Ser. 1985 (Dart Container).................   4.100  09/01/1995   1,200,000
    170,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   4.752  10/01/1995     170,000
    570,000   Romulus, MI, Econ. Dev. Corp. (Airport Realty Proj.)...........   4.700  10/01/1995     570,000
    250,000   Medina Co., OH, IDR (Nationwide One Proj.).....................   4.500  11/01/1995     249,928
  1,000,000   Westmoreland Co., PA, IDR (White Cons Indust.).................   4.620  12/01/1995   1,000,000
-------------                                                                                     ------------
$ 7,150,000   TOTAL ADJUSTABLE RATE PUT BONDS
-------------    (Amortized Cost $7,148,409).................................                      $7,148,409
                                                                                                  ------------
$27,330,000   TOTAL INVESTMENTS AT VALUE -- 102.9%
=============    (Amortized Cost $27,461,370)................................                     $27,461,370

              OTHER ASSETS AND LIABILITIES, NET-- (2.9%) ....................                        (769,153)
                                                                                                  -----------
              NET ASSETS-- 100.0% ...........................................                     $26,692,217
                                                                                                  ============

CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1995

   Principal                                                                   Coupon   Maturity
    Amount    Fixed Rate Revenue & General Obligation Bonds--39.2%              Rate      Date        Value
------------  ----------------------------------------------------            -------- ----------  ---------
$    10,000   Northern California Power Agy. Rev. (Geothermal Proj.),
                Prerefunded @ 103 ...........................................  11.500% 07/01/1995 $    10,000
    500,000   Northern California Power Agy. Rev. (Geothermal Proj.),
                Prerefunded @ 102 ...........................................   9.750  07/01/1995     510,000
    200,000   Northern California Power Agy. Rev. (Geothermal Proj.),
                Prerefunded @ 102 ...........................................   9.500  07/01/1995     204,000
    100,000   Puerto Rico Elec. Power Auth. Rev., Ser. M.....................   6.700  07/01/1995     100,000
    275,000   San Francisco Bay, CA, Rapid Transit Dist.
                Sales Tax Rev., Prerefunded @ 103 ...........................   8.750  07/01/1995     283,250
    100,000   Southern California Public Power Auth.
                Rev. (Palo Verde Project), Prerefunded @ 102.50 .............   9.375  07/01/1995     102,500
    100,000   Southern California Rapid Transit COP (Workers' Comp.).........   5.200  07/01/1995     100,000
    280,000   Fremont, CA, USD TRANS.........................................   4.500  07/06/1995     280,017
    500,000   Los Angeles, CA, USD TRANS.....................................   4.500  07/10/1995     499,945
    255,000   Compton, CA, COP (Convention Center Proj.), Prerefunded @ 102..  11.125  08/01/1995     261,363
    150,000   Oakland, CA, Redev. Agy. COP, Prerefunded @ 102................   9.000  08/01/1995     153,581
    750,000   San Francisco, CA, City & Co. Sewer Rev., Prerefunded @ 102....   7.125  08/01/1995     766,673
    230,000   Los Angeles, CA, Convention & Exhibition Center Auth. COP......   6.300  08/15/1995     230,425
    100,000   California Health Fac. Fin. Auth. Rev.
                (Centinela Hosp. Medical Center - A), Prerefunded @ 102......   9.375  09/01/1995     102,747
    195,000   East Bay,  CA, Regional Park Dist. Rev.........................   9.250  09/01/1995     196,570
    100,000   Los Angeles Co., CA COP (Correctional Fac. Proj.)..............   5.200  09/01/1995     100,120
    165,000   Ontario, CA, Redev. Agy. Tax Rev.
                (Ontario Redev. Proj. #1), Prerefunded @ 102.50 .............   8.750  09/01/1995     170,207
    120,000   Redding, CA, Redev. Agy. Tax Rev.
                (Canby, Hilltop & Cypress Redev. Proj.), Prerefunded @ 102...   8.000  09/01/1995     123,043
    140,000   California Educ. Fac. Auth. Rev., 1st Series
                (Univ. of Southern California), Prerefunded @ 102............   9.200  10/01/1995     144,256
    100,000   Los Angeles Co., CA, COP (Los Angeles Co. Public Property),
                Prerefunded @ 101.50.........................................  10.500  10/01/1995     103,032
    100,000   Modesto, CA, Irrigation Dist. COP (Geysters Geothermal),
                Prerefunded @ 102............................................   8.875  10/01/1995     103,124
    500,000   San Jose & Santa Clara, CA, Clean Water Fin.
                Auth. Rev., Ser. A ..........................................   6.400  10/01/1995     502,658
    100,000   Brea, CA, Redev. Agy. Tax Allocation (Redev. Proj. AB),
                Prerefunded @ 102.50 ........................................   8.300  11/01/1995     103,705
    170,000   California Health Fac. Fin. Auth. Rev., Ser. A
                (St. Francis Memorial Hosp.), Prerefunded @ 102..............   9.000  11/01/1995     176,011
    250,000   Rancho, CA, Water Dist. COP, Prerefunded @ 102.................   9.250  11/01/1995     259,048
    300,000   La Mirada, CA, Redev. Agy. Tax Allocation, Prerefunded @ 102.50   8.900  11/15/1995     312,939
    400,000   California St. Dept. of Water Resources Rev., Ser. A
                (Central Valley Proj.), Prerefunded @ 101.50.................   7.500  12/01/1995     412,607
    100,000   Elk Grove, CA, USD Special Tax Rev.............................   8.300  12/01/1995     101,782
    100,000   Glendale, CA, Redev. Agy. Rev. (Central Glendale Redev Proj.)..   6.100  12/01/1995     100,688
    665,000   Tri City, CA, Hosp. Dist. COP (Imperial Muni.
                Services Group, Inc.), Prerefunded @ 100.....................   9.875  02/01/1996     687,691
    190,000   Tri City, CA, Hosp. Dist. COP (Imperial Muni.
                Services Group, Inc.), Prerefunded @ 100.....................   9.875  02/01/1996     196,449
    150,000   East Bay, CA, Muni. Util. Dist. Rev., Ser. D,
                Prerefunded @ 102.50 ........................................   7.000  04/01/1996     156,683
    100,000   California St. Revenue Anticipation Warrants, Ser. C...........   5.750  04/25/1996     101,714
-------------                                                                                     ------------
$ 7,495,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
-------------    (Amortized Cost $7,656,828).................................                     $ 7,656,828
                                                                                                  ------------


   Principal                                                                   Coupon   Maturity
    Amount    Floating and Variable Rate Demand Notes-- 46.0%                   Rate      Date        Value
------------  -----------------------------------------------                  -------- ----------  ---------
$   300,000   California Health Fac. Fin. Auth. Rev. (Sutter Health).........   4.050%   07/03/95 $   300,000
    600,000   Irvine Ranch, CA, Water Dist. Rev..............................   4.300    07/03/95     600,000
    700,000   Irvine Ranch, CA, Water Dist. Rev. (1986 Cap. Impt. Proj.).....   4.150    07/03/95     700,000
    400,000   Irvine Ranch, CA, Water Dist. Rev..............................   4.350    07/03/95     400,000
    700,000   Irvine Ranch, CA, Water Dist. Rev., Ser. 1993..................   4.350    07/03/95 $   700,000
    100,000   California PCR Fin. Auth. Rev. (Del Marva Power & Light).......   4.350    07/03/95     100,000
    200,000   California PCR Fin. Auth. Rev. (Del Marva Power & Light
                - Burney Forest Proj.) ......................................   4.350    07/03/95     200,000
    400,000   California PCR Fin. Auth. Rev. (Honeylake Power)...............   4.250    07/03/95     400,000
    300,000   California PCR Rev., Ser. A (Ultrapower-Rocklin)...............   4.300    07/03/95     300,000
    600,000   Los Angeles Co., CA, IDA IDR (Kransco).........................   4.150    07/05/95     600,000
    880,000   California HFA Home Mtg. Rev., Ser. 1993B......................   4.250    07/06/95     880,000
  1,000,000   Corona, CA, IDA (Syroco of CA, Inc.)...........................   4.350    07/06/95   1,000,000
  1,000,000   Los Angeles Co., CA, Metro Transit Auth. Rev.,
                Ser. 95A (Union St. Gateway Proj.) ..........................   4.250    07/06/95   1,000,000
  1,000,000   San Bernardino, CA, IDR (LaQuinta Motor Inns)..................   4.250    07/06/95   1,000,000
    800,000   San Francisco Parking Auth. Rev................................   4.400    07/06/95     800,000
-------------                                                                                     ------------
$ 8,980,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
-------------    (Amortized Cost $8,980,000).................................                     $ 8,980,000
                                                                                                  ------------

  Principal                                                                    Coupon   Maturity
   Amount     Adjustable Rate Put Bonds-- 2.6%                                  Rate      Date        Value
------------  --------------------------------                                -------- ----------  ---------
$   500,000   California Higher Educ. Student Loan Auth. Rev., Ser. 1995E....   4.250% 12/01/1995 $   500,000
-------------                                                                                     ------------
$   500,000   TOTAL ADJUSTABLE RATE PUT BONDS
-------------    (Amortized Cost $500,000)...................................                     $   500,000
                                                                                                  ------------

   Principal                                                                   Coupon   Maturity
    Amount    Commercial Paper-- 10.2%                                          Rate      Date       Value
------------  ------------------------                                        -------- ----------  ---------
$ 1,000,000   San Diego, CA, IDR, Ser. 1995 (San Diego G & E)................   3.400% 07/12/1995 $ 1,000,000
  1,000,000   California PCR Fin. Auth. Rev. (Pacific G & E).................   4.150  09/07/1995   1,000,000
-------------                                                                                     ------------
$ 2,000,000   TOTAL COMMERCIAL PAPER
-------------    (Amortized Cost $2,000,000).................................                     $ 2,000,000
                                                                                                  ------------
$18,975,000   TOTAL INVESTMENTS AT VALUE -- 98.0%
=============
                (Amortized Cost $19,136,828).................................                     $19,136,828

              OTHER ASSETS AND LIABILITIES, NET-- 2.0% ......................                         387,928
                                                                                                  ------------

              NET ASSETS-- 100.0% ...........................................                     $19,524,756
                                                                                                  ============

ROYAL PALM FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1995
   Coupon                                                                     Maturity  Principal
   Amount     Fixed Rate Revenue & General Obligation  Bonds-- 37.6%            Rate      Date        Value
------------  ------------------------------------------------------          -------- ----------  ---------
$   115,000   Collier Co., FL, Cap. Impt. Rev., Prerefunded @ 102............   6.875% 07/01/1995 $   117,300
    100,000   Collier Co., FL, Water & Sewer Dist. Rev., Prerefunded @ 102...   8.750  07/01/1995     102,000
    100,000   Florida St. GO (Broward Co. Highway Impt.), Escrowed to Maturity  9.750  07/01/1995     100,000
    500,000   Florida St. GO, Ser. A (Broward Co.
                Expressway Auth.), Prerefunded @ 102 ........................   9.200  07/01/1995     510,000
    500,000   Florida St. GO (Broward Co. Expressway Auth.), Prerefunded @ 102  9.800  07/01/1995     510,000
    150,000   Florida St. Division of Bond Fin. Rev., Ser. E (Save Our Coast)  12.000  07/01/1995     150,000
    105,000   Okaloosa Co., FL, Water & Sewer Rev., Prerefunded @ 103........   9.500  07/01/1995     108,150
    300,000   Pompano Beach, FL, Water & Sewer Rev., Prerefunded @ 102.......   7.600  07/01/1995     306,000
    100,000   East Chicago, IN, CSD COP, Prerefunded @ 103...................   9.600  08/01/1995     103,430
    850,000   Lee Co., FL, School Board COP, Ser. A..........................   5.700  08/01/1995     850,707
    250,000   Marion Co., FL, Solid Waste Sys. Rev...........................   5.650  08/01/1995     250,298
    125,000   Palm Beach Co., FL, School Dist. GO, Ser. A, Prerefunded @ 103.   7.875  08/01/1995     129,101
    200,000   Pasco Co., FL, Gas Tax Rev.....................................   6.700  08/01/1995     200,404
    250,000   Hillsborough Co., FL, School Dist. GO, Prerefunded @ 102.......   8.875  09/01/1995     256,726
    100,000   Sarasota, FL, Infrastructure Sales Surtax Rev.,
                Prerefunded @ 102 ...........................................   6.500  09/01/1995     102,238
    180,000   Dunedin, FL, Hosp. Rev. (Mease Health Care), Prerefunded @ 102.   9.250  10/01/1995     185,733
    400,000   Jacksonville, FL, Elec. Auth. Rev. (St. John's River),
                Prerefunded @ 102 ...........................................  10.250  10/01/1995     413,649
    230,000   Jacksonville, FL, Elec. Auth. Rev. (St. John's River),
                Prerefunded @ 102 ...........................................   9.375  10/01/1995     237,255
    100,000   Jacksonville, FL, Elec. Auth. Rev. (St. John's River),
                Prerefunded @ 101.50 ........................................   7.000  10/01/1995     102,114
    200,000   Jacksonville, FL, Elec. Auth. Rev. (St. John's River),
                Prerefunded @ 101.50 ........................................   7.375  10/01/1995     204,448
    100,000   Orlando, FL, Util. Common Water & Elec. Rev.,
                Escrowed to Maturity ........................................   5.700  10/01/1995     100,658
    105,000   Tallahassee, FL, Airport Sys. Rev., Ser. A.....................   6.650  10/01/1995     105,411
    315,000   Tampa, FL, Util. Tax & Special Rev., Prerefunded @ 102.........   8.875  10/01/1995     324,458
    250,000   Tampa, FL, Water & Sewer Rev., Ser. B..........................   6.800  10/01/1995     251,549
    100,000   Valdosta & Lowndes Co., GA, Hosp. Auth. Ref. Rev.
                 (South Georgia Medical Center), Escrowed to Maturity........   6.600  10/01/1995     100,566
    110,000   Allegheny Co., PA, Health Fac. Rev. (Episcopal Church),
                Prerefunded @ 100 ...........................................   8.100  12/01/1995     111,826
    250,000   Broward Co., FL, Health Fac. Rev. (Holy Cross Hosp.),
                Prerefunded @ 102 ...........................................   8.750  12/01/1995     258,731
    170,000   Broward Co., FL, Health Fac. Rev. (Holy Cross Hosp.),
                Prerefunded @ 102 ...........................................   9.250  12/01/1995     177,085
    225,000   Clearwater, FL, Water & Sewer Rev., Prerefunded @ 102..........   8.100  12/01/1995     233,187
    445,000   Clearwater, FL, Water & Sewer Rev., Prerefunded @ 102..........   8.400  12/01/1995     461,734
    100,000   Lake Co., FL, Sales Rev., Prerefunded @ 102....................   7.800  12/01/1995     103,594
    150,000   Palm Beach Co., FL, Solid Waste Sewer Impt. Auth. Rev.,
                Prerefunded @ 102 ...........................................  10.000  12/01/1995     155,982
    500,000   Lawrence Twp., IN, Metro. School Dist. Tax
                Anticipation Warrants, Ser. 1995 ............................   5.500  12/29/1995     500,593
    300,000   North Broward, FL, Hosp. Dist. Rev.............................   5.000  01/01/1996     300,820
    100,000   Hillsborough Co., FL, Cap. Impt. Rev., Subser. 2,
                Prerefunded @ 102 ...........................................   7.200  02/01/1996     103,699
    250,000   South Broward, FL, Hosp. Dist. Rev., Prerefunded @ 102.........   7.250  05/01/1996     260,419
    455,000   Florida St. Board of Educ. GO, Ser. B., Prerefunded @ 102......   7.250  06/01/1996     477,364
    100,000   Ft. Lauderdale, FL, GO, Prerefunded @ 102......................   7.600  07/01/1996     105,258
-------------                                                                                     ------------
$ 8,880,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
-------------    (Amortized Cost $9,072,487 )................................                     $ 9,072,487
                                                                                                  ------------

   Principal                                                                   Coupon   Maturity
    Amount    Floating and Variable Rate Demand Notes-- 44.9%                   Rate      Date        Value
------------  -----------------------------------------------                 -------- ----------  ---------
$   200,000   Dade Co., FL, IDA IDR (Dates-Pot Co., Inc.)....................   4.550% 07/03/1995 $   200,000
  1,000,000   Jacksonville, FL, Health Fac. Auth. Rev.,
                Ser. 1988 (River Garden) ....................................   4.700  07/03/1995   1,000,000
    200,000   Dade Co., FL, IDA IDR (Dates-Young Assoc.).....................   4.550  07/03/1995     200,000
  1,100,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (University Hosp. Cleveland)   4.200  07/03/1995   1,100,000
    800,000   Florida HFA Rev. (Monterey Meadows)............................   4.000  07/05/1995     800,000
    735,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   4.350  07/05/1995     735,000
    250,000   Subiaco, AR, IDR (Cloves Gear).................................   4.350  07/05/1995     250,000
  1,000,000   Boca Raton, FL, IDR (Parking Garage)...........................   4.375  07/06/1995   1,000,000
  1,000,000   Broward Co., FL, MFH Rev. (Sawgrass Pines).....................   4.600  07/06/1995   1,000,000
    550,000   Dade Co., FL, IDA (Kantor Brothers Neckwear Co.)...............   4.400  07/06/1995     550,000
  1,000,000   Florida Muni. Power Rev. (Stanton II Proj.)....................   4.200  07/06/1995   1,000,000
    400,000   Lee Co., FL, HFA Rev. (Forestwood Apts. Proj. A)...............   4.000  07/06/1995     400,000
    700,000   Manatee Co., FL, HFA Rev. (Hampton Ct.)........................   4.250  07/06/1995     700,000
  1,900,000   Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.).......   4.400  07/06/1995   1,900,000
-------------                                                                                     ------------
$10,835,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
-------------    (Amortized Cost $10,835,000)................................                     $10,835,000
                                                                                                  ------------

   Principal                                                                   Coupon   Maturity
    Amount    Adjustable Rate Put Bonds-- 11.9%                                 Rate      Date        Value
------------  ---------------------------------                               -------- ----------  ---------
$   725,000   Summit Co., OH, IDR (Akromold, Inc. Proj.).....................   4.600% 11/01/1995 $   725,000
  2,135,000   Florida HFA Rev................................................   4.250  12/15/1995   2,135,000
-------------                                                                                     ------------
$ 2,860,000   TOTAL ADJUSTABLE RATE PUT BONDS
-------------    (Amortized Cost $2,860,000).................................                     $ 2,860,000
                                                                                                  ------------

   Principal                                                                   Coupon   Maturity
    Amount    Commercial Paper-- 4.1%                                           Rate      Date        Value
------------  -----------------------                                         -------- ----------  ---------
$ 1,000,000   Greater Orlando, FL, Aviation Tax-Exempt Notes.................   4.300% 07/31/1995 $ 1,000,000
-------------                                                                                     ------------
$ 1,000,000   TOTAL COMMERCIAL PAPER
-------------    (Amortized Cost  $1,000,000)................................                     $ 1,000,000
                                                                                                  ------------
$23,575,000   TOTAL INVESTMENTS AT VALUE -- 98.5%
=============    (Amortized Cost $23,767,487)................................                     $23,767,487

              OTHER ASSETS AND LIABILITIES, NET-- 1.5% ......................                         351,085
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $24,118,572
                                                                                                  ============

TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS
June 30, 1995
   Principal                                                                   Coupon   Maturity
    Amount    Municipal Bonds                                                   Rate      Date        Value
------------  ---------------                                                 -------- ----------  ---------
              ALABAMA -- .2%
$   200,000   Montgomery Co., AL, Waterworks & Sani. Sewer Rev.,
                Prerefunded @ 100 ...........................................   9.700% 03/01/1996 $   207,828
                                                                                                  ------------
              ALASKA -- .5%
    385,000   Alaska St. HFC Rev.............................................   7.650  12/01/2010     407,811
     60,000   Alaska St. HFC Coll. Home Mtg. Rev.............................   7.250  12/01/2011      60,823
                                                                                                  ------------
                                                                                                      468,634
                                                                                                  ------------
              ARIZONA -- 2.3%
    500,000   Pima Co., AZ, USD No. 1 (Tuscon), Prerefunded @ 102............   6.750  07/01/1998     543,255
    400,000   Arizona Educ. Loan Mkt. Corp. Rev., Ser. A.....................   6.700  03/01/2000     420,664
    600,000   Maricopa Co., AZ, School Dist. Rev., Ser. 1991C (Tempe Elem.)..   8.000  07/01/2004     722,436
    255,000   Maricopa Co., AZ, SFM Rev., Ser. 1991..........................   7.375  08/01/2005     273,230
                                                                                                  ------------
                                                                                                    1,959,585
                                                                                                  ------------
              CALIFORNIA -- 2.7%
    245,000   California Health Fac. Auth. Rev. (Stanford Univ. Hosp.),
                Prerefunded @ 102 ...........................................   7.125  11/01/1996     259,690
    300,000   California St. Public Works Dept. of Corrections Rev.,
                Prerefunded @ 102 ...........................................   7.375  11/01/1996     319,281
    500,000   Santa Clara Co., CA, Hsg. Auth. ARPB (Orchard Glen Apts.)......   5.250  11/01/1998     502,985
    490,000   Sacramento Co., CA, MFH ARPB (Fairway One Apts.)...............   5.875  02/01/2003     496,238
    500,000   Santa Monica, CA, Redev. Agy. Lease Rev........................   6.000  07/01/2003     524,245
    250,000   California HFA Multi-Unit Rental Rev., Ser. B..................   6.500  08/01/2005     259,882
                                                                                                  ------------
                                                                                                    2,362,321
                                                                                                  ------------
              DELAWARE -- 1.2%
    500,000   Delaware St. GO................................................   7.100  05/01/1996     501,435
    500,000   Delaware St. Transit Auth. Rev.................................   6.100  07/01/2002     531,855
                                                                                                  ------------
                                                                                                    1,033,290
                                                                                                  ------------
              FLORIDA -- 1.0%
    100,000   Hillsborough Co., FL, Cap. Impt. Rev., Subser. 2,
                Prerefunded @ 102 ...........................................   8.300  02/01/1996     104,649
    500,000   Florida HFA MFH ARPB, Ser. B (Hampton Lakes II Proj.)..........   5.700  04/01/2001     508,580
    200,000   Florida St. GO.................................................   6.500  05/01/2004     203,868
                                                                                                  ------------
                                                                                                      817,097
                                                                                                  ------------
              GEORGIA -- 1.2%
    255,000   Atlanta, GA, Airport Extension & Impt. Rev.,
                Escrowed to Maturity ........................................   7.250  01/01/1998     272,121
    700,000   Fulton Co., GA, Water & Sewer Rev., Ser. 1986,
                Prerefunded @ 101 ...........................................   6.800  01/01/2000     766,500
                                                                                                  ------------
                                                                                                    1,038,621
                                                                                                  ------------
              HAWAII -- 1.9%
    500,000   Honolulu, HI, City & Co. GO, Prerefunded @ 101.50..............   7.400  07/01/1997     538,075
  1,000,000   Honolulu, HI, City & Co. GO, Ser. D, Escrowed to Maturity......   6.300  12/01/1998   1,064,880
                                                                                                  ------------
                                                                                                    1,602,955
                                                                                                  ------------
              ILLINOIS -- 4.4%
    500,000   Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)...................   7.750  09/01/1998     531,080
    480,000   Hoffman Estates, IL, MFH ARPB (Park Place Apts.)...............   7.000  11/30/1998     494,875
    500,000   Joliet, IL, Gas Supply Rev. (Peoples Gas Light & Coke).........   8.000  06/01/1999     560,685
  1,000,000   Illinois St. GO................................................   6.250  12/01/2001   1,036,490
    660,000   Alsip, IL, MFH ARPB, Ser. A (Woodland Ct.).....................   5.125  11/01/2003     647,836
    500,000   Chicago, IL, Public Bldg. Comm. Rev., Escrowed to Maturity.....   7.700  01/01/2008     540,565
                                                                                                  ------------
                                                                                                    3,811,531
                                                                                                  ------------
              INDIANA -- 3.7%
  1,500,000   Indianapolis, IN, Local Public Impt. Rev., Ser. A,
                Prerefunded @ 102 ...........................................   6.500  01/15/1998   1,609,305
  1,000,000   Indiana Bond Bank Special Prog. Rev., Ser. A1..................   6.650  01/01/2004   1,065,360
    500,000   Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A.............   6.600  01/01/2012     515,285
                                                                                                  ------------
                                                                                                    3,189,950
                                                                                                  ------------
              IOWA -- 1.4%
$   250,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.400  07/01/2004     262,548
    435,000   Iowa HFA Rev...................................................   6.500  07/01/2006     455,815
    240,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.600  07/01/2008     249,902
    250,000   Cedar Rapids, IA, Hosp. Fac. Rev. (St. Luke's Methodist Hosp.).   6.000  08/15/2009     252,050
                                                                                                  ------------
                                                                                                    1,220,315
                                                                                                  ------------
              KENTUCKY -- 2.4%
    675,000   Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.....   0.000  01/01/2000     787,705
    500,000   Louisville & Jefferson Co., KY, Airport Auth. System Rev.......   5.125  07/01/2004     494,150
    750,000   Kentucky St. Turnpike Auth. EDR (Revitalization Proj.).........   5.250  07/01/2005     751,732
                                                                                                  ------------
                                                                                                    2,033,587
                                                                                                  ------------
              LOUISIANA -- 1.8%
    500,000   Louisiana St. Recovery Dist. Sales Tax Rev.....................   7.625  07/01/1996     511,555
    440,000   Louisiana Public Fac. Auth. Rev. (Medical Ctr. of Louisiana)...   6.000  10/15/2003     460,007
    500,000   West Ouachita Parish, LA, School Dist. GO, Ser. A..............   6.700  03/01/2006     539,490
                                                                                                  ------------
                                                                                                    1,511,052
                                                                                                  ------------
              MAINE -- .7%
    600,000   Maine St. GO...................................................   6.250  07/01/2000     643,512
                                                                                                  ------------

              MARYLAND -- 1.3%
    500,000   Maryland St. Health & Higher Educ. Fac. Auth. Rev.
                (Univ. of Maryland Medical Sys.) ............................   6.500  07/01/2001     543,330
    500,000   Maryland St. Comm. Dev. Admin. Rev.............................   8.500  04/01/2002     533,720
                                                                                                  ------------
                                                                                                    1,077,050
                                                                                                  ------------
              MASSACHUSETTS -- 2.4%
    750,000   Massachusetts St. Indust. Fin. Agy. ARPB (Asahi/America, Inc.).   5.100  03/01/1999     754,995
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992A.............   6.500  09/01/2002     530,460
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B.............   6.600  09/01/2002     533,395
    250,000   Massachusetts St. HFA MFH Rev..................................   9.000  12/01/2009     260,610
                                                                                                  ------------
                                                                                                    2,079,460
                                                                                                  ------------
              MICHIGAN -- 3.1%
  1,000,000   Michigan St. Bldg. Auth. Rev., Ser. I..........................   5.200  10/01/1995   1,003,680
  1,000,000   Michigan St. Bldg. Auth. Rev., Ser. II.........................   6.400  10/01/2004   1,080,550
    600,000   Kalamazoo, MI, Hosp. Fin. Auth. Rev., Ser. A
                (Borgess Medical Ctr.) ......................................   5.000  06/01/2006     573,216
                                                                                                  ------------
                                                                                                    2,657,446
                                                                                                  ------------
              MISSISSIPPI -- .6%
    500,000   Mississippi Higher Educ. Rev., Ser. B..........................   6.100  07/01/2001     515,675
                                                                                                  ------------

              NEBRASKA -- .9%
     60,000   Nebraska Invest. Fin. Auth. SFM Rev., Ser. A...................   8.600  05/15/1997      61,800
    705,000   Nebraska Invest. Fin. Auth. Rev., Ser. 1989
                (Foundation for Educ. Fund) .................................   7.000  11/01/2009     742,485
                                                                                                  ------------
                                                                                                      804,285
                                                                                                  ------------
              NEVADA -- 1.9%
  1,000,000   Las Vegas, NV, GO, Sewer Impt. Rev.............................   6.500  10/01/2006   1,062,910
    500,000   Washoe Co., NV, GO.............................................   7.375  07/01/2009     547,385
                                                                                                  ------------
                                                                                                    1,610,295
                                                                                                  ------------
              NEW HAMPSHIRE -- .5%
    400,000   New Hampshire Higher Educ. Rev. (Dartmouth College)............   5.250  06/01/2008     390,816
                                                                                                  ------------

              NEW YORK -- 1.3%
    415,000   New York, NY, GO, Prerefunded @ 102............................   8.000  08/01/1997     455,168
    500,000   New York Local Gov't. Asst. Corp. Rev., Ser. 1991B.............   7.000  04/01/2002     557,265
     85,000   New York, NY, GO...............................................   8.000  08/01/2005      92,304
                                                                                                  ------------
                                                                                                    1,104,737
                                                                                                  ------------
              NORTH CAROLINA -- 2.8%
$ 1,065,000   Durham, NC, COP................................................   6.375% 12/01/2006 $ 1,132,968
  1,200,000   Asheville, NC, GO..............................................   6.100  03/01/2008   1,261,848
                                                                                                  ------------
                                                                                                    2,394,816
                                                                                                  ------------
              OHIO -- 24.7%
  1,500,000   Cuyahoga Co., OH, Hosp. Impt. VRDN (Univ. Hosp. Cleveland).....   4.200  07/03/1995   1,500,000
    750,000   Youngstown, OH, CSD RANS, Ser. 1994............................   5.300  06/15/1996     752,752
    245,000   Ohio HFA Mtg. Rev., Ser. A-1...................................   4.400  09/01/1996     245,512
    500,000   Ohio St. Bldg. Auth. Rev., Ser. A..............................   7.150  03/01/1999     543,255
  1,000,000   Ohio St. Higher Educ. Fac. Rev. (Oberlin College),
                Prerefunded @ 102 ...........................................   7.100  10/01/1999   1,101,770
    700,000   Franklin Co., OH, Dev. & Ref. Rev., Ser. 1993
                (American Chemical Soc.) ....................................   5.500  04/01/2000     699,930
    500,000   Franklin Co., OH, Rev. (Online Computer Library Ctr.)..........   5.500  04/15/2000     499,325
    500,000   Columbus, OH, CSD GO, Prerefunded @ 102........................   7.000  12/01/2000     563,740
  1,000,000   Franklin Co., OH, IDR Ref. Rev. (Hoover Universal, Inc.).......   5.850  06/01/2002   1,019,860
    950,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Summa Health Systems) ......................................   5.900  11/15/2002     987,288
    850,000   Columbus, OH, CSD GO, Prerefunded @ 102........................   6.650  12/01/2002     957,959
    270,000   Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)...............   7.000  07/01/2003     291,492
    870,000   Lorain Co., OH, Hosp. Fac. Rev. (EMH Regl. Medical Ctr.).......   5.000  11/01/2003     855,401
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal Retirement Home)..   6.600  01/01/2004     531,545
  1,000,000   Columbus, OH, GO...............................................   4.950  06/15/2004   1,000,690
  1,000,000   Ohio St. Natural Resources Fac. GO, Ser. B.....................   4.250  10/01/2004     927,370
    425,000   Lorain Co., OH, Hosp. Fac. Rev. (EMH Regl. Medical Ctr.).......   5.100  11/01/2004     423,096
    485,000   Ohio St. Econ. Dev. Comm. Rev. (Cheryl & Co.)..................   5.500  12/01/2004     495,340
    625,000   Cuyahoga Co., OH, Util. Sys. Impt. & Ref. Rev., Ser. 1995B.....   5.500  08/15/2005     625,431
  1,005,000   Franklin Co., OH, Health Care Fac. Rev. (First Comm. Village)..   6.000  06/01/2006     969,111
  1,000,000   Ohio St. Water Dev. Auth. PCR, Ser. 1995.......................   5.200  06/01/2006     986,040
    400,000   Painesville, OH, Elec. Rev.....................................   6.000  11/01/2006     412,060
    500,000   Delaware Co., OH, GO...........................................   5.250  12/01/2006     494,900
  1,000,000   Mahoning Co., OH, GO...........................................   6.600  12/01/2006   1,088,780
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal Retirement Home)..   6.800  01/01/2008     527,275
    800,000   West Clermont, OH, LSD GO......................................   6.150  12/01/2008     839,488
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.).............   7.000  01/01/2009     521,525
    600,000   Franklin Co., OH, GO...........................................   5.450  12/01/2009     592,890
    750,000   Univ. of Cincinnati General Receipts, Ser. G...................   7.000  06/01/2011     811,493
                                                                                                  ------------
                                                                                                   21,265,318
                                                                                                  ------------
              PENNSYLVANIA -- 3.6%
    840,000   Chartiers Valley, PA, Comm. Dev. ARPB
                (Colonial Bldg. Partners Proj.) .............................   5.625  12/01/1997     845,216
  1,000,000   Washington Co., PA, Auth. Lease Rev., Prerefunded @ 103........   7.450  06/15/2000   1,147,050
    500,000   Pennsylvania St., IDR, Ser. A, Prerefunded @ 102...............   7.000  07/01/2001     564,580
    500,000   Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev.............   6.600  11/01/2009     515,810
                                                                                                  ------------
                                                                                                    3,072,656
                                                                                                  ------------
              PUERTO RICO -- 1.2%
    175,000   Puerto Rico Commonwealth GO, Prerefunded @ 102.................   7.125  07/01/1997     188,515
    825,000   Puerto Rico Commonwealth GO....................................   7.125  07/01/2002     877,347
                                                                                                  ------------
                                                                                                    1,065,862
                                                                                                  ------------
              SOUTH CAROLINA -- 2.8%
  1,000,000   Piedmont, SC, Muni. Power Agy. Rev., Ser. A....................   6.000  01/01/2002   1,064,620
    525,000   South Carolina St. GO, Ser. A..................................   6.000  03/01/2004     560,144
    725,000   Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
                (Columbia Metro.) ...........................................   6.000  01/01/2008     734,947
                                                                                                  ------------
                                                                                                    2,359,711
                                                                                                  ------------
              TENNESSEE -- .7%
    525,000   Southeast, TN, Tax-Exempt Mtg. Trust ARPB, Ser. 1990...........   7.250  04/01/2003     569,420
                                                                                                  ------------

              TEXAS -- 13.0%
    510,000   Pasadena, TX, IDR (Univ. Space Research Assn.).................   6.650  10/01/1996     520,435
      5,000   Lancaster, TX, ISD GO..........................................   9.700  02/01/1997       5,426
    260,000   Lancaster, TX, ISD GO, Escrowed to Maturity....................   9.700  02/01/1997     282,162

$   500,000   Texas Turnpike Auth. Rev. (Dallas N. Tollway),
                Prerefunded @ 102 ...........................................   7.250  01/01/1999     553,000
    360,000   Texas St. Hsg. Agy. SFM Rev....................................   9.000  03/01/1999     370,350
    500,000   Fort Worth, TX, Water & Sewer Rev., Prerefunded @ 100..........   6.500  02/15/2001     542,710
    500,000   Houston, TX, Sr. Lien Rev., Ser. A
                (Hotel Tax & Parking Fac.), Prerefunded @ 100 ...............   7.000  07/01/2001     559,260
  1,000,000   Texas National Research Lab. Fin. Corp. Lease Rev.,
                Prerefunded @ 102 ...........................................   6.850  12/01/2001   1,120,930
    500,000   N. Texas Higher Educ. Student Loan Rev., Ser. 1991A............   6.875  04/01/2002     534,355
  1,000,000   Garland, TX, GO, Ser. B........................................   5.000  08/15/2003     994,660
    580,000   Texas St. Veterans GO..........................................   8.000  12/01/2003     602,040
    625,000   Texas St. Veterans GO..........................................   8.000  12/01/2005     650,869
    785,000   Ennis, TX, ISD Ref. & Impt. GO.................................   5.400  08/15/2006     786,154
    750,000   Harris Co., TX, Ref. Rev. (Toll Road)..........................   5.000  08/15/2007     717,720
    500,000   N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed Inverse Floater .....................................   7.440  05/15/2008     537,965
    515,000   Irving, TX, GO.................................................   5.500  09/15/2009     512,440
    550,798   Midland, TX, HFC Rev., Ser. A2.................................   8.450  12/01/2011     607,254
    515,000   Irving, TX, GO.................................................   5.500  09/15/2012     500,997
    485,000   Irving, TX, GO.................................................   5.500  09/15/2013     469,781
    315,000   Irving, TX, GO.................................................   5.500  09/15/2014     303,402
                                                                                                  ------------
                                                                                                   11,171,910
                                                                                                  ------------
              UTAH -- 1.4%
     70,000   Intermountain Power Agy., UT, Power Supply Rev.,
                Ser. I, Prerefunded @ 100 ...................................   7.000  07/01/1995      70,006
    200,000   Utah St. HFA MFM Rev. (Colony Apts.)...........................   7.750  01/01/1997     204,020
    870,000   Utah St. School Dist. Fin. Corp. Rev...........................   8.375  08/15/1998     963,186
                                                                                                  ------------
                                                                                                     1,237,212
                                                                                                  ------------
              VIRGINIA -- 5.2%
    500,000   Chesterfield Co., VA, GO, Ser. B...............................   6.200  01/01/1999     530,585
  1,000,000   Henrico Co., VA, IDA Rev.......................................   5.800  08/01/1999   1,044,570
  1,060,000   Norfolk, VA, Indust. Dev. Hosp. Rev.
                (Sentara Hosp.), Prerefunded @ 102 ..........................   7.000  11/01/2000   1,191,408
    750,000   Virginia St. Public School Auth. Rev., Ser. B..................   5.850  01/01/2002     790,972
    500,000   Chesapeake, VA, GO.............................................   5.900  08/01/2005     527,840
    345,000   Norfolk, VA, Redev. & Hsg. Auth. Educ. Fac. Rev.
                (Tidewater Comm. College) ...................................   5.500  11/01/2006     342,675
                                                                                                  ------------
                                                                                                    4,428,050
                                                                                                  ------------
              WASHINGTON -- 5.0%
    245,000   Washington St. GO, Prerefunded @ 100...........................   9.200  05/01/1996     255,888
    750,000   Seattle, WA, Drain & Wastewater Util. Rev......................   7.000  12/01/1999     795,652
  1,000,000   Seattle, WA, Muni. Metro. Sewer Rev., Prerefunded @ 102........   6.875  01/01/2000   1,106,150
    440,000   Port of Everett, WA, Rev.......................................   6.500  04/01/2000     442,108
  1,000,000   Washington St. Motor Vehicle Fuel Tax Ref. GO..................   6.000  09/01/2004   1,057,890
    300,000   Washington St. Hsg. Fin. Comm. Rev. (Gonzaga Univ.)............   5.650  07/01/2007     295,128
    335,000   Washington St. GO, Ser. A......................................   6.400  03/01/2009     346,189
                                                                                                  ------------
                                                                                                    4,299,005
                                                                                                  ------------
              WEST VIRGINIA -- .6%
    500,000   West Virginia Econ. Dev. Auth. Rev. (N. American Processing Co.)  7.850  11/01/2009     514,431
                                                                                                  ------------

              WISCONSIN -- 3.0%
    605,000   Village of Dresser, WI, PCR Ref. Rev. (F & A Dairy, Inc.)......   6.000  05/01/2000     608,969
    500,000   Wisconsin Public Power System Rev., Ser. A, Prerefunded @ 102..   7.500  07/01/2000     571,135
    700,000   Racine, WI, School Dist. GO....................................   5.000  04/01/2003     697,718
    750,000   Wisconsin St. Health & Educ. Fac. Auth. Rev.
------------     (Hosp. Sisters Service, Inc.) ..............................   5.000  06/01/2003     737,940
                                                                                                  ------------
                                                                                                    2,615,762
                                                                                                  ------------
$83,265,798   TOTAL MUNICIPAL BONDS -- 101.4%
=============    (Amortized Cost $85,335,134)................................                     $87,134,195


              OTHER ASSETS AND LIABILITIES, NET-- (1.4)% ....................                      (1,180,234)
                                                                                                  ------------

              NET ASSETS-- 100.0% ...........................................                     $85,953,961
                                                                                                  ============

OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
June 30,1995

  Principal                                                                    Coupon   Maturity
   Amount     Fixed Rate Revenue & General Obligation Bonds-- 98.0%             Rate      Date       Value
------------  -----------------------------------------------------           -------- ----------  ---------
$   470,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Care),
                Prerefunded @ 102 ...........................................   7.500% 09/01/1999 $   531,203
    500,000   Ohio St. Bldg. Auth. Local Jail Rev., Prerefunded @ 102........   7.350  04/01/2000     558,840
    500,000   Ohio St. Higher Educ. Fac. Rev. (Ohio Northern Univ.),
                Prerefunded @ 100 ...........................................   7.250  05/15/2000     556,315
    105,000   Puerto Rico Hsg. Fin. Corp. SFM Rev., Ser. A (Portfolio One)...   7.800  10/01/2000     111,335
    500,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Children's Hosp.), Prerefunded @ 102 .......................   7.450  11/15/2000     573,935
    500,000   Franklin Co., OH, Convention Fac. Auth. Tax & Lease Rev.,
                Prerefunded @ 102 ...........................................   7.000  12/01/2000     563,740
    500,000   Fairfield Co., OH, Hosp. Fac. Rev.
                (Lancaster-Fairfield Hosp.), Prerefunded @ 102 ..............   7.100  06/15/2001     569,020
    250,000   Franklin Co., OH, IDR (1st Community Village Healthcare),
                Crossover Refunded ..........................................  10.125  08/01/2001     311,963
     30,000   Clermont Co., OH, Hosp. Fac. Rev. Ser. A (Mercy Health Sys.),
                Prerefunded @ 100 ...........................................   7.500  09/01/2001      34,433
    500,000   Clermont Co., OH, Sewer System Rev., Ser. 1991,
                Prerefunded @ 102 ...........................................   7.100  12/01/2001     572,925
  1,260,000   Cleveland, OH, Waterworks Impt. Rev., Prerefunded @ 102........   6.500  01/01/2002   1,395,450
     40,000   Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
                Prerefunded @ 100 ...........................................  10.125  04/01/2003      50,134
    160,000   Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
                Prerefunded @ 100 ...........................................  10.125  04/01/2003     201,158
    290,000   Alliance, OH, CSD GO...........................................   6.900  12/01/2006     322,802
    725,000   Cleveland, OH, Waterworks Rev..................................   6.250  01/01/2007     762,533
  1,000,000   Trumbull Co., OH, GO...........................................   5.250  12/01/2007     988,280
  1,420,000   Stow, OH, Safety Center Const., GO.............................   6.150  12/01/2007   1,463,466
    750,000   Ohio Municipal Elec. Generation Agency Joint Venture Rev.......   5.500  02/15/2008     742,553
  1,430,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   6.250  05/15/2008   1,501,414
    520,000   Cleveland St. Univ. General Receipts...........................   5.375  06/01/2008     514,015
    500,000   Hamilton, OH, Elec. System Rev., Ser. A........................   6.125  10/15/2008     522,815
    500,000   Cleveland, OH, Waterworks Impt. Rev., Ser. G (First Mtg.)......   5.500  01/01/2009     494,835
    775,000   Akron, OH, Waterworks System  Mtg. Impt. Rev., Ser. 1994.......   5.900  03/01/2009     785,951
  1,000,000   Franklin Co., OH, Hosp. Impt. Rev. (Holy Cross Health System)..   7.625  06/01/2009   1,123,070
    500,000   Mansfield, OH, Hosp. Impt. Rev. (Mansfield General)............   6.700  12/01/2009     541,100
    250,000   Ohio St. Water Dev. Auth. Ref. & Impt. Rev.
                (Pure Water), Escrowed to Maturity ..........................   7.000  12/01/2009     276,698
    500,000   Ohio Capital Corp. MFH Rev.....................................   7.500  01/01/2010     540,305
    500,000   Hamilton, OH, Water System Mtg. Rev., Ser. 1991A...............   6.400  10/15/2010     525,350
    500,000   Montgomery Co., OH, Garbage & Refuse Rev., Ser. A..............   7.100  11/01/2010     545,240
    500,000   Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.)....   6.750  11/15/2010     543,085
  1,000,000   Chillicothe, OH, Water System Mtg. Ref. Rev....................   5.400  12/01/2010     966,450
    500,000   St. Mary's, OH, Elec. System Rev...............................   7.150  12/01/2010     553,095
  1,000,000   Canton, OH, Waterworks System GO, Ser. 1995....................   5.750  12/01/2010     991,870
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.500  01/01/2011     525,285
    285,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.),
                Escrowed to Maturity ........................................   9.000  06/01/2011     329,263
  1,700,000   Ohio St. Water Dev. Auth. Rev..................................   5.700  06/01/2011   1,671,984
    500,000   Montgomery Co., OH, Sewer System Ref. Rev.
                (Gtr. Moraine Beavercreek) ..................................   5.600  09/01/2011     491,610
    605,000   Ohio HFA SFM Rev., Ser. D......................................   7.000  09/01/2011     641,554
    365,000   Bexley, OH, CSD GO.............................................   7.125  12/01/2011     424,243
    500,000   Greene Co., OH, Water System Rev...............................   6.850  12/01/2011     545,975
    500,000   Maple Heights, OH, Various Purpose GO..........................   7.000  12/01/2011     552,300
    425,000   Ohio St. Water Dev. Auth. PCR (Water Control Loan).............   6.000  12/01/2011     431,141
    500,000   Stark Co., OH, Various Purpose GO..............................   7.050  12/01/2011     550,510
    530,000   Urbana, OH, Wastewater Impt. GO................................   7.050  12/01/2011     597,294
    600,000   Westerville, OH, Water System Impt. GO.........................   6.450  12/01/2011     621,792
  1,000,000   Hamilton Co., OH, Hosp. Ref. Rev. (Bethesda Hosp.).............   6.250  01/01/2012   1,028,110
    500,000   Cleveland, OH, GO, Ser. A......................................   6.375  07/01/2012     518,525
    500,000   Summit Co., OH, GO.............................................   6.900  08/01/2012     547,580
  1,095,000   West Clermont, OH, LSD GO......................................   6.900  12/01/2012   1,208,398
    500,000   Brunswick,  OH, CSD GO.........................................   6.900  12/01/2012     547,320
    500,000   Cuyahoga Heights, OH, LSD Impt. Rev............................   5.700  12/01/2012     488,645
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   7.250  12/01/2012     555,175
    500,000   Springfield, OH, LSD GO........................................   6.600  12/01/2012     535,250
    500,000   Summit Co., OH, Various Purpose GO.............................   6.625  12/01/2012     535,985
    500,000   Warrensville Heights, OH, GO...................................   6.400  12/01/2012     524,840
    500,000   Worthington, OH, CSD Ref. GO...................................   6.375  12/01/2012     520,120
  1,250,000   Cleveland St. Univ. General Receipts...........................   5.500  06/01/2013   1,189,775
    415,000   Ohio HFA SFM Rev., Ser. 1990D..................................   7.500  09/01/2013     444,938
    800,000   Franklin Co., OH, Convention Fac. Auth. Tax & Lease Rev........   5.800  12/01/2013     787,512
  1,000,000   Hamilton Co., OH, Hosp. Rev. (Sisters of Charity)..............   6.250  05/15/2014   1,025,820
    500,000   Ohio St. Bldg. Auth. Rev., Ser. 94A (Juvenile Correctional Bldg.) 6.600  10/01/2014     529,485
    500,000   Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.).................   7.000  10/15/2014     548,260
    290,000   Garfield Heights, OH, Various Purpose GO.......................   6.300  12/01/2014     300,742
  1,000,000   Portage Co., OH, GO............................................   6.200  12/01/2014   1,025,440
    460,000   Bedford Heights, OH, GO........................................   6.500  12/01/2014     485,015
  1,250,000   Maumee, OH, Hosp. Fac. Rev. Bonds, Ser. 1994
                (St. Luke's Hosp. Proj.) ....................................   5.800  12/01/2014   1,215,875
    530,000   Ottawa Co., OH, GO.............................................   5.750  12/01/2014     518,457
    290,000   Northwest, OH, LSD GO..........................................   7.050  12/01/2014     320,444
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health System)........   5.875  09/01/2015     977,380
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   6.750  12/01/2015     538,915
    550,000   Cambridge, OH, Water System Mtg. Rev...........................   5.500  12/01/2015     524,673
  1,000,000   Tuscarawas, OH, LSD GO, Ser. 1995..............................   6.600  12/01/2015   1,068,240
    700,000   Canton, OH, Waterworks System GO, Ser. 1995....................   5.850  12/01/2015     686,077
  1,000,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Akron General Proj.) .......................................   5.500  01/01/2016     945,950
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.250  01/01/2016     512,235
    750,000   Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev., Prerefunded @100...   7.400  01/01/2016     890,805
    500,000   Ohio St. Air Quality Dev. Rev. (Ohio Edison)...................   7.450  03/01/2016     553,730
  1,110,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.050  09/01/2016   1,174,735
    440,000   Ohio HFA SFM Rev., Ser. 1990F..................................   7.600  09/01/2016     467,434
    500,000   Celina, OH, Wastewater System Mtg. Rev.........................   6.550  11/01/2016     527,440
  1,000,000   Cleveland, OH, Public Power System Rev.........................   7.000  11/15/2016   1,130,140
    750,000   Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.)............   6.250  11/15/2016     764,310
    705,000   Big Walnut, OH, LSD GO (Community Library Proj.)...............   6.650  12/01/2016     765,947
    590,000   Garfield Heights, OH, Various Purpose GO.......................   7.050  12/01/2016     647,832
    850,000   Alliance, OH, Waterworks System Rev............................   6.650  10/15/2017     907,018
    500,000   Toledo, OH, Sewer System Rev...................................   6.350  11/15/2017     517,150
    675,000   Reynoldsburg, OH, CSD GO.......................................   6.550  12/01/2017     721,919
    450,000   Mason, OH, Waterworks System Mtg. Rev..........................   6.000  12/01/2017     451,895
    750,000   Olmstead Falls, OH, CSD GO.....................................   5.850  12/15/2017     734,378
    500,000   Ohio St. Air Quality Rev., Ser. 1990B (Ohio Edison)............   7.100  06/01/2018     548,300
    500,000   Newark, OH, Water System Impt. Rev.............................   6.000  12/01/2018     502,275
     35,000   Ohio Water Dev. Auth. Ref. Rev.................................   9.375  12/01/2018      36,803
    500,000   Seneca Co., OH, Jail Fac. GO...................................   6.500  12/01/2018     533,700
    500,000   Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel)...........   6.750  06/01/2019     538,515
    500,000   Crawford Co., OH, GO...........................................   6.750  12/01/2019     545,250
    360,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.)................   6.250  01/15/2020     365,209
    500,000   Lucas Co., OH, Hosp. Impt. Rev. (St. Vincent)..................   6.750  08/15/2020     548,065
  1,000,000   Ohio St. Air Qual. Dev. Rev., Ser. 1985A
                (Columbus Southern Power) ...................................   6.375  12/01/2020   1,028,070
    750,000   Fairfield, OH, CSD GO..........................................   6.000  12/01/2020     750,525
    200,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   6.625  05/15/2021     210,424
    460,000   Westerville, Minerva Park & Blendon, OH, Joint Hosp.
                Dist. Rev. (St. Ann's) ......................................   7.100  09/15/2021     508,640
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health System)........   6.733  10/05/2021   1,068,780
  1,000,000   Hamilton, OH, Water System Mtg. Rev., Ser. 1991A...............   6.300  10/15/2021   1,023,840
  1,310,000   Cuyahoga Co., OH, Hosp. Rev. (Mt. Sinai).......................   6.625  11/15/2021   1,389,714
  1,000,000   Adams Co., Ohio Valley, LSD GO.................................   5.250  12/01/2021     911,000
  1,000,000   Kent St. Univ. General Receipts................................   6.500  05/01/2022   1,052,720
  1,000,000   Ohio St. Higher Educ. Fac. Rev. (Case Western Res. Univ.)......   6.000  10/01/2022     995,890
    510,000   Fremont, OH, Hsg. Dev. Corp. Mtg. Ref. Rev.
                (Little Bark View, Sect. 8) .................................  10.125  03/01/2023     531,675
    650,000   Ohio St. Air Quality Dev. Auth. PCR, Ser. 1994 (Penn Power)....   6.150  08/01/2023     655,675
    250,000   Puerto Rico Hsg. Fin. Corp. Rev................................   6.850  10/15/2023     260,856
  1,000,000   Ohio St. Air Quality Dev. Auth. PCR (Penn Power)...............   6.450  05/01/2027   1,031,100
-------------                                                                                     ------------
$70,710,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
-------------    (Amortized Cost $70,372,336)................................                     $74,065,269
                                                                                                  ------------

  Principal                                                                    Coupon   Maturity
   Amount     Floating and Variable Rate Demand Notes-- .9%                     Rate      Date       Value
------------  ---------------------------------------------                   -------- ----------  ---------
$   700,000   Ohio St. Infrastructure GO.....................................   4.100% 07/06/1995 $   700,000
-------------                                                                                     ------------
$   700,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
-------------    (Amortized Cost $700,000)...................................                     $   700,000
                                                                                                  ------------
$71,410,000   TOTAL INVESTMENTS AT VALUE -- 98.9%
=============    (Amortized Cost $71,072,336)................................                     $74,765,269

              OTHER ASSETS AND LIABILITIES, NET--  1.1% .....................                         792,986
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $75,558,255
                                                                                                  ============

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of the Midwest Group Tax Free Trust:

We have audited the accompanying statements of assets and liabilities of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust (a Massachusetts business trust), including the portfolios of investments, as of June 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust as of June 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.




Cincinnati, Ohio,
August 11, 1995



          MIDWEST GROUP TAX FREE TRUST

PART C.   OTHER INFORMATION
          -----------------
Item 24.  Financial Statements and Exhibits
-------   ---------------------------------
          (a)(i) Financial Statements included in Part A:

                 Financial Highlights

            (ii) Financial Statements included in Part B:

                 Portfolio of Investments, June 30, 1995

                 Statements of Assets and Liabilities, June
                 30, 1995

                 Statements of Operations for the Year
                 Ended June 30, 1995

                 Statements of Changes in Net Assets for
                 the Years Ended June 30, 1995 and 1994

                 Financial Highlights

                 Notes to Financial Statements, June 30,
                 1995

          (b)    Exhibits:

          (1)(i) Copy of Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-
                 Effective Amendment No. 26, is hereby
                 incorporated by reference.

            (ii) Copy of Amendment No. 1, dated August 26,
                 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-
                 Effective Amendment No. 31, is hereb
                 incorporated by reference.

          (2)(i) Copy of Registrant's Bylaws, which was filed as an Exhibit to Registrant's
                 Registration Statement on Form N-1, and
                 copy of amendments thereto adopted August
                 19, 1981, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No.
                 1, are hereby incorporated by reference.

            (ii) Copy of amendments to Registrant's Bylaws
                 adopted October 5, 1983, which was filed as an Exhibit to Registrant's Post-
                 Effective Amendment No. 5, is hereby
                 incorporated by reference.

          (3)    Voting Trust Agreements - None.

          (4)(i) Specimen of Share Certificate for Tax-Free
                 Intermediate Term Fund (formerly Limited
                 Term Portfolio), which was filed as an
                 Exhibit to Registrant's Post-Effective
                 Amendment No. 8, is hereby incorporated by reference.

            (ii) Specimen of Share Certificate for Ohio
                 Insured Tax-Free Fund (formerly Ohio Long
                 Term Portfolio), which was filed as an
                 Exhibit to Registrant's Post-Effective
                 Amendment No. 8, is hereby incorporated by reference.

          (5)(i) Copy of Registrant's Management Agreement with Midwest Group Financial Services,
                 Inc. for the Tax-Free Money Fund, the Tax-
                 Free Intermediate Term Fund, the Ohio
                 Insured Tax-Free Fund, the Ohio Tax-Free
                 Money Fund and the California Tax-Free
                 Money Fund is filed herewith.

            (ii) Copy of Registrant's Management Agreement
                 with Midwest Group Financial Services,
                 Inc. for the Royal Palm Florida Tax-Free
                 Money Fund is filed herewith.

          (6)(i) Copy of Registrant's Underwriting
                 Agreement with Midwest Group Financial
                 Services, Inc., which was filed as an
                 Exhibit to Registrant's Post-Effective
                 Amendment No. 27, is hereby incorporated by reference.

            (ii) Form of Underwriter's Dealer Agreement is
                 filed herewith.

          (7)    Bonus, Profit Sharing, Pension or Similar
                 Contracts for the benefit of Directors or Officers - None.

          (8)(i) Copy of Custody Agreement with The Fifth
                 Third Bank, the custodian for the Tax-Free
                 Money Fund, the Tax-Free Intermediate Term
                 Fund, the Ohio Insured Tax-Free Fund, the
                 Ohio Tax-Free Money Fund, the Royal Palm
                 Florida Tax-Free Money Fund and the
                 California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-
                 Effective Amendment No. 23, is hereby
                 incorporated by reference.


          (9)(i) Copy of Transfer Agency, Dividend
                 Disbursing, Shareholder Service and Plan
                 Agency Agreement with MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment
                 No. 30, is hereby incorporated by
                 reference.

            (ii) Copy of Accounting and Pricing Services
                 Agreement with MGF Service Corp. is fil
                 herewith.

           (iii) Copy of Administration Agreement between
                 Midwest Group Financial Services, Inc.
                 (formerly Midwest Advisory Services, Inc.)
                 and MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective
                 Amendment No. 20, is hereby incorporated by reference.


          (10)   Opinion and Consent of Goodwin, Procter &
                 Hoar, which was filed with Registrant's
                 Rule 24f-2 Notice for the fiscal year
                 ended June 30, 1995, is hereby
                 incorporated by reference.

          (11) Consent of Independent Public Accountants is filed herewith.

          (12)   Financial Statements Omitted from Item 23
                 - None.

          (13)   Copy of Letter of Initial Stockholder,
                 which was filed as an Exhibit to
                 Registrant's Pre-Effective Amendment No.
                 1, is hereby incorporated by reference.

          (14)   Copies of model plan used in the
                 establishment of any retirement plan -
                 None.

         (15)(i) Registrant's Plans of Distribution
                 Pursuant to Rule 12b-1, which were filed as an Exhibit to Registrant's Post-
                 Effective Amendment No. 27, are hereby
                 incorporated by reference.

            (ii) Form of Sales Agreement for Shares of No-
                 load Mutual Funds, which was filed as an Exhibit to Registrant's Post-Effective
                 Amendment No. 30, is hereby incorporated by reference.

           (iii) Form of Administration Agreement with respect to the administration of shareholder accounts is filed herewith.

          (16) Computations of each performance quotation provided in response to Item 22 - None.

     (17) (i)    Financial Data Schedule for Tax-Free Money
                 Fund is filed herewith.

          (ii)   Financial Data Schedule for Tax-Free
                 Intermediate Term Fund - Class A shares is filed herewith.

          (iii)  Financial Data Schedule for Tax-Free
                 Intermediate Term Fund - Class C shares is filed herewith.

          (iv)   Financial Data Schedule for Ohio Insured
                 Tax-Free Fund - Class A shares is filed
                 herewith.

          (v)    Financial Data Schedule for Ohio Insured
                 Tax-Free Fund - Class C shares is filed
                 herewith.

          (vi)   Financial Data Schedule for Ohio Tax-Free
                 Money Fund is filed herewith.

          (vii)  Financial Data Schedule for California
                 Tax-Free Money Fund is filed herewith.

          (viii) Financial Data Schedule for Royal Palm
                 Florida Tax-Free Money Fund is filed
                 herewith.

Item 25.  Persons Controlled by or Under Common Control with the Registrant.
-------   --------------------------------------------------
          None.


Item 26. Number of Holders of Securities (as of September
          5, 1995)
-------   --------------------------------------------------
          Title of Class           Number of Record Holders
          --------------           ------------------------
          Tax-Free Money Fund                       879

          Tax-Free Intermediate Term Fund
            Class A Shares                          3,181
            Class C Shares                          335

          Ohio Insured Tax-Free Fund
            Class A Shares                          1,772
            Class C Shares                          213

          Ohio Tax-Free Money Fund                  2,587

          California Tax-Free Money Fund            385

          Royal Palm Florida Tax-Free Money Fund    188




Item 27.  Indemnification
-------   ---------------
          Article VI of the Registrant's Restated Agreement and
          Declaration of Trust provides for indemnification of officers and Trustees as follows:

               Section 6.4    Indemnification of Trustees,
               -----------    ----------------------------
               Officers, etc. The Trust shall indemnify each ------------- of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party
               Trustees"), or (b) an independent legal
               counsel in a written opinion.




Section 6.5    Advances of Expenses. The
-----------    --------------------- Trust
               shall advance attorneys' fees or other
               expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party
               Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               Section 6.6  Indemnification Not Exclusive, etc.
               -----------  ----------------------------------
               The right of indemnification provided by this
               Article VI shall not be exclusive of or
               affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

          The Advisory Agreements with Midwest Group
          Financial Services, Inc. (the "Adviser") provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

          The Underwriting Agreement provides that the Adviser (in its capacity as underwriter), its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Adviser's duties or from the reckless disregard by any of such persons of Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item. 28. Business and Other Connections of Investment
          Adviser
--------  ---------------------------------------------
     A. The Adviser is a registered investment adviser providing investment advisory services to the Registrant. The Adviser also acts as the investment adviser to five series of Midwest Trust and four series of Midwest Strategic Trust, both of which are registered investment companies. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

     B. The following list sets forth the business and other connections of the directors and officers of the Adviser. Unless otherwise noted, the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

          (1) Robert H. Leshner - Chairman of the Board and a Director of the Adviser.

               (a)  President and a Trustee of Midwest
                    Strategic Trust, Midwest Trust and
                    Midwest Group Tax Free Trust, registered investment companies.

               (b)  Chairman of the Board and a Director of
                    Leshner Financial, Inc., a financial
                    services company.

               (c)  Chairman of the Board and a Director of
                    MGF Service Corp., a registered transfer agent.

               (d)  President and a Director of Leshner
                    Financial Services, Inc., a registered
                    investment adviser and registered
                    broker-dealer until December 1994.



          (2)  Michael F. Andrews - President of the
               Adviser.

               (a)  President of ABT Financial Services,
                    Inc., 340 Royal Palm Way, Palm Beach,
                    Florida 33480, until June 1995.

          (3)  James A. Markley, Jr. - A Director of the
               Adviser.

               (a)  President and a Director of Leshner
                    Financial, Inc.

               (b)  A Director of MGF Service Corp.

               (c)  A Director of Sycamore National Bank,
                    3209 West Galbraith Road, Cincinnati,
                    Ohio 45239

               (d)  President of the Adviser until July
                    1995.

               (e)  President of MGF Service Corp. until
                    December 1994.

               (f)  A Director of Leshner Financial
                    Services, Inc., until December 1994.

          (4)  John J. Goetz - Chief Investment Officer -
               Fixed Income of the Adviser.

               (a)  Vice President of Leshner Financial,
                    Inc.

               (b)  Vice President-Investments of Leshner
                    Financial Services, Inc. until December
                    1994.

          (5)  Maryellen Peretzky - Vice President,
               Assistant Secretary and a Director of the Adviser.

               (a)  Vice President and a Director of Leshner
                    Financial, Inc.

               (b)  Vice President of MGF Service Corp.

               (c)  Assistant Secretary of The Tuscarora
                    Investment Trust.

               (d)  Vice President and a Director of Leshner
                    Financial Services, Inc. until December
                    1994.

          (6)  Sharon L. Karp - Vice President of the
               Adviser.

               (a)  Vice President of Leshner Financial,
                    Inc.

          (7)  John F. Splain - Secretary and General
               Counsel of the Adviser.

               (a)  Secretary, General Counsel and a
                    Director of Leshner Financial, Inc.

               (b)  Secretary and General Counsel of MGF
                    Service Corp.

               (c)  Secretary of Midwest Group Tax Free
                    Trust, Midwest Trust, Midwest Strategic
                    Trust, Brundage, Story and Rose
                    Investment Trust, Leeb Personal Finance
                    Investment Trust, Williamsburg
                    Investment Trust, Markman MultiFund
                    Trust and The Tuscarora Investment
                    Trust, registered investment companies.

               (d)  Assistant Secretary of Fremont Mutual
                    Funds, Inc. and Schwartz Investment
                    Trust, registered investment companies.

               (e)  Secretary and General Counsel of Leshner
                    Financial Services, Inc. until December
                    1994.

          (8)  Robert G. Dorsey - Treasurer of the Adviser.

               (a)  President of MGF Service Corp.

               (b)  Treasurer and a Director of Leshner
                    Financial, Inc.

               (c)  Vice President of Brundage, Story and
                    Rose Investment Trust, Leeb Personal
                    Finance Investment Trust and Markman
                    MultiFund Trust.

               (d)  Assistant Vice President of Williamsburg
                    Investment Trust, Schwartz Investment
                    Trust, Fremont Mutual Funds, Inc. and
                    The Tuscarora Investment Trust.

               (e)  Treasurer of Leshner Financial Services,
                    Inc. until December 1994.

          (9)  Susan F. Flischel - Vice President-
               Investments of the Adviser.

               (a)  Assistant Vice President-Investments of
                    Leshner Financial Services, Inc. until
                    December 1994.

          (10) Bruce Chaiken - Assistant Vice President-
               Investments of the Adviser.

               (a)  Assistant Vice President-Investments of
                    Leshner Financial Services, Inc. until
                    June 1994.

          (11) Michele McClellan Hawkins - Assistant Vice
               President of the Adviser.

          (12) Dara Abel - Assistant Portfolio Manager of the Adviser.

          (13) Scott Weston - Assistant Portfolio Manager of the Adviser.

          (14) Elizabeth A. Santen - Assistant Secretary of the Adviser.

               (a)  Assistant Secretary of Leshner Financial
                    Inc.

               (b)  Assistant Vice President of MGF Service
                    Corp.

               (c)  Assistant Secretary of Midwest Group Tax
                    Free Trust, Midwest Trust, Midwest
                    Strategic Trust and The Tuscarora
                    Investment Trust.

               (d)  Assistant Secretary of Leshner Financial
                    Services, Inc. until December 1994.

Item 29.       Principal Underwriters
-------        ----------------------
        (a)    Midwest Group Financial Services, Inc. also acts as
               underwriter for Midwest Strategic Trust, Midwest
               Trust and Brundage, Story and Rose Investment Trust.

                                       Position      Position
                                         with          with
        (b)    Name                   Underwriter    Registrant
               ----                   ----------     ----------
               Robert H. Leshner      Chairman of      President
                                      the Board        and
                                      and Director     Trustee

               Michael F. Andrews     President        None

               James A. Markley, Jr.  Director         None

               John J. Goetz          Chief            None
                                      Investment
                                      Officer - Fixed-Income

               Maryellen Peretzky     Vice President,  None
                                      Assistant
                                      Secretary and
                                      Director

               Sharon L. Karp         Vice President   None

               John F. Splain         Secretary and    Secretary
                                      General Counsel

               Robert G. Dorsey       Treasurer        None

               Susan F. Flischel      Vice President-  None
                                      Investments

               Bruce Chaiken          Assistant Vice   None
                                      President-
                                      Investments

               Michele M. Hawkins     Assistant Vice   None
                                      President

               Dara Abel              Assistant        None
                                      Portfolio Manager

               Scott Weston           Assistant        None
                                      Portfolio Manager

               Elizabeth A. Santen    Assistant        Assistant
                                      Secretary        Secretary

               The address of all of the above-named persons is 312 Walnut Street, Cincinnati, Ohio 45202.

        (c)    None

Item 30.       Location of Accounts and Records
-------        --------------------------------
               Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.       Management Services Not Discussed in Parts A or B
-------        -------------------------------------------------
               None.

Item 32.       Undertakings
-------        ------------
        (a)    Not Applicable.

        (b)    Not Applicable.

        (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

        (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Midwest Group Tax Free Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Midwest Group Tax Free Trust or the Bylaws of Midwest Group Tax Free Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Midwest Group Tax Free Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

               (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

               (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.



                         SIGNATURES
                         ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of October, 1995.

                            MIDWEST GROUP TAX FREE TRUST

                                 /s/ John F. Splain
                            By:-------------------------
                                JOHN F. SPLAIN
                                Attorney-in-Fact

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Robert H. Leshner
---------------------      President      October 31, 1995
ROBERT H. LESHNER         and Trustee


/s/ Mark J. Seger
---------------------       Treasurer      October 31, 1995
MARK J. SEGER


*G. WILLIAM ROHDE    Trustee

*H. JEROME LERNER    Trustee

*OSCAR P. ROBERTSON  Trustee
                                      /s/ John F. Splain
*JAMES C. KRUMME     Trustee     By: --------------------
                                     JOHN F. SPLAIN
*BRUCE J. SIMPSON    Trustee         Attorney-In-Fact*
                                     October 31, 1995
*GARY W. HELDMAN     Trustee